UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia California Intermediate Municipal Bond Fund

Annual Report for the Period Ended April 30, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	14

Statement of Operations	16

Statement of Changes in Net Assets	17

Financial Highlights	19

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	31

Federal Income Tax Information	32

Fund Governance	33

Approval of Investment Management Services Agreement	40

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in "multiples"—an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for companies to restructure their balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, it has delayed a true reckoning with the European financial situation, as concerns about Spain and Portugal continue to cloud the outlook. These structural challenges that persist in the developed world, and slowing growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength—and as a result, attractive opportunities—both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

■  detailed up-to-date fund performance and portfolio information

■  economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia California Intermediate Municipal Bond Fund

Summary

■  For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 12.23% without sales charge.

■  The fund outperformed its primary benchmark, the Barclays 3-15 Year Blend Municipal Bond Index1 as well as the Barclays California 3-15 Year Blend Municipal Bond Index2 which returned 11.05% and 12.08%, respectively.

■  The fund's emphasis on longer-intermediate maturities and overweights in A and BBB rated3 bonds gave it a performance advantage over its benchmarks.

Portfolio Management

Brian M. McGreevy has co-managed the fund since June 2011. From 1994 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. McGreevy was associated with the fund's previous investment adviser as an investment professional.

Paul F. Fuchs has co-managed the fund since January 2012. From 1999 until joining the Investment Manager in May 2010, Mr. Fuchs was associated with the fund's previous investment adviser as an investment professional.

1The Barclays 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2The Barclays California 3-15 Year Blend Municipal Bond Index tracks investment grade bonds issued from the state of California and its municipalities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

13-month (cumulative) return as of 04/30/12

+12.23%

Class A shares (without sales charge)

+11.05%

Barclays 3-15 Year Blend Municipal Bond Index

+12.08%

Barclays California 3-15 Year Blend Municipal Bond Index

1

Performance Information – Columbia California Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 08/19/02 – 04/30/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia California Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*Barclays California 3-15 Year Blend Municipal Bond Index is from August 31, 2002.

Performance of a $10,000 investment 08/19/02 – 04/30/12 ($)

Sales charge	without	with
Class A**	14,778	14,292
Class B**	13,737	14,737
Class C**	13,729	13,729
Class Z	15,138	n/a

Average annual total return as of 04/30/12 (%)

Share class	A**		B**		C**		Z
Inception	09/09/02		08/29/02		09/11/02		08/19/02
Sales charge	without	with	without	with	without	with	without
1-month (cumulative)	1.22	–2.08	1.16	–1.84	1.16	0.16	1.24
1-year	10.32	6.72	9.50	6.50	9.61	8.61	10.61
5-year	5.10	4.41	4.32	4.32	4.32	4.32	5.35
Life	4.11	3.75	3.33	3.33	3.32	3.32	4.37

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

**The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Understanding Your Expenses – Columbia California Intermediate Municipal Bond Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2011 – April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,053.70	1,021.23	3.73	3.67	0.73
Class B	1,000.00	1,000.00	1,051.90	1,017.50	7.55	7.42	1.48
Class C	1,000.00	1,000.00	1,050.90	1,017.50	7.55	7.42	1.48
Class Z	1,000.00	1,000.00	1,056.20	1,022.48	2.45	2.41	0.48

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Managers' Report – Columbia California Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

30-day SEC yields

as of 4/30/12 (%)

Class A	1.68
Class B	1.01
Class C	1.00
Class Z	1.98

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Taxable Equivalent SEC yields

as of 4/30/12 (%)

Class A	2.58
Class B	1.55
Class C	1.54
Class Z	3.05

Taxable-equivalent SEC yields are calculated assuming a federal tax rate of 35.0%. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

The Board of Trustees for Columbia California Intermediate Municipal Bond Fund has approved the change of the fund's fiscal year end from March 31 to April 30. As a result, this report covers the 13-month period since the last annual report. The next report you receive will be for the six-month period from May 1, 2012 through October 31, 2012. In June 2011, the portfolio management team changed. Brian M. McGreevy took over management of the fund. Paul F. Fuchs became co-manager in January 2012.

For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 12.23% without sales charge. The fund's primary benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 11.05%. The fund's secondary benchmark, the Barclays California 3-15 Year Blend Municipal Bond Index, returned 12.08%.

An improving economic environment

Early in the 13-month period, Europe's debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster, housing continued to be a nagging weak spot and job growth was disappointing. However, the pace of both economic and job growth picked up as the period wore on. Consumer confidence improved as the labor market added approximately 1.2 million new jobs between November 2011 and April 2012, while the jobless rate fell to 8.1%. Household net worth also picked up as the equity markets rebounded. Headline inflation rose 2.7%, driven primarily by rising food and energy prices. Despite a modest slowdown late in the summer of 2011, manufacturing activity continued to expand throughout the period.

Municipal market generates strong returns

Against this backdrop, the U.S. municipal bond market generated strong returns, despite a host of investor concerns: 1) Net outflows from municipal mutual funds. 2) The expectation that heavy new issue volume would weigh on the market, which turned out to be unfounded. Issuance dropped off almost across the board. California, in particular, cut back significantly compared to one year earlier. 3) Fears of massive defaults, which were stoked by the media and were generally overblown. With these concerns in mind, 10-year municipal yields reached a high of 3.5% before the European debt crisis sent investors scurrying for the safety of the Treasury market, pushing Treasury yields down. Municipal yields followed. (Bond yields and prices move in opposite directions.)

By the summer of 2011, investors seemed to believe that default expectations were excessive, and demand for municipal bonds picked up. With yields close to historical lows, buyers moved down the credit curve—to A and BBB rated bonds—to garner additional income. Over the course of the 13-month period, these credits performed the best, as yields fell and the yield spread between higher and lower quality bonds tightened in response to demand. Yet, there were more downgrades than upgrades in the overall municipal market as a lackluster economy continued to pressure issuers.

4

Portfolio Manager's Report – Columbia California Intermediate Municipal Bond Fund

Fund benefited from emphasis on longer-intermediate maturities

California municipal bonds were strong performers overall, as yield spreads tightened and state revenues improved. In this favorable environment, the fund outperformed its benchmarks generally because it had less exposure to the shorter end of the intermediate maturity spectrum and more weight in bonds with maturities beyond ten years. The fund's longer maturities had a longer call structure than the bonds in the index, which benefited performance. (A bond's call structure determines how long an issuer must wait before it can "call" or redeem a bond before its maturity date.) The fund also had less exposure than the index to the very highest quality bonds and more exposure to bonds rated A and BBB. For the period, the strongest gains came from A rated bonds, which returned more than 12%. An overweight in hospital bonds was another plus for results, as the sector returned 15%+. Education and water & sewer bonds were also solid contributors to return. Because we continue to have concerns over the prospects for Puerto Rico and tobacco bonds, the fund has very little exposure to these areas, which hampered returns as lower-rated credits outperformed during the period.

As the fund experienced positive cash flows, we added bonds across the maturity spectrum, with an emphasis on bonds with maturities of 10 years and longer. Our strong credit research staff sought to identify opportunities among A and BB rated bonds, which we believed offered better value than higher quality names.

California's recovery found momentum

Stronger performance from technology and other service industries, plus an increase in K-12 teachers across the state, aided California's recovery in 2011. However, the slow recovery of housing-related industries is expected to keep the unemployment rate above the national average. An additional round of state and federal budget cuts also clouds the state's near-term outlook. Longer term, California enjoys the advantage of world-class educational institutions and widening links to the global economy, which continue to support prospects for the California municipal bond market.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Quality breakdown1

as of 4/30/12 (%)

AAA rating	1.8
AA rating	38.8
A rating	37.9
BBB rating	17.3
Non-investment grade	0.9
Not rated	3.3

1Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and money market funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective to opinions and not statements of fact.

5

Portfolio of Investments – Columbia California Intermediate Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 97.9%
Airport 4.2%
City of San Jose Revenue Bonds Series 2007B (AMBAC)
03/01/22	5.000%	$1,000,000	$1,093,380
County of Orange Revenue Bonds Series 2009A
07/01/25	5.250%	1,500,000	1,731,885
County of Sacramento Revenue Bonds Senior Series 2008 (AGM)
07/01/23	5.000%	1,000,000	1,122,920
San Diego County Regional Airport Authority Revenue Bonds Subordinated Series 2010A
07/01/24	5.000%	1,000,000	1,161,210
San Francisco City & County Airports Commission Refunding Revenue Bonds 2nd Series 2003B (NPFGC/FGIC)
05/01/13	5.250%	2,000,000	2,095,680
2nd Series 2009C (AGM)
05/01/18	5.000%	1,825,000	2,186,186
Revenue Bonds Series 2011G
05/01/26	5.250%	2,000,000	2,328,720
Total			11,719,981
Higher Education 5.8%
California Educational Facilities Authority Revenue Bonds California Lutheran University Series 2008
10/01/21	5.250%	1,500,000	1,636,200
Pitzer College Series 2005A
04/01/25	5.000%	1,270,000	1,321,321
Series 2009
04/01/19	5.000%	1,610,000	1,865,925
University Southern California Series 2009C
10/01/24	5.250%	3,000,000	3,915,360
California State Public Works Board Refunding Revenue Bonds California State University Series 2006A (NPFGC/FGIC)
10/01/16	5.000%	1,000,000	1,140,830
Revenue Bonds University California Institute Project Series 2005C
04/01/16	5.000%	1,000,000	1,121,260
Various University of California Projects Series 2005D
05/01/15	5.000%	1,000,000	1,117,620
California State University Revenue Bonds Systemwide Series 2009A
11/01/22	5.250%	2,500,000	2,948,825

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Higher Education (cont.)
University of California Revenue Bonds Series 2009O
05/15/20	5.000%	$1,000,000	$1,219,240
Total			16,286,581
Hospital 7.8%
ABAG Finance Authority for Nonprofit Corps. Revenue Bonds Sharp Healthcare Series 2011A
08/01/24	5.250%	2,750,000	3,160,740
California Health Facilities Financing Authority Refunding Revenue Bonds Sutter Health Series 2011D
08/15/26	5.000%	2,250,000	2,587,635
Revenue Bonds Catholic Healthcare West Series 2009A
07/01/29	6.000%	1,250,000	1,461,237
Series 2009E
07/01/25	5.625%	1,500,000	1,705,065
Children's Hospital of Orange County Series 2009A
11/01/21	6.000%	2,000,000	2,424,060
California Municipal Finance Authority Certificate of Participation Community Hospital Central California Series 2007
02/01/13	5.000%	1,150,000	1,174,093
California Statewide Communities Development Authority Revenue Bonds Health Facility Adventist Health System West Series 2005A
03/01/17	5.000%	1,000,000	1,091,760
John Muir Health Series 2006A
08/15/17	5.000%	3,000,000	3,402,660
Kaiser Permanente Series 2009A
04/01/19	5.000%	2,000,000	2,369,980
Sutter Health Series 2011A
08/15/26	5.500%	1,000,000	1,174,570
City of Newport Beach Revenue Bonds Hoag Memorial Hospital Presbyterian Series 2011
12/01/30	5.875%	1,000,000	1,216,530
Total			21,768,330
Independent Power 3.5%
Kings River Conservation District Certificate of Participation Peaking Project Series 2004
05/01/14	5.000%	3,135,000	3,355,202

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia California Intermediate Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Independent Power (cont.)
Sacramento Municipal Utility District Refunding Revenue Bonds Series 2005 (AMBAC)
07/01/15	5.250%	$3,000,000	$3,292,080
Revenue Bonds Cosumnes Project Series 2006 (NPFGC)
07/01/15	5.000%	1,000,000	1,086,390
07/01/29	5.125%	2,000,000	2,105,920
Total			9,839,592
Joint Power Authority 6.2%
California Infrastructure & Economic Development Bank Revenue Bonds California Independent System Operator Series 2009A
02/01/22	5.250%	1,900,000	2,054,546
M-S-R Public Power Agency Revenue Bonds Subordinated Lien Series 2008L (AGM)
07/01/21	5.000%	2,500,000	2,907,175
Northern California Power Agency Refunding Revenue Bonds Hydroelectric Project No. 1 Series 2008C (AGM)
07/01/22	5.000%	3,000,000	3,432,690
Southern California Public Power Authority Refunding Revenue Bonds Sanitary Power Project Series 2005A (AGM)
01/01/18	5.000%	2,000,000	2,194,060
Series 2008A
07/01/22	5.000%	2,000,000	2,312,000
Revenue Bonds Series 1989
07/01/13	6.750%	3,000,000	3,203,760
Southern Transmission Project Series 2008
07/01/27	6.000%	1,000,000	1,219,340
Total			17,323,571
Local Appropriation 7.0%
City & County of San Francisco Certificate of Participation Multiple Capital Improvement Projects Series 2009B
04/01/24	5.000%	1,495,000	1,658,359
City of Vista Certificate of Participation Community Projects Series 2007 (NPFGC)
05/01/21	4.750%	750,000	801,202
County of Monterey Certificate of Participation Refinancing Project Series 2009 (AGM)
08/01/17	5.000%	1,000,000	1,150,680

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Local Appropriation (cont.)
Los Angeles Community Redevelopment Agency Revenue Bonds VT Manchester Social Services Project Series 2005 (AMBAC)
09/01/15	5.000%	$1,095,000	$1,200,591
Los Angeles County Capital Asset Leasing Corp. Refunding Revenue Bonds Master Project Series 2002B (AMBAC)
12/01/12	6.000%	1,000,000	1,020,440
Los Angeles Municipal Improvement Corp. Refunding Revenue Bonds Special Tax-Police Emergency Series 2002G (NPFGC/FGIC)
09/01/13	5.250%	1,500,000	1,592,460
Oakland Joint Powers Financing Authority Refunding Revenue Bonds Oakland Administration Buildings Series 2008B (AGM)
08/01/22	5.000%	2,000,000	2,185,620
Pasadena Public Financing Authority Revenue Bonds Rose Bowl Renovation Series 2010A
03/01/26	5.000%	2,500,000	2,849,025
Pico Rivera Public Financing Authority Revenue Bonds Series 2009
09/01/26	5.250%	1,085,000	1,207,605
Richmond Joint Powers Financing Authority Refunding Revenue Bonds Lease-Civic Center Project Series 2009 (AGM)
08/01/17	5.000%	1,570,000	1,790,161
San Mateo Joint Powers Financing Authority Refunding Revenue Bonds Youth Services Campus Series 2008A
07/15/20	5.000%	435,000	500,511
07/15/28	5.250%	2,275,000	2,532,894
Santa Clara County Financing Authority Refunding Revenue Bonds Multiple Facilities Projects Series 2010N
05/15/17	5.000%	1,000,000	1,176,510
Total			19,666,058
Local General Obligation 13.2%
Burbank Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 1998B (NPFGC/FGIC)(a)
08/01/14	0.000%	3,000,000	2,935,320
City & County of San Francisco Unlimited General Obligation Bonds Earthquake Safety Series 2010E
06/15/27	5.000%	3,380,000	3,902,311

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia California Intermediate Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Local General Obligation (cont.)
City of Los Angeles Unlimited General Obligation Bonds Series 2004A (NPFGC)
09/01/13	4.000%	$1,000,000	$1,048,880
Series 2011A
09/01/25	5.000%	3,000,000	3,538,830
Culver City School Facilities Financing Authority Revenue Bonds Unified School District Series 2005 (AGM)
08/01/23	5.500%	1,490,000	1,920,610
East Bay Municipal Utility District Unlimited General Obligation Refunding Bonds Wastewater System Series 2003F (AMBAC)
04/01/15	5.000%	1,000,000	1,041,130
East Side Union High School District Unlimited General Obligation Refunding Bonds 2012 Crossover Series 2006 (AGM)
09/01/20	5.250%	1,280,000	1,567,411
Los Alamitos Unified School District Unlimited General Obligation Bonds BAN Series 2011 School Facilities Improvement(a)
09/01/16	0.000%	2,000,000	1,866,140
Los Angeles Unified School District Unlimited General Obligation Bonds Election of 2004 Series 2006G (AMBAC)
07/01/20	5.000%	1,000,000	1,151,740
Palomar Community College District Unlimited General Obligation Bonds Capital Appreciation-Election of 2006 Series 2010B (a)
08/01/22	0.000%	2,140,000	1,450,107
Rancho Santiago Community College District Unlimited General Obligation Refunding Bonds Series 2005 (AGM)
09/01/19	5.250%	1,000,000	1,257,430
Rancho Santiago Community College District(a) Unlimited General Obligation Bonds Capital Appreciation-Election of 2002 Series 2006C (AGM)
09/01/31	0.000%	3,785,000	1,437,543
Rescue Union School District Unlimited General Obligation Bonds Capital Appreciation-Election of 1998 Series 2005 (NPFGC)(a)
09/01/26	0.000%	1,100,000	571,505
San Mateo County Community College District Unlimited General Obligation Bonds Capital Appreciation-Election of 2005 Series 2006A (NPFGC)(a)
09/01/15	0.000%	1,000,000	962,880
San Mateo Foster City School District Revenue Bonds Series 2005 (AGM)
08/15/19	5.500%	2,000,000	2,562,340

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Local General Obligation (cont.)
San Ramon Valley Unified School District Unlimited General Obligation Bonds Election of 2002 Series 2004 (AGM)
08/01/16	5.250%	$1,800,000	$1,980,378
Saugus Union School District Unlimited General Obligation Refunding Bonds Series 2006 (NPFGC/FGIC)
08/01/21	5.250%	2,375,000	2,929,111
Simi Valley School Financing Authority Refunding Revenue Bonds Simi Valley Unified School District Series 2007
08/01/18	5.000%	1,045,000	1,267,251
West Contra Costa Unified School District Unlimited General Obligation Refunding Bonds Series 2011 (AGM)
08/01/23	5.250%	3,000,000	3,557,430
Total			36,948,347
Multi-Family 1.9%
California Statewide Communities Development Authority Refunding Revenue Bonds University of California Irvine East Campus Apartments Series 2012
05/15/19	5.000%	1,000,000	1,121,370
05/15/20	5.000%	750,000	838,275
Revenue Bonds CHF-Irvine LLC-UCI East Campus Series 2008
05/15/17	5.000%	1,500,000	1,677,330
Munimae TE Bond Subsidiary LLC Series 2004A-2(b)(c)(g)
06/29/49	4.900%	2,000,000	1,639,960
Total			5,276,935
Municipal Power 8.9%
Anaheim Public Financing Authority Revenue Bonds Distribution System Electric Series 1999 (AMBAC)
10/01/13	5.000%	1,500,000	1,580,880
California State Department of Water Resources Revenue Bonds Series 2005G-11
05/01/18	5.000%	2,000,000	2,442,400
City of Riverside Electric Revenue Bonds Series 2008D (AGM)
10/01/23	5.000%	1,000,000	1,141,220
City of Santa Clara Refunding Revenue Bonds Series 2011A
07/01/29	5.375%	1,000,000	1,138,360
City of Vernon Revenue Bonds Series 2009A
08/01/21	5.125%	2,000,000	2,214,580

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia California Intermediate Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Municipal Power (cont.)
Imperial Irrigation District Refunding Revenue Bonds System Series 2008
11/01/21	5.250%	$2,500,000	$2,941,425
Systems Series 2011D
11/01/22	5.000%	2,860,000	3,441,324
11/01/23	5.000%	1,040,000	1,239,503
Los Angeles Department of Water & Power Revenue Bonds Power System Series 2009B
07/01/23	5.250%	2,000,000	2,415,760
Subordinated Series 2007A-1 (AMBAC)
07/01/19	5.000%	1,000,000	1,170,790
Sacramento Municipal Utility District Revenue Bonds Series 2008U (AGM)
08/15/21	5.000%	1,500,000	1,777,800
Tuolumne Wind Project Authority Revenue Bonds Tuolumne Co. Project Series 2009
01/01/22	5.000%	1,000,000	1,151,340
Walnut Energy Center Authority Revenue Bonds Series 2004A (AMBAC)
01/01/16	5.000%	2,055,000	2,197,124
Total			24,852,506
Oil & Gas 0.7%
California Pollution Control Financing Authority Refunding Revenue Bonds BP West Coast Products LLC Series 2009(d)
12/01/46	2.600%	2,000,000	2,082,720
Other Bond Issue 1.3%
California Statewide Communities Development Authority Revenue Bonds California Endowment Series 2003
07/01/13	5.000%	1,000,000	1,052,520
Long Beach Bond Finance Authority Refunding Revenue Bonds Aquarium of the Pacific Series 2012
11/01/27	5.000%	2,210,000	2,497,013
Total			3,549,533
Ports 0.8%
Los Angeles Harbor Department Revenue Bonds Series 2009A
08/01/23	5.250%	2,000,000	2,371,860

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Prepaid Gas 0.8%
M-S-R Energy Authority Revenue Bonds Series 2009B
11/01/29	6.125%	$2,000,000	$2,324,380
Refunded / Escrowed 1.9%
Golden State Tobacco Securitization Corp. Revenue Bonds
06/01/40	6.625%	1,485,000	1,585,802
Prerefunded 06/01/13 Asset-Backed Revenue Bonds Series 2003B
06/01/38	5.625%	1,500,000	1,584,735
Los Angeles Unified School District Unlimited General Obligation Bonds Election of 1997 Series 2003F (AGM)
07/01/18	5.000%	1,275,000	1,345,048
Orange County Water District Prerefunded 08/15/13 Certificated of Participation Series 2003B (NPFGC)
08/15/17	5.375%	650,000	692,666
Total			5,208,251
Retirement Communities 2.3%
ABAG Finance Authority for Nonprofit Corps. Revenue Bonds Casa de Las Campanas, Inc. Series 2010
09/01/15	4.000%	1,500,000	1,606,515
ABAG Finance Authority for Nonprofit Corps Refunding Revenue Bonds Episcopal Senior Communities Series 2011
07/01/24	5.375%	2,795,000	2,918,148
California Health Facilities Financing Authority Revenue Bonds Insured California Nevada-Methodist Series 2006
07/01/26	5.000%	1,000,000	1,037,610
Insured Episcopal Home Series 2010B
02/01/19	5.100%	820,000	911,799
Total			6,474,072
Special Non Property Tax 2.3%
State of California Unlimited General Obligation Bonds Series 2004A (FGIC/NPFGC)
07/01/14	5.250%	1,000,000	1,100,750
Unlimited General Obligation Refunding Bonds Series 2009A
07/01/18	5.000%	3,000,000	3,621,360
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan-Senior Lien Series 2010A(e)
10/01/20	5.000%	1,490,000	1,675,416
Total			6,397,526

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia California Intermediate Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Special Property Tax 4.3%
Culver City Redevelopment Finance Authority Refunding Tax Allocation Bonds Series 1993 (AMBAC)
11/01/14	5.500%	$1,095,000	$1,125,496
Fontana Public Finance Authority Tax Allocation Bonds Subordinated Lien-North Fontana Redevelopment Series 2005A (AMBAC)
10/01/20	5.000%	1,515,000	1,585,705
Indian Wells Redevelopment Agency Unrefunded Tax Allocation Bonds Consolidated Whitewater Series 2003A (AMBAC)
09/01/14	5.000%	450,000	463,176
Inglewood Redevelopment Agency Refunding Tax Allocation Bonds Merged Redevelopment Project Series 1998A (AMBAC)
05/01/17	5.250%	1,425,000	1,554,931
Long Beach Bond Finance Authority Tax Allocation Bonds Industrial Redevelopment Project Areas Series 2002B (AMBAC)
11/01/19	5.500%	1,070,000	1,186,673
Oakland Redevelopment Agency Refunding Senior Tax Allocation Bonds Central District Redevelopment Series 1992 (AMBAC)
02/01/14	5.500%	1,335,000	1,382,232
Redwood City Redevelopment Agency Tax Allocation Bonds Redevelopment Project Area No. 2 Series 2003A (AMBAC)
07/15/13	5.250%	1,000,000	1,028,070
San Francisco City & County Redevelopment Agency Tax Allocation Bonds San Francisco Redevelopment Projects Series 2009B
08/01/18	5.000%	1,255,000	1,410,858
Santa Clara Redevelopment Agency Tax Allocation Bonds Capital Appreciation-Bayshore North Project Series 2011(a)
06/01/14	0.000%	1,005,000	956,800
Tustin Community Redevelopment Agency Tax Allocation Bonds MCAS-Tustin Redevelopment Project Area Series 2010
09/01/25	5.000%	1,250,000	1,313,638
Total			12,007,579
State Appropriated 6.7%
Bay Area Governments Association Revenue Bonds State Payment Acceleration Notes Series 2006 (FGIC/NPFGC)
08/01/17	5.000%	2,000,000	2,158,380
Series 2006 (XLCA)
08/01/17	5.000%	2,000,000	2,091,180

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
State Appropriated (cont.)
California State Public Works Board Revenue Bonds Department General Services Series 2006A
04/01/28	5.000%	$1,000,000	$1,036,280
Department of General Services-Butterfeld State Series 2005A
06/01/15	5.000%	1,200,000	1,333,296
Various Capital Projects Series 2011A
10/01/20	5.000%	2,000,000	2,312,840
Subordinated Series 2009I-1
11/01/17	5.000%	2,000,000	2,303,860
Subordinated Series 2010A-1
03/01/22	5.250%	2,000,000	2,285,820
California Statewide Communities Development Authority Revenue Bonds Proposition 1A Receivables Program Series 2009
06/15/13	5.000%	2,000,000	2,101,520
San Francisco State Building Authority Refunding Revenue Bonds California State & San Francisco Civic Center Series 2005A
12/01/12	5.000%	3,000,000	3,080,790
Total			18,703,966
State General Obligation 8.1%
Commonwealth of Puerto Rico Unlimited General Obligation Refunding Public Improvement Bonds Series 2007A (FGIC)(e)
07/01/21	5.500%	1,500,000	1,680,375
State of California Unlimited General Oblgiation Bonds Various Purpose Series 2011
10/01/19	5.000%	4,000,000	4,815,880
Unlimited General Obligation Bonds Series 2010
11/01/24	5.000%	5,000,000	5,715,750
Various Purpose Series 2007
12/01/26	5.000%	2,000,000	2,195,680
Series 2009
04/01/26	5.625%	2,000,000	2,337,780
10/01/29	5.250%	1,500,000	1,657,800
Unlimited General Obligation Refunding Bonds Series 2007
08/01/18	5.000%	3,750,000	4,301,925
Total			22,705,190
Tobacco 0.8%
California County Tobacco Securitization Agency Asset-Backed Revenue Bonds Los Angeles Series 2006
06/01/21	5.250%	920,000	862,960

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia California Intermediate Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Tobacco (cont.)
Golden State Tobacco Securitization Corp. Asset-Backed Revenue Bonds Series 2005A (AMBAC) 06/01/14	5.000%	$1,250,000	$1,316,900
Total			2,179,860
Transportation 0.4%
California State Department of Transportation Revenue Bonds Federal Highway Grant Anticipation Bonds Series 2004A (FGIC/NPFGC) 02/01/13	4.500%	1,000,000	1,032,540
Turnpike/Bridge/Toll Road 1.2%
Bay Area Toll Authority Revenue Bonds San Francisco Bay Area Series 2006F 04/01/22	5.000%	1,100,000	1,260,831
Orange County Transportation Authority Refunding Revenue Bonds 91 Express Lanes Series 2003A (AMBAC) 08/15/19	5.000%	2,000,000	2,088,220
Total			3,349,051
Water & Sewer 7.8%
City & County of San Francisco Clean Water Refunding Revenue Bonds Series 2003A (NPFGC) 10/01/13	5.000%	1,000,000	1,043,070
City of Fresno Sewer System Revenue Bonds Series 2008A 09/01/23	5.000%	1,000,000	1,152,580
City of Los Angeles Wastewater System Refunding Revenue Bonds Series 2009A 06/01/25	5.750%	2,000,000	2,428,060
Clovis Public Financing Authority Revenue Bonds Series 2007 (AMBAC) 08/01/21	5.000%	1,000,000	1,104,670
Kern County Water Agency Improvement District No. 4 Certificate of Participation Series 2008A 05/01/22	5.000%	2,020,000	2,327,101

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Water & Sewer (cont.)
Oxnard Financing Authority Revenue Bonds Project Series 2006 06/01/31	5.000%	$4,315,000	$4,572,821
Redwood Trunk Sewer & Headworks Series 2004A (NPFGC/FGIC) 06/01/29	5.000%	2,000,000	2,030,360
Sacramento County Sanitation Districts Financing Authority Revenue Bonds County Sanitation District 1 Series 2005 (NPFGC) 08/01/22	5.000%	1,500,000	1,694,475
Sacramento Regional County Sanitation Series 2006 (NPFGC/FGIC) 12/01/17	5.000%	1,000,000	1,171,230
San Diego Public Facilities Financing Authority Refunding Revenue Bonds Senior Series 2009B 05/15/25	5.250%	1,500,000	1,785,600
Series 2010A 08/01/24	5.000%	2,000,000	2,376,440
Total			21,686,407
Total Municipal Bonds (Cost: $252,115,586)			$273,754,836
		Shares	Value
Money Market Funds 1.8%
JPMorgan Tax Free Money Market Fund, 0.010%(f)		4,949,517	$4,949,517
Total Money Market Funds (Cost: $4,949,517)			$4,949,517
Total Investments (Cost: $257,065,103)			$278,704,353
Other Assets & Liabilities, Net			842,950
Total Net Assets			$279,547,303

Notes to Portfolio of Investments

(a)  Zero coupon bond.

(b)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at April 30, 2012 was $1,639,960, representing 0.59% of net assets. Information concerning such security holdings at April 30, 2012 was as follows:

Security Description	Acquisition Dates	Cost
Munimae TE Bond Subsidiary LLC Series 2004A-2 4.900% 06/29/49	10/15/04	$2,000,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia California Intermediate Municipal Bond Fund

April 30, 2012

Notes to Portfolio of Investments (continued)

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the value of these securities amounted to $1,639,960 or 0.59% of net assets.

(d)  Variable rate security. The interest rate shown reflects the rate as of April 30, 2012.

(e)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2012, the value of these securities amounted to $3,355,791 or 1.20% of net assets.

(f)  The rate shown is the seven-day current annualized yield at April 30, 2012.

(g)  At April 30, 2012 the value of securities subject to alternative minimum tax was $1,639,960, representing 0.59% of net assets.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BAN  Bond Anticipation Note

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Columbia California Intermediate Municipal Bond Fund

April 30, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of April 30, 2012:

	Fair value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$273,754,836	$—	$273,754,836
Total Bonds	—	273,754,836	—	273,754,836
Other
Money Market Funds	4,949,517	—	—	4,949,517
Total Other	4,949,517	—	—	4,949,517
Total	$4,949,517	$273,754,836	$—	$278,704,353

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers between Levels 1 and 2 during the period from April 1, 2012 to April 30, 2012.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2012:

	Fair Value at March 31, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$267,640,479	$—	$267,640,479
Total Bonds	—	267,640,479	—	267,640,479
Other
Money Market Funds	8,020,734	—	—	8,020,734
Total Other	8,020,734	—	—	8,020,734
Total	$8,020,734	$267,640,479	$—	$275,661,213

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers between Levels 1 and 2 during the period from April 1, 2011 to March 31, 2012.

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Assets and Liabilities – Columbia California Intermediate Municipal Bond Fund

	April 30, 2012	March 31, 2012
Assets
Investments, at value
(identified cost $257,065,103 and $256,589,514)	$278,704,353	$275,661,213
Receivable for:
Capital shares sold	561,690	304,902
Interest	3,572,328	3,311,060
Expense reimbursement due from Investment Manager	6,781	1,510
Prepaid expense	1,496	2,702
Total assets	282,846,648	279,281,387
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	—	2,451,133
Capital shares purchased	2,421,702	200,840
Dividend distributions to shareholders	756,168	773,926
Investment management fees	9,192	3,016
Distribution and service fees	760	243
Transfer agent fees	40,668	37,396
Administration fees	1,596	524
Compensation of board members	48,378	47,723
Other expenses	20,881	36,234
Total liabilities	3,299,345	3,551,035
Net assets applicable to outstanding capital stock	$279,547,303	$275,730,352

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Assets and Liabilities (continued) – Columbia California Intermediate Municipal Bond Fund

	April 30, 2012	March 31, 2012
Represented by
Paid-in capital	$258,243,457	$257,027,799
Excess of distributions over net investment income	(40,656)	(65,598)
Accumulated net realized loss	(294,748)	(303,548)
Unrealized appreciation (depreciation) on:
Investments	21,639,250	19,071,699
Total — representing net assets applicable to outstanding capital stock	$279,547,303	$275,730,352
Net assets applicable to outstanding shares
Class A	$20,179,580	$18,858,374
Class B	$2,575	$2,541
Class C	$4,383,711	$4,222,631
Class Z	$254,981,437	$252,646,806
Shares outstanding
Class A	1,926,987	1,817,765
Class B	246	245
Class C	418,850	407,255
Class Z	24,402,933	24,407,079
Net asset value per share
Class A(a)	$10.47	$10.37
Class B	$10.47	$10.37
Class C	$10.47	$10.37
Class Z	$10.45	$10.35

(a)  At April 30, 2012 and March 31, 2012, the maximum offering price per share for Class A is $10.82 and $10.72, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Operations – Columbia California Intermediate Municipal Bond Fund

Year ended	April 30, 2012(a)	March 31, 2012
Net investment income
Income:
Dividends	$60	$676
Interest	902,382	9,624,217
Total income	902,442	9,624,893
Expenses:
Investment management fees	94,115	993,751
Distribution fees
Class B	2	176
Class C	2,696	22,753
Service fees
Class B	1	59
Class C	899	7,584
Distribution and service fees — Class A	4,098	32,948
Transfer agent fees
Class A	3,279	28,037
Class B	—	77
Class C	718	6,078
Class Z	42,975	452,353
Administration fees	16,352	205,208
Compensation of board members	1,283	18,032
Pricing and bookkeeping fees	—	10,948
Custodian fees	260	6,678
Printing and postage fees	8,182	38,729
Registration fees	100	426
Professional fees	7,350	49,687
Chief compliance officer expenses	—	9
Other	1,788	20,823
Total expenses	184,098	1,894,356
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(63,149)	(600,402)
Expense reductions	—	(60)
Total net expenses	120,949	1,293,894
Net investment income	781,493	8,330,999
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	8,800	119,391
Net realized gain	8,800	119,391
Net change in unrealized appreciation (depreciation) on:
Investments	2,567,551	17,385,205
Net change in unrealized appreciation	2,567,551	17,385,205
Net realized and unrealized gain	2,576,351	17,504,596
Net increase in net assets resulting from operations	$3,357,844	$25,835,595

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Statement of Changes in Net Assets – Columbia California Intermediate Municipal Bond Fund

Year ended	April 30, 2012(a)	March 31, 2012	March 31, 2011
Operations
Net investment income	$781,493	$8,330,999	$8,146,499
Net realized gain	8,800	119,391	165,204
Net change in unrealized appreciation (depreciation)	2,567,551	17,385,205	(3,280,904)
Net increase in net assets resulting from operations	3,357,844	25,835,595	5,030,799
Distributions to shareholders from:
Net investment income
Class A	(49,341)	(413,298)	(474,558)
Class B	(5)	(582)	(4,709)
Class C	(8,181)	(72,180)	(46,111)
Class Z	(699,024)	(7,875,410)	(7,621,120)
Total distributions to shareholders	(756,551)	(8,361,470)	(8,146,498)
Increase in net assets from share transactions	1,215,658	27,876,297	6,296,453
Total increase in net assets	3,816,951	45,350,422	3,180,754
Net assets at beginning of year	275,730,352	230,379,930	227,199,176
Net assets at end of year	$279,547,303	$275,730,352	$230,379,930
Excess of distributions over net investment income	$(40,656)	$(65,598)	$(35,127)

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Statement of Changes in Net Assets (continued) – Columbia California Intermediate Municipal Bond Fund

Year ended	April 30, 2012(a)		March 31, 2012		March 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	139,914	1,459,811	1,119,886	11,498,514	2,427,085	24,429,818
Distributions reinvested	3,174	33,227	22,921	233,754	15,526	152,363
Redemptions	(33,866)	(353,564)	(528,950)	(5,341,071)	(2,684,389)	(26,210,695)
Net increase (decrease)	109,222	1,139,474	613,857	6,391,197	(241,778)	(1,628,514)
Class B shares
Subscriptions	—	—	258	2,711	83	813
Distributions reinvested	1	5	12	125	53	524
Redemptions(b)	—	—	(14,998)	(148,715)	(7,650)	(75,477)
Net increase (decrease)	1	5	(14,728)	(145,879)	(7,514)	(74,140)
Class C shares
Subscriptions	17,548	183,578	285,632	2,887,432	66,490	653,746
Distributions reinvested	237	2,481	2,131	21,747	1,303	12,838
Redemptions	(6,190)	(64,660)	(46,327)	(471,261)	(94,974)	(922,403)
Net increase (decrease)	11,595	121,399	241,436	2,437,918	(27,181)	(255,819)
Class Z shares
Subscriptions	556,413	5,800,182	5,959,439	60,535,019	5,482,045	54,193,355
Distributions reinvested	7,914	82,696	74,771	759,777	65,365	642,397
Redemptions	(568,473)	(5,928,098)	(4,174,507)	(42,101,735)	(4,757,117)	(46,580,826)
Net increase (decrease)	(4,146)	(45,220)	1,859,703	19,193,061	790,293	8,254,926
Total net increase	116,672	1,215,658	2,700,268	27,876,297	513,820	6,296,453

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class A
Per share data
Supplemental data
Net asset value, beginning of period	$10.37		$9.65		$9.72		$9.34		$9.50		$9.63
Income from investment operations:
Net investment income	0.03		0.32		0.31		0.32		0.31		0.33
Net realized and unrealized gain (loss)	0.10		0.72		(0.07)		0.39		(0.16)		(0.13)
Total from investment operations	0.13		1.04		0.24		0.71		0.15		0.20
Less distributions to shareholders from:
Net investment income	(0.03)		(0.32)		(0.31)		(0.32)		(0.31)		(0.33)
Net realized gains	—		—		—		(0.01)		—		—
Total distributions to shareholders	(0.03)		(0.32)		(0.31)		(0.33)		(0.31)		(0.33)
Net asset value, end of period	$10.47		$10.37		$9.65		$9.72		$9.34		$9.50
Total return	1.22%		10.87%		2.48%		7.65%		1.65%		2.08%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.00	%(c)	1.00%		0.94%		0.90%		0.88%		0.91	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.73	%(c)	0.74	%(f)	0.80	%(f)	0.79	%(f)	0.75	%(f)	0.75	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.00	%(c)	1.00%		0.94%		0.90%		0.88%		0.91%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.73	%(c)	0.74	%(f)	0.80	%(f)	0.79	%(f)	0.75	%(f)	0.75	%(f)
Net investment income	3.11	%(c)	3.13	%(f)	3.14	%(f)	3.34	%(f)	3.33	%(f)	3.40	%(f)
Supplemental data
Net assets, end of period (in thousands)	$20,180		$18,858		$11,613		$14,059		$18,463		$13,488
Portfolio turnover	0%		9%		26%		25%		19%		5%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia California Intermediate Municipal Bond Fund

	April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$10.37		$9.64		$9.71		$9.34		$9.49		$9.62
Income from investment operations:
Net investment income	0.02		0.25		0.24		0.25		0.24		0.26
Net realized and unrealized gain (loss)	0.10		0.71		(0.07)		0.37		(0.15)		(0.14)
Total from investment operations	0.12		0.96		0.17		0.62		0.09		0.12
Less distributions to shareholders from:
Net investment income	(0.02)		(0.23)		(0.24)		(0.24)		(0.24)		(0.25)
Net realized gains	—		—		—		(0.01)		—		—
Total distributions to shareholders	(0.02)		(0.23)		(0.24)		(0.25)		(0.24)		(0.25)
Net asset value, end of period	$10.47		$10.37		$9.64		$9.71		$9.34		$9.49
Total return	1.16%		10.04%		1.72%		6.74%		1.00%		1.32%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.78	%(c)	1.96%		1.69%		1.65%		1.63%		1.66	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.48	%(c)	1.56	%(f)	1.55	%(f)	1.54	%(f)	1.50	%(f)	1.50	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.78	%(c)	1.96%		1.69%		1.65%		1.63%		1.66%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.48	%(c)	1.56	%(f)	1.55	%(f)	1.54	%(f)	1.50	%(f)	1.50	%(f)
Net investment income	2.38	%(c)	2.53	%(f)	2.41	%(f)	2.58	%(f)	2.58	%(f)	2.69	%(f)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$144		$218		$348		$475
Portfolio turnover	0%		9%		26%		25%		19%		5%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia California Intermediate Municipal Bond Fund

	April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class C
Per share data
Net asset value, beginning of period	$10.37		$9.64		$9.72		$9.35		$9.50		$9.63
Income from investment operations:
Net investment income	0.02		0.24		0.24		0.25		0.24		0.26
Net realized and unrealized gain (loss)	0.10		0.73		(0.08)		0.37		(0.15)		(0.14)
Total from investment operations	0.12		0.97		0.16		0.62		0.09		0.12
Less distributions to shareholders from:
Net investment income	(0.02)		(0.24)		(0.24)		(0.24)		(0.24)		(0.25)
Net realized gains	—		—		—		(0.01)		—		—
Total distributions to shareholders	(0.02)		(0.24)		(0.24)		(0.25)		(0.24)		(0.25)
Net asset value, end of period	$10.47		$10.37		$9.64		$9.72		$9.35		$9.50
Total return	1.16%		10.15%		1.61%		6.74%		1.00%		1.31%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.75	%(c)	1.73%		1.69%		1.65%		1.63%		1.66	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.48	%(c)	1.49	%(f)	1.55	%(f)	1.54	%(f)	1.50	%(f)	1.50	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.75	%(c)	1.73%		1.69%		1.65%		1.63%		1.66%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.48	%(c)	1.49	%(f)	1.55	%(f)	1.54	%(f)	1.50	%(f)	1.50	%(f)
Net investment income	2.36	%(c)	2.38	%(f)	2.42	%(f)	2.55	%(f)	2.58	%(f)	2.67	%(f)
Supplemental data
Net assets, end of period (in thousands)	$4,384		$4,223		$1,599		$1,875		$1,061		$1,263
Portfolio turnover	0%		9%		26%		25%		19%		5%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Financial Highlights (continued) – Columbia California Intermediate Municipal Bond Fund

	April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class Z
Per share data
Net asset value, beginning of period	$10.35		$9.63		$9.70		$9.33		$9.48		$9.61
Income from investment operations:
Net investment income	0.03		0.34		0.34		0.34		0.34		0.35
Net realized and unrealized gain (loss)	0.10		0.72		(0.07)		0.38		(0.15)		(0.13)
Total from investment operations	0.13		1.06		0.27		0.72		0.19		0.22
Less distributions to shareholders from:
Net investment income	(0.03)		(0.34)		(0.34)		(0.34)		(0.34)		(0.35)
Net realized gains	—		—		—		(0.01)		—		—
Total distributions to shareholders	(0.03)		(0.34)		(0.34)		(0.35)		(0.34)		(0.35)
Net asset value, end of period	$10.45		$10.35		$9.63		$9.70		$9.33		$9.48
Total return	1.24%		11.16%		2.74%		7.82%		2.02%		2.33%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.75	%(c)	0.74%		0.69%		0.65%		0.63%		0.66	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.48	%(c)	0.50	%(f)	0.55	%(f)	0.54	%(f)	0.50	%(f)	0.50	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.75	%(c)	0.74%		0.69%		0.65%		0.63%		0.66%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.48	%(c)	0.50	%(f)	0.55	%(f)	0.54	%(f)	0.50	%(f)	0.50	%(f)
Net investment income	3.35	%(c)	3.39	%(f)	3.43	%(f)	3.56	%(f)	3.58	%(f)	3.66	%(f)
Supplemental data
Net assets, end of period (in thousands)	$254,981		$252,647		$217,024		$211,046		$187,844		$203,426
Portfolio turnover	0%		9%		26%		25%		19%		5%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Notes to Financial Statements – Columbia California Intermediate Municipal Bond Fund
April 30, 2012

Note 1. Organization

Columbia California Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from March 31 to April 30. Accordingly, this report includes activity for the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair

23

Columbia California Intermediate Municipal Bond Fund, April 30, 2012

value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The

24

Columbia California Intermediate Municipal Bond Fund, April 30, 2012

management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the annualized effective management fee rate was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.15% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. For the period April 1, 2012 to April 30, 2012, the annualized effective administration fee rate was 0.07% of the Fund's average daily net assets. For the year ended March 31, 2012, the effective administration fee rate was 0.09% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period April 1, 2012 to April 30, 2012 and the period June 1, 2011 through March 31, 2012, other expenses paid to this company were $157 and $2,038, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund's expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager .

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate

25

Columbia California Intermediate Municipal Bond Fund, April 30, 2012

value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period ended April 30, 2012	Year ended March 31, 2012
Class A	0.20%	0.21%
Class B	0.21	0.33
Class C	0.20	0.20
Class Z	0.20	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period April 1, 2012 to April 30, 2012, no minimum account balance fees were charged to accounts. For the year ended March 31, 2012, these minimum account balance fees reduced total expenses by $60.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $326 for Class A and $25 for Class C shares for the period April 1, 2012 to April 30, 2012, and $38,331 for Class A shares for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.73%
Class B	1.48
Class C	1.48
Class Z	0.48

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and

26

Columbia California Intermediate Municipal Bond Fund, April 30, 2012

therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.55% of the Fund's average daily net assets on an annualized basis.

Prior to May 1, 2011, the Investment Manager was entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery did not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Effective May 1, 2011, the Investment Manager has eliminated such fee recoupment provisions.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the period April 1, 2012 to April 30, 2012, these differences are primarily due to differing treatment for Trustees' deferred compensation, distributions, capital loss carryforwards and investments in partnerships. For the year ended March 31, 2012, these differences are primarily due to differing treatment for Trustees' deferred compensation, distributions, capital loss carryforwards and investments in partnerships. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

	Period ended April 30, 2012	Year ended March 31, 2012
Excess of distributions over net investment income	$—	$—
Accumulated net realized loss	—	2,491
Paid-in capital	—	(2,491)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period ended April 30, 2012	Year ended March 31, 2012	Year ended March 31, 2011
Ordinary income	$1,506	$10,853	$20,192
Tax-exempt income	755,045	8,350,617	8,126,306

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2012 and March 31, 2012, the components of distributable earnings on a tax basis were as follows:

	April 30, 2012	March 31, 2012
Undistributed tax-exempt income	$734,989	$727,805
Unrealized appreciation	21,679,665	19,112,114

27

Columbia California Intermediate Municipal Bond Fund, April 30, 2012

At April 30, 2012 and March 31, 2012, the cost of investments for federal income tax purposes, and the aggregate unrealized appreciation and depreciation based on that cost was as follows:

	April 30, 2012	March 31, 2012
Aggregate unrealized appreciation	$22,173,321	$19,704,745
Aggregate unrealized depreciation	(493,656)	(592,631)
Net unrealized appreciation	21,679,665	19,112,114
Cost of investments for tax purposes	257,024,688	256,549,099

The following capital loss carryforward, determined at April 30, 2012 and March 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	April 30, 2012	March 31, 2012
Year of Expiration	Amount	Amount
2017	$307,894	$—
2018	—	316,694
Total	$307,894	$316,694

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the period April 1, 2012 to April 30, 2012, $8,800 of capital loss carryforward was utilized. For the year ended March 31, 2012, $121,882 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the period April 1, 2012 to April 30, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $4,536,014 and $888,800, respectively.

For the year ended March 31, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $54,847,948 and $22,187,028, respectively.

Note 6. Lending of Portfolio Securities

Effective May 16, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement

28

Columbia California Intermediate Municipal Bond Fund, April 30, 2012

of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses.

Prior to May 16, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

For the period ended April 30, 2012 and the year ended March 31, 2012, the Fund did not participate in securities lending activity.

Note 7. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the period April 1, 2011 through May 16, 2011, there were no Custody Credits charged.

Note 8. Shareholder Concentration

At April 30, 2012 and March 31, 2012, one unaffiliated shareholder account owned 82.4% and 82.8% of the outstanding shares of the Fund, respectively. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period May 16, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to May 16, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

29

Columbia California Intermediate Municipal Bond Fund, April 30, 2012

The Fund had no borrowings during the period ended April 30, 2012 and the year ended March 31, 2012.

Note 10. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia California Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia California Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at April 30, 2012 and at March 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 and at March 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 8, 2012

31

Federal Income Tax Information (Unaudited) – Columbia California Intermediate Municipal Bond Fund

For the fiscal period ended April 30, 2012 and the fiscal year ended March 31, 2012, 99.80% and 99.87%, respectively, of the distributions from net investment income of the Fund qualify as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

32

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None

33

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

34

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None

35

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

36

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

37

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

38

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

39

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to Columbia California Intermediate Municipal Bond Fund (the "Fund"). Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the "Funds").

On an annual basis, the Fund's Board of Trustees (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee (including materials relating to the Fund's expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the "April Meeting"), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Directors analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Directors specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds' operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Directors noted the information they received concerning Columbia Management's ability to retain key portfolio management personnel. In that connection, the Independent Directors took into account their meetings with Columbia Management's Chief Investment Officer (the "CIO") and considered the CIO's successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Directors also assessed Columbia Management's significant investment in upgrading technology (such as an equity trading system) and considered management's commitments to enhance existing resources in this area.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with Ameriprise affiliates. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia

40

Approval of Investment Management Services Agreement (continued)

Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

41

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44

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia California Intermediate Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

45

Columbia California Intermediate Municipal Bond Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1081 C (5/12)

Columbia Georgia Intermediate Municipal Bond Fund

Annual Report for the Period Ended April 30, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	11

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	28

Federal Income Tax Information	29

Fund Governance	30

Approval of Investment Management Services Agreement	37

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in "multiples"—an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for companies to restructure their balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, it has delayed a true reckoning with the European financial situation, as concerns about Spain and Portugal continue to cloud the outlook. These structural challenges that persist in the developed world, and slowing growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength—and as a result, attractive opportunities—both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

■  detailed up-to-date fund performance and portfolio information

■  economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Georgia Intermediate Municipal Bond Fund

Summary

■  For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 9.99% without sales charge.

■  The fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 11.05%.1

■  The fund's maturity positioning accounted for its modest shortfall relative to the index. It had slightly more exposure to bonds in the seven- to nine-year range and slightly less in the 15- to 17-year range, the latter of which had the best returns.

Portfolio Management

Brian M. McGreevy has managed the fund since June 2011. From 1994 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. McGreevy was associated with the fund's previous investment adviser as an investment professional.

1The Barclays 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

13-month (cumulative) return as of 04/30/12

+9.99%

Class A shares (without sales charge)

+11.05%

Barclays 3-15 Year Blend Municipal Bond Index

1

Performance Information – Columbia Georgia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 05/01/02 – 04/30/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Georgia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 05/01/02 – 04/30/12 ($)

Sales charge	without	with
Class A	14,817	14,340
Class B	13,760	13,760
Class C	13,743	13,743
Class Z	15,200	n/a

Average annual total return as of 04/30/12 (%)

Share class	A		B		C		Z
Inception	05/04/92		06/07/93		06/17/92		03/01/92
Sales charge	without	with	without	with	without	with	without
1-month (cumulative)	1.05	-2.21	0.90	-2.10	0.99	-0.01	1.07
1-year	8.26	4.72	7.43	4.43	7.43	6.43	8.50
5-year	4.62	3.94	3.84	3.84	3.83	3.83	4.88
10-year	4.01	3.67	3.24	3.24	3.23	3.23	4.28

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

2

Understanding Your Expenses – Columbia Georgia Intermediate Municipal Bond Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2011 – April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,044.40	1,020.89	4.07	4.02	0.80
Class B	1,000.00	1,000.00	1,040.60	1,017.16	7.86	7.77	1.55
Class C	1,000.00	1,000.00	1,040.50	1,017.16	7.86	7.77	1.55
Class Z	1,000.00	1,000.00	1,045.70	1,022.13	2.80	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent six months and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Manager's Report – Columbia Georgia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

30-day SEC yields

as of 4/30/12 (%)

Class A	1.40
Class B	0.71
Class C	0.71
Class Z	1.70

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Taxable Equivalent SEC yields

as of 4/30/12 (%)

Class A	2.15
Class B	1.09
Class C	1.09
Class Z	2.62

Taxable-equivalent SEC yields are calculated assuming a federal tax rate of 35.0%. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

The Board of Trustees for Columbia Georgia Intermediate Municipal Bond Fund has approved the change of the fund's fiscal year end from March 31 to April 30. As a result, this report covers the 13-month period since the last annual report. The next report you receive will be for the six-month period from May 1, 2012 through October 31, 2012. In June 2011, Brian McGreevy became portfolio manager of the fund.

For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 9.99% without sales charge. The fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 11.05% for the period.

An improving economic environment

Early in the 13-month period, Europe's debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster, housing continued to be a nagging weak spot and job growth was disappointing. However, the pace of both economic and job growth picked up as the period wore on. Consumer confidence improved as the labor market added approximately 1.2 million new jobs between November 2011 and April 2012, while the jobless rate fell to 8.1%. Household net worth also picked up as the equity markets rebounded. Headline inflation rose 2.7%, driven primarily by rising food and energy prices. Despite a modest slowdown late in the summer of 2011, manufacturing activity continued to expand throughout the period.

Municipal market generates strong returns

Against this backdrop, the U.S. municipal bond market generated strong returns, despite a host of investor concerns at the outset of the period: 1) Net outflows from municipal mutual funds. 2) The expectation that heavy new issue volume would weigh on the market, which turned out to be unfounded. Issuance dropped off almost across the board. 3) Fears of massive defaults, which were stoked by the media and were generally overblown. With these concerns in mind, 10-year municipal yields reached a high of 3.5% before the European debt crisis sent investors scurrying for the safety of the Treasury market, pushing Treasury yields down. Municipal yields followed. (Bond yields and prices move in opposite directions.)

By the summer of 2011, investors seemed to believe that default expectations were excessive and demand for municipal bonds picked up. With yields close to historical lows, buyers moved down the credit curve—to A and BBB rated2 bonds—to garner additional income. Over the course of the 13-month period, these credits performed the best, as yields fell and the yield spread between higher and lower quality bonds tightened in response to demand. Yet, there were more downgrades than upgrades in the overall municipal market as a lackluster economy continued to pressure issuers.

2The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

4

Portfolio Manager's Report (continued) – Columbia Georgia Intermediate Municipal Bond Fund

Shorter duration, sector positioning hampered returns

The fund generated solid returns for the 13-month period. However, it lagged the index due to a combination of duration and sector positioning. (Duration is a measure of interest rate sensitivity that, like maturity, is measured in years.) The fund's duration was shorter than the index because it had somewhat more exposure to bonds in the seven- to nine-year range and less exposure to the 15- to 17-year range, the latter of which had the best returns. The fund had more weight in the electric revenue sector, which lagged the overall market. The fund's holdings in this sector were also shorter than the index, which further detracted from performance. Holdings in the hospital sector had a positive impact on performance. However, some of the bonds in the portfolio had shorter call dates, which partially offset this advantage.

Local general obligation bonds, which account for more than 18% of the fund's assets, slightly underperformed the index, primarily because of their higher quality. During the period, higher quality bonds generally underperformed lower quality bonds. Because Georgia is a high quality (AAA rated) credit, it did not benefit as yield spreads (the yield difference between higher and lower quality bonds) tightened in the market. We would have preferred to add exposure to A rated bonds. However, there was limited opportunity to do so because few A rated bonds came to either the new issue or secondary market in Georgia. As a result, buying activity during the period was focused on AA rated bonds.

A slow recovery for Georgia

With gains in the retail trade, professional business services and educational and health services, Georgia's economy appears to be on the mend. Durable goods manufacturing is also growing and leading the state's recovery. However, the state's troubled real estate market will continue to be a drag on the economy. And the rising cost of fuel poses a serious downside risk to Georgia's transportation-related industries. However, over the long term Georgia stands to benefit from its many strong businesses, its low overall cost of doing business and favorable demographics—all of which are favorable for the state's municipal bond market.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Quality breakdown1

as of 04/30/12 (%)

AAA rating	9.0
AA rating	51.8
A rating	24.1
BBB rating	10.8
BB rating	2.5
Not rated	1.8

1Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and money market funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective to opinions and not statements of fact.

5

Portfolio of Investments – Columbia Georgia Intermediate Municipal Bond Fund

April 30, 2012

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 98.0%
AIRPORT 1.7%
City of Atlanta Airport Refunding Revenue Bonds Series 2010C 01/01/25	5.000%	$1,500,000	$1,724,985
FOREST PRODUCTS 1.0%
Richmond County Development Authority Revenue Bonds International Paper Co. Project Series 2001A 03/01/15	5.150%	1,000,000	1,089,730
HIGHER EDUCATION 12.3%
Athens Housing Authority Refunding Revenue Bonds UGAREF East Series 2010 12/01/16	4.000%	500,000	557,545
Ugaref East Campus Housing Series 2011 12/01/25	5.000%	1,000,000	1,150,500
Bleckley County & Dodge County Joint Development Authority Revenue Bonds Middle Georgia College Series 2008 07/01/21	5.000%	1,260,000	1,404,295
Bulloch County Development Authority Revenue Bonds Georgia Southern University Housing Foundation Four Series 2008 (AGM) 07/01/20	5.250%	1,000,000	1,193,810
Cobb County Development Authority Revenue Bonds Kennesaw State University Foundation, Inc. Series 2004 (NPFGC) 07/15/19	5.000%	1,870,000	1,983,453
DeKalb Newton & Gwinnett Counties Joint Development Authority Revenue Bonds GGC Foundation LLC Project Series 2009 07/01/24	5.500%	2,500,000	2,877,750
Private Colleges & Universities Authority Revenue Bonds Spelman College Series 2003 06/01/19	5.250%	2,250,000	2,337,210
South Regional Joint Development Authority Revenue Bonds VSU Auxiliary Services-Student Series 2008A 08/01/23	5.000%	1,125,000	1,259,370
Total			12,763,933
HOSPITAL 9.5%
Chatham County Hospital Authority Revenue Bonds Memorial Health Medical Center Series 2001A 01/01/24	6.125%	2,500,000	2,504,175

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Cobb County Kennestone Hospital Authority Revenue Bonds Certificates Series 2005B(AMBAC) 04/01/16	4.000%	$1,110,000	$1,212,797
DeKalb Private Hospital Authority Revenue Bonds Children's Healthcare Series 2009 11/15/17	5.000%	320,000	377,216
Fayette County Hospital Authority Revenue Bonds Fayette Community Hospital Series 2009A 06/15/23	5.250%	2,000,000	2,291,240
Floyd County Hospital Authority Revenue Bonds Floyd Medical Center Project RAC Series 2002 (NPFGC) 07/01/18	5.500%	1,290,000	1,311,401
Gwinnett County Hospital Authority Revenue Bonds Gwinnet Hospital System Series 2007A (AGM) 07/01/23	5.000%	2,000,000	2,230,280
Total			9,927,109
JOINT POWER AUTHORITY 5.0%
Municipal Electric Authority of Georgia Revenue Bonds Project One Subordinated Series 2008A 01/01/21	5.250%	1,395,000	1,698,371
Subordinated Series 2008D 01/01/23	6.000%	1,000,000	1,185,090
Series 1992B (NPFGC) 01/01/16	6.375%	2,000,000	2,283,840
Total			5,167,301
LOCAL APPROPRIATION 5.6%
Atlanta Public Safety & Judicial Facilities Authority Revenue Bonds Public Safety Facility Project Series 2006 (AGM) 12/01/17	5.000%	1,310,000	1,525,796
Fulton County Facilities Corp. Certificate of Participation Fulton County Public Purpose Project Series 2009 11/01/17	5.000%	1,000,000	1,158,580
Winder-Barrow Industrial Building Authority Refunding Revenue Bonds City of Winder Project Series 2012 (AGM) 12/01/24	5.000%	2,650,000	3,126,126
Total			5,810,502

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Georgia Intermediate Municipal Bond Fund

April 30, 2012

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
LOCAL GENERAL OBLIGATION 19.5%
Atlanta Solid Waste Management Authority Refunding Revenue Bonds Series 2008 (AGM) 12/01/17	5.000%	$795,000	$959,700
Banks County School District Unlimited General Obligation Bonds Sales Tax Series 2011 09/01/14	4.000%	1,000,000	1,077,460
Barrow County School District Unrefunded Unlimited General Obligation Bonds Series 2006 02/01/14	5.000%	335,000	362,018
Carroll County Georgia School District Unlimited General Obligation Bonds Series 2011 04/01/14	4.000%	1,000,000	1,065,080
Chatham County School District Unlimited General Obligation Refunding Bonds Series 2002 (AGM) 08/01/14	5.250%	1,000,000	1,106,100
Series 2004 (AGM) 08/01/19	5.250%	2,000,000	2,533,660
Cherokee County Board of Education Unlimited General Obligation Bonds Series 2009A 08/01/22	5.000%	2,000,000	2,382,600
City of Atlanta Unlimited General Obligaion Public Improvement Bonds Series 2004B (NPFGC) 12/01/18	5.000%	1,200,000	1,307,256
College Park Business & Industrial Development Authority Refunding Revenue Bonds Civic Center Project Series 2005 (AMBAC) 09/01/19	5.250%	2,000,000	2,302,040
Douglas County School District Unlimited General Obligation Bonds Series 2007 (AGM) 04/01/21	5.000%	2,000,000	2,350,060
Gwinnett County School District Unlimited General Obligation Refunding Bonds Series 2010 02/01/24	5.000%	1,500,000	1,927,080
Thomas County School District Unlimited General Obligation Bonds Sales Tax Series 2012 03/01/18	5.000%	1,000,000	1,201,920
Walton County School District Prerefunded 08/01/15 Unlimited General Obligation Bonds Series 2005A (NPFGC) 08/01/22	5.000%	1,500,000	1,717,395
Total			20,292,369

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
MULTI-FAMILY 4.7%
Cobb County Development Authority Revenue Bonds KSU Village Real Estate Series 2007A (AMBAC) 07/15/27	5.250%	$2,250,000	$2,310,502
Kennesaw State University-Housing Series 2004A (NPFGC) 07/15/19	5.250%	2,000,000	2,155,820
Lawrenceville Housing Authority Revenue Bonds Housing-Knollwood Park Apartments Project Series 1997 (FNMA) AMT (a)(b) 12/01/29	6.250%	460,000	473,506
Total			4,939,828
MUNICIPAL POWER 4.8%
City of Griffin Improvement Refunding Bonds Series 2002 (AMBAC) 01/01/19	5.125%	2,585,000	2,687,625
Puerto Rico Electric Power Authority (c) Refunding Revenue Bonds Series 2002JJ (XLCA) 07/01/16	5.375%	1,405,000	1,582,648
Revenue Bonds Series 2007TT 07/01/20	5.000%	655,000	712,365
Total			4,982,638
PREPAID GAS 0.3%
Main Street Natural Gas, Inc. Revenue Bonds Series 2007A 09/15/19	5.250%	295,000	325,264
REFUNDED/ESCROWED 5.4%
Barrow County School District Unlimited General Obligation Bonds Series 2006 Escrowed to Maturity 02/01/14	5.000%	665,000	719,729
Gwinnett County School District Prerefunded 02/01/18 Unlimited General Obligation Bonds Series 2008 02/01/22	5.000%	1,000,000	1,214,950
Unlimited General Obligation Bonds Series 2008 Escrowed to Maturity 02/01/17	5.000%	1,000,000	1,190,320
State of Georgia Prerefunded 12/01/17 Unlimited General Obligation Bonds Series 2007G 12/01/20	5.000%	2,000,000	2,454,320
Total			5,579,319
SPECIAL NON PROPERTY TAX 5.4%
Cobb-Marietta Coliseum & Exhibit Hall Authority Refunding Revenue Bonds Series 2005 (NPFGC)
10/01/19	5.250%	2,430,000	2,987,418

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Georgia Intermediate Municipal Bond Fund

April 30, 2012

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
SPECIAL NON PROPERTY TAX (cont.)
Metropolitan Atlanta Rapid Transit Authority Refunding Revenue Bonds Series 1992N (NPFGC/BNY) 07/01/18	6.250%	$2,000,000	$2,314,740
Territory of Guam Revenue Bonds Series 2011A (c) 01/01/31	5.000%	300,000	329,652
Total			5,631,810
SPECIAL PROPERTY TAX 1.6%
City of Atlanta Refunding Tax Allocation Bonds Atlanta Station Project Series 2007 (AGM) 12/01/20	5.250%	1,545,000	1,708,538
STATE GENERAL OBLIGATION 2.3%
State of Georgia Unlimited General Obligation Bonds Series 2009D 05/01/23	5.000%	2,000,000	2,443,900
TRANSPORTATION 3.4%
Georgia State Road & Tollway Authority Revenue Bonds Federal Highway Grant BAN Series 2006 (NPFGC) 06/01/16	5.000%	2,000,000	2,320,120
BAN Series 2009A 06/01/21	5.000%	1,000,000	1,198,660
Total			3,518,780
WATER & SEWER 15.5%
Augusta Water & Sewerage Refunding Revenue Bonds Series 2007 (AGM) 10/01/21	5.000%	1,000,000	1,157,680
10/01/22	5.000%	2,000,000	2,293,180
City of Atlanta Water & Wastewater Revenue Bonds Series 2009B (AGM) 11/01/17	5.000%	2,000,000	2,325,320
County of DeKalb Refunding Revenue Bond Series 2006B 10/01/21	5.250%	2,000,000	2,504,780
County of Fulton Water & Sewerage Revenue Bonds Series 2004 (NPFGC/FGIC) 01/01/30	5.000%	1,500,000	1,573,995
Jackson County Water & Sewer Authority Revenue Bonds Series 2006A (XLCA) 09/01/16	5.000%	1,030,000	1,139,180
Upper Oconee Basin Water Authority Refunding Revenue Bonds Series 2005 (NPFGC) 07/01/17	5.000%	1,140,000	1,351,139
07/01/22	5.000%	1,855,000	2,080,939

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Walton County Water & Sewer Authority Revenue Bonds Hard Labor Creek Project Series 2008 (AGM) 02/01/25	5.000%	$1,495,000	$1,659,929
Total			16,086,142
Total Municipal Bonds (Cost: $93,687,890)			$101,992,148

	Shares	Value
Money Market Funds 1.0%
JPMorgan Tax Free Money Market Fund, 0.010% (d)	1,078,001	$1,078,001
Total Money Market Funds (Cost: $1,078,001)		$1,078,001
Total Investments
(Cost: $94,765,891)		$103,070,149
Other Assets & Liabilities, Net		991,946
Total Net Assets		$104,062,095
Notes to Portfolio of Investments

(a)  At April 30, 2012, the value of securities subject to alternative minimum tax was $473,506, representing 0.46% of net assets.

(b)  Variable rate security. The interest rate shown reflects the rate as of April 30, 2012.

(c)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2012, the value of these securities amounted to $2,624,665 or 2.52% of net assets.

(d)  The rate shown is the seven-day current annualized yield at April 30, 2012.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

BAN  Bond Anticipation Note

BNY  Bank of New York

FGIC  Financial Guaranty Insurance Company

FNMA  Federal National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

RAC  Revenue Anticipation Certificate

XLCA  XL Capital Assurance

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Georgia Intermediate Municipal Bond Fund

April 30, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Georgia Intermediate Municipal Bond Fund

April 30, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of April 30, 2012:

	Fair value at April 30, 2012
Description	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Bonds
Municipal Bonds	$—	$101,992,148	$—	$101,992,148
Total Bonds	—	101,992,148	—	101,992,148
Other
Money Market Funds	1,078,001	—	—	1,078,001
Total Other	1,078,001	—	—	1,078,001
Total	$1,078,001	$101,992,148	$—	$103,070,149

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers between Levels 1 and 2 during the period from April 1, 2012 to April 30, 2012.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2012:

	Fair Value at March 31, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$102,025,317	$—	$102,025,317
Total Bonds	—	102,025,317	—	102,025,317
Other
Money Market Funds	1,648,573	—	—	1,648,573
Total Other	1,648,573	—	—	1,648,573
Total	$1,648,573	$102,025,317	$—	$103,673,890

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers between Levels 1 and 2 during the period from April 1, 2011 to March 31, 2012.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities – Columbia Georgia Intermediate Municipal Bond Fund

	April 30, 2012	March 31, 2012
Assets
Investments, at value
(identified cost $94,765,891 and $96,182,261)	$103,070,149	$103,673,890
Receivable for:
Capital shares sold	54,697	70,446
Interest	1,354,811	1,256,782
Expense reimbursement due from Investment Manager	1,760	640
Prepaid expense	986	1,973
Total assets	104,482,403	105,003,731
Liabilities
Payable for:
Investments purchased	—	1,192,710
Capital shares purchased	45,448	39,386
Dividend distributions to shareholders	261,628	270,901
Investment management fees	3,409	1,130
Distribution and service fees	758	255
Transfer agent fees	14,989	16,221
Administration fees	597	198
Compensation of board members	78,105	77,484
Other expenses	15,374	36,047
Total liabilities	420,308	1,634,332
Net assets applicable to outstanding capital stock	$104,062,095	$103,369,399

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Assets and Liabilities (continued) – Columbia Georgia Intermediate Municipal Bond Fund

	April 30, 2012	March 31, 2012
Represented by
Paid-in capital	$95,607,192	$95,737,170
Undistributed net investment income	165,803	157,086
Accumulated net realized loss	(15,158)	(16,486)
Unrealized appreciation (depreciation) on:
Investments	8,304,258	7,491,629
Total — representing net assets applicable to outstanding capital stock	$104,062,095	$103,369,399
Net assets applicable to outstanding shares
Class A	$19,861,300	$19,563,380
Class B	$372,577	$369,336
Class C	$3,918,700	$4,065,986
Class Z	$79,909,518	$79,370,697
Shares outstanding
Class A	1,776,925	1,764,243
Class B	33,313	33,286
Class C	350,418	366,490
Class Z	7,147,464	7,155,986
Net asset value per share
Class A(a)	$11.18	$11.09
Class B	$11.18	$11.10
Class C	$11.18	$11.09
Class Z	$11.18	$11.09

(a)  At April 30, 2012 and March 31, 2012 the maximum offering price per share for Class A is $11.56 and $11.46, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Operations – Columbia Georgia Intermediate Municipal Bond Fund

Year ended	April 30, 2012(a)	March 31, 2012
Net investment income
Income:
Dividends	$17	$384
Interest	326,571	3,869,268
Total income	326,588	3,869,652
Expenses:
Investment management fees	35,075	409,366
Distribution fees
Class B	236	3,263
Class C	2,539	27,136
Service fees
Class B	78	1,087
Class C	846	9,046
Distribution and service fees — Class A	4,162	48,142
Transfer agent fees
Class A	2,823	35,566
Class B	53	843
Class C	574	6,540
Class Z	11,423	145,038
Administration fees	6,138	86,372
Compensation of board members	1,102	15,589
Pricing and bookkeeping fees	—	7,583
Custodian fees	163	4,615
Printing and postage fees	1,555	28,215
Registration fees	100	427
Professional fees	7,085	50,582
Chief compliance officer expenses	—	4
Other	1,615	15,672
Total expenses	75,567	895,086
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(19,346)	(244,283)
Expense reductions	—	(20)
Total net expenses	56,221	650,783
Net investment income	270,367	3,218,869
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,328	89,867
Net realized gain	1,328	89,867
Net change in unrealized appreciation (depreciation) on:
Investments	812,629	5,603,483
Net change in unrealized appreciation	812,629	5,603,483
Net realized and unrealized gain	813,957	5,693,350
Net increase in net assets resulting from operations	$1,084,324	$8,912,219

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Changes in Net Assets – Columbia Georgia Intermediate Municipal Bond Fund

Year ended	April 30, 2012(a)	March 31, 2012	March 31, 2011
Operations
Net investment income	$270,367	$3,218,869	$4,034,371
Net realized gain	1,328	89,867	853,561
Net change in unrealized appreciation (depreciation)	812,629	5,603,483	(1,509,643)
Net increase in net assets resulting from operations	1,084,324	8,912,219	3,378,289
Distributions to shareholders from:
Net investment income
Class A	(47,105)	(581,420)	(589,516)
Class B	(660)	(9,810)	(15,911)
Class C	(7,119)	(80,774)	(85,928)
Class Z	(206,766)	(2,560,819)	(3,343,016)
Total distributions to shareholders	(261,650)	(3,232,823)	(4,034,371)
Increase (decrease) in net assets from share transactions	(129,978)	(11,131,127)	(24,447,360)
Total increase (decrease) in net assets	692,696	(5,451,731)	(25,103,442)
Net assets at beginning of year	103,369,399	108,821,130	133,924,572
Net assets at end of year	$104,062,095	$103,369,399	$108,821,130
Undistributed net investment income	$165,803	$157,086	$171,044

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Changes in Net Assets (continued) – Columbia Georgia Intermediate Municipal Bond Fund

Year ended	April 30, 2012(a)		March 31, 2012		March 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	21,093	235,451	192,801	2,103,521	501,954	5,305,218
Distributions reinvested	2,857	31,937	31,915	349,426	31,411	336,881
Redemptions	(11,268)	(125,579)	(331,602)	(3,581,870)	(499,187)	(5,355,329)
Net increase (decrease)	12,682	141,809	(106,886)	(1,128,923)	34,178	286,770
Class B shares
Subscriptions	14	154	256	2,783	258	2,773
Distributions reinvested	42	466	494	5,410	855	9,184
Redemptions(b)	(29)	(318)	(17,757)	(193,559)	(34,481)	(372,916)
Net increase (decrease)	27	302	(17,007)	(185,366)	(33,368)	(360,959)
Class C shares
Subscriptions	202	2,272	87,482	965,912	90,131	965,858
Distributions reinvested	474	5,294	4,844	53,110	4,526	48,513
Redemptions	(16,748)	(186,566)	(44,600)	(487,616)	(112,972)	(1,203,247)
Net increase (decrease)	(16,072)	(179,000)	47,726	531,406	(18,315)	(188,876)
Class Z shares
Subscriptions	29,958	334,239	834,015	9,196,772	401,573	4,312,332
Distributions reinvested	631	7,056	6,602	72,210	8,875	95,257
Redemptions	(39,111)	(434,384)	(1,811,102)	(19,617,226)	(2,686,058)	(28,591,884)
Net decrease	(8,522)	(93,089)	(970,485)	(10,348,244)	(2,275,610)	(24,184,295)
Total net decrease	(11,885)	(129,978)	(1,046,652)	(11,131,127)	(2,293,115)	(24,447,360)

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$11.09		$10.50		$10.58		$10.18		$10.35		$10.54
Income from investment operations:
Net investment income	0.03		0.33		0.33		0.34		0.37		0.40
Net realized and unrealized gain (loss)	0.09		0.59		(0.08)		0.40		(0.17)		(0.19)
Total from investment operations	0.12		0.92		0.25		0.74		0.20		0.21
Less distributions to shareholders from:
Net investment income	(0.03)		(0.33)		(0.33)		(0.34)		(0.37)		(0.40)
Total distributions to shareholders	(0.03)		(0.33)		(0.33)		(0.34)		(0.37)		(0.40)
Net asset value, end of period	$11.18		$11.09		$10.50		$10.58		$10.18		$10.35
Total return	1.05%		8.85%		2.35%		7.31%		2.04%		2.00%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.02	%(c)	1.04%		0.99%		0.95%		0.92%		0.95	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.80	%(c)	0.80	%(f)	0.80	%(f)	0.78	%(f)	0.75	%(f)	0.75	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.02	%(c)	1.04%		0.99%		0.95%		0.92%		0.95%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.80	%(c)	0.80	%(f)	0.80	%(f)	0.78	%(f)	0.75	%(f)	0.75	%(f)
Net investment income	2.92	%(c)	2.99	%(f)	3.09	%(f)	3.20	%(f)	3.67	%(f)	3.80	%(f)
Supplemental data
Net assets, end of period (in thousands)	$19,861		$19,563		$19,641		$19,433		$14,801		$13,742
Portfolio turnover	0%		11%		11%		22%		22%		28%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia Georgia Intermediate Municipal Bond Fund

	April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$11.10		$10.50		$10.58		$10.19		$10.35		$10.55
Income from investment operations:
Net investment income	0.02		0.24		0.25		0.26		0.30		0.32
Net realized and unrealized gain (loss)	0.08		0.60		(0.08)		0.39		(0.16)		(0.20)
Total from investment operations	0.10		0.84		0.17		0.65		0.14		0.12
Less distributions to shareholders from:
Net investment income	(0.02)		(0.24)		(0.25)		(0.26)		(0.30)		(0.32)
Total distributions to shareholders	(0.02)		(0.24)		(0.25)		(0.26)		(0.30)		(0.32)
Net asset value, end of period	$11.18		$11.10		$10.50		$10.58		$10.19		$10.35
Total return	0.90%		8.10%		1.59%		6.41%		1.38%		1.15%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.77	%(c)	1.81%		1.74%		1.70%		1.67%		1.70	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.55	%(c)	1.55	%(f)	1.55	%(f)	1.53	%(f)	1.50	%(f)	1.50	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.77	%(c)	1.81%		1.74%		1.70%		1.67%		1.70%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.55	%(c)	1.55	%(f)	1.55	%(f)	1.53	%(f)	1.50	%(f)	1.50	%(f)
Net investment income	2.17	%(c)	2.25	%(f)	2.33	%(f)	2.47	%(f)	2.92	%(f)	3.05	%(f)
Supplemental data
Net assets, end of period (in thousands)	$373		$369		$528		$886		$1,266		$1,364
Portfolio turnover	0%		11%		11%		22%		22%		28%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Georgia Intermediate Municipal Bond Fund

	April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class C
Per share data
Net asset value, beginning of period	$11.09		$10.50		$10.58		$10.18		$10.35		$10.55
Income from investment operations:
Net investment income	0.02		0.24		0.25		0.26		0.30		0.32
Net realized and unrealized gain (loss)	0.09		0.59		(0.08)		0.40		(0.17)		(0.20)
Total from investment operations	0.11		0.83		0.17		0.66		0.13		0.12
Less distributions to shareholders from:
Net investment income	(0.02)		(0.24)		(0.25)		(0.26)		(0.30)		(0.32)
Total distributions to shareholders	(0.02)		(0.24)		(0.25)		(0.26)		(0.30)		(0.32)
Net asset value, end of period	$11.18		$11.09		$10.50		$10.58		$10.18		$10.35
Total return	0.99%		8.00%		1.59%		6.51%		1.28%		1.14%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.77	%(c)	1.78%		1.74%		1.70%		1.67%		1.70	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.55	%(c)	1.55	%(f)	1.55	%(f)	1.53	%(f)	1.50	%(f)	1.50	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.77	%(c)	1.78%		1.74%		1.70%		1.67%		1.70%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.55	%(c)	1.55	%(f)	1.55	%(f)	1.53	%(f)	1.50	%(f)	1.50	%(f)
Net investment income	2.17	%(c)	2.23	%(f)	2.34	%(f)	2.42	%(f)	2.92	%(f)	3.05	%(f)
Supplemental data
Net assets, end of period (in thousands)	$3,919		$4,066		$3,347		$3,567		$2,100		$1,830
Portfolio turnover	0%		11%		11%		22%		22%		28%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Georgia Intermediate Municipal Bond Fund

	April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class Z
Per share data
Net asset value, beginning of period	$11.09		$10.50		$10.58		$10.18		$10.35		$10.54
Income from investment operations:
Net investment income	0.03		0.35		0.36		0.36		0.40		0.42
Net realized and unrealized gain (loss)	0.09		0.59		(0.08)		0.40		(0.17)		(0.19)
Total from investment operations	0.12		0.94		0.28		0.76		0.23		0.23
Less distributions to shareholders from:
Net investment income	(0.03)		(0.35)		(0.36)		(0.36)		(0.40)		(0.42)
Total distributions to shareholders	(0.03)		(0.35)		(0.36)		(0.36)		(0.40)		(0.42)
Net asset value, end of period	$11.18		$11.09		$10.50		$10.58		$10.18		$10.35
Total return	1.07%		9.08%		2.61%		7.58%		2.30%		2.26%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.77	%(c)	0.79%		0.74%		0.70%		0.67%		0.70	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.55	%(c)	0.55	%(f)	0.55	%(f)	0.53	%(f)	0.50	%(f)	0.50	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.77	%(c)	0.79%		0.74%		0.70%		0.67%		0.70%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.55	%(c)	0.55	%(f)	0.55	%(f)	0.53	%(f)	0.50	%(f)	0.50	%(f)
Net investment income	3.17	%(c)	3.24	%(f)	3.34	%(f)	3.46	%(f)	3.92	%(f)	4.05	%(f)
Supplemental data
Net assets, end of period (in thousands)	$79,910		$79,371		$85,305		$110,040		$110,408		$106,927
Portfolio turnover	0%		11%		11%		22%		22%		28%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Notes to Financial Statements – Columbia Georgia Intermediate Municipal Bond Fund
April 30, 2012

Note 1. Organization

Columbia Georgia Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from March 31 to April 30. Accordingly, this report includes activity for the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair

20

Columbia Georgia Intermediate Municipal Bond Fund, April 30, 2012

value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the annualized effective management fee rate was 0.40% of the Fund's average daily net assets.

21

Columbia Georgia Intermediate Municipal Bond Fund, April 30, 2012

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.15% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

For the period April 1, 2012 to April 30, 2012, the annualized effective administration fee rate was 0.07% of the Fund's average daily net assets. For the year ended March 31, 2012, the effective administration fee rate was 0.09% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

For the period April 1, 2012 to April 30, 2012, and June 1, 2011 through March 31, 2012, other expenses paid to this company were $121 and $1,608, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund's expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per

22

Columbia Georgia Intermediate Municipal Bond Fund, April 30, 2012

account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period ended April 30, 2012	Year ended March 31, 2012
Class A	0.17%	0.19%
Class B	0.17	0.19
Class C	0.17	0.18
Class Z	0.17	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period April 1, 2012 to April 30, 2012, no minimum account balance fees were charged to accounts. For the year ended March 31, 2012, these minimum account balance fees reduced total expenses by $20.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $901 for Class A, for the period April 1, 2012 to April 30, 2012, and $15,958 for Class A, $630 for Class B and $181 for Class C for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective August 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.80%
Class B	1.55
Class C	1.55
Class Z	0.55

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend

23

Columbia Georgia Intermediate Municipal Bond Fund, April 30, 2012

expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to August 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.55% of the Fund's average daily net assets on an annualized basis.

Prior to May 1, 2011, the Investment Manager was entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery did not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Effective May 1, 2011, the Investment Manager has eliminated such fee recoupment provisions.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the period April 1, 2012 to April 30, 2012, these differences are primarily due to differing treatment for Trustees' deferred compensation and distributions. For the year ended March 31, 2012, these differences are primarily due to differing treatment for Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

	Period ended April 30, 2012	Year ended March 31, 2012
Undistributed net investment income	$—	$(4)
Accumulated net realized loss	—	4
Paid-in capital	—	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period ended April 30, 2012	Year ended March 31, 2012	Year ended March 31, 2011
Ordinary income	$—	$125	$3,993
Tax-exempt income	261,650	3,232,698	4,030,378

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2012 and March 31, 2012, the components of distributable earnings on a tax basis were as follows:

	April 30, 2012	March 31, 2012
Undistributed ordinary income	$—	$—
Undistributed tax-exempt income	500,777	501,333
Unrealized appreciation	8,304,258	7,491,629

At April 30, 2012 and March 31, 2012, the cost of investments for federal income tax purposes, and the

24

Columbia Georgia Intermediate Municipal Bond Fund, April 30, 2012

aggregate unrealized appreciation and depreciation based on that cost was as follows:

	April 30, 2012	March 31, 2012
Aggregate unrealized appreciation	$8,308,315	$7,581,964
Aggregate unrealized depreciation	(4,057)	(90,335)
Net unrealized appreciation/ depreciation	8,304,258	7,491,629
Cost of investments for tax purposes	94,765,891	96,182,261

The following capital loss carryforward, determined at April 30, 2012 and March 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	April 30, 2012	March 31, 2012
Year of Expiration	Amount	Amount
2017	$15,158	$—
2018	—	16,486
Total	$15,158	$16,486

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the period April 1, 2012 to April 30, 2012, $1,328 of capital loss carryforward was utilized. For the year ended March 31, 2012, $89,867 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the period April 1, 2012 to April 30, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $0 and $781,195, respectively.

For the year ended March 31, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $10,899,874 and $19,323,593, respectively.

Note 6. Lending of Portfolio Securities

Effective May 16, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent

25

Columbia Georgia Intermediate Municipal Bond Fund, April 30, 2012

that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to May 16, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

For the period ended April 30, 2012 and the year ended March 31, 2012, the Fund did not participate in securities lending activity.

Note 7. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the period April 1, 2011 through May 16, 2011, there were no expense reductions.

Note 8. Shareholder Concentration

At April 30, 2012 and March 31, 2012, one unaffiliated shareholder account owned 78.9% and 79.1% of the outstanding shares of the Fund, respectively. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million.

Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to May 16, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. The Fund had no borrowings during the period ended April 30, 2012 and the year ended March 31, 2012.

Note 10. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may,

26

Columbia Georgia Intermediate Municipal Bond Fund, April 30, 2012

therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Georgia Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Georgia Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at April 30, 2012 and at March 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 and at March 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 8, 2012

28

Federal Income Tax Information (Unaudited) – Columbia Georgia Intermediate Municipal Bond Fund

For the fiscal period ended April 30, 2012 and the fiscal year ended March 31, 2012, 100.00% and 100.00%, respectively, of the distributions from net investment income of the Fund qualify as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

29

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None

30

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

31

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None

32

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

33

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

34

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

35

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

36

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to Columbia Georgia Intermediate Municipal Bond Fund (the "Fund"). Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the "Funds").

On an annual basis, the Fund's Board of Trustees (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee (including materials relating to the Fund's expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the "April Meeting"), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Directors analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Directors specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds' operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Directors noted the information they received concerning Columbia Management's ability to retain key portfolio management personnel. In that connection, the Independent Directors took into account their meetings with Columbia Management's Chief Investment Officer (the "CIO") and considered the CIO's successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Directors also assessed Columbia Management's significant investment in upgrading technology (such as an equity trading system) and considered management's commitments to enhance existing resources in this area.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with Ameriprise affiliates. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia

37

Approval of Investment Management Services Agreement (continued)

Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

38

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39

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40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Georgia Intermediate Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

41

Columbia Georgia Intermediate Municipal Bond Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1086 C (5/12)

Columbia Maryland Intermediate Municipal Bond Fund

Annual Report for the Period Ended April 30, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Manager's Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	11

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	28

Federal Income Tax Information	29

Fund Governance	30

Approval of Investment Management Services Agreement	37

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in "multiples"—an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for companies to restructure their balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, it has delayed a true reckoning with the European financial situation, as concerns about Spain and Portugal continue to cloud the outlook. These structural challenges that persist in the developed world, and slowing growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength—and as a result, attractive opportunities—both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

■  detailed up-to-date fund performance and portfolio information

■  economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Maryland Intermediate Municipal Bond Fund

Summary

•  For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 9.69% without sales charge.

•  The fund lagged its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index1 which returned 11.05%.

•  The fund's duration was shorter than the index, which was a drag on performance, as was the portfolio's higher quality positioning, as lower-rated names performed the best during the period.

Portfolio Management

Brian M. McGreevy has managed the fund since June 2011. From 1994 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. McGreevy was associated with the fund's previous investment adviser as an investment professional.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

13-month (cumulative) return as of 04/30/12

+9.69%

Class A shares (without sales charge)

+11.05%

Barclays Capital 3-15 Year Blend Municipal Bond Index

1

Performance Information – Columbia Maryland Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 05/01/02 – 04/30/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Maryland Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 05/01/02 – 04/30/12 ($)

Sales charge	without	with
Class A	14,325	13,859
Class B	13,307	13,307
Class C	13,291	13,291
Class Z	14,687	n/a

Average annual total return as of 04/30/12 (%)

Share class	A		B		C		Z
Inception	09/01/90		06/08/93		06/17/92		09/01/90
Sales charge	without	with	without	with	without	with	without
1-month (cumulative)	1.05	–2.25	0.99	–2.01	0.99	–0.01	1.07
1-year	7.94	4.47	7.13	4.13	7.13	6.13	8.10
5-year	4.27	3.57	3.51	3.51	3.49	3.49	4.53
10-year	3.66	3.32	2.90	2.90	2.89	2.89	3.92

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

2

Understanding Your Expenses – Columbia Maryland Intermediate Municipal Bond Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2011 – April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,038.90	1,020.84	4.11	4.07	0.81
Class B	1,000.00	1,000.00	1,035.10	1,017.16	7.84	7.77	1.55
Class C	1,000.00	1,000.00	1,035.10	1,017.16	7.84	7.77	1.55
Class Z	1,000.00	1,000.00	1,040.20	1,022.13	2.79	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Manager's Report – Columbia Maryland Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

30-day SEC yields

as of 04/30/12 (%)

Class A	1.30
Class B	0.61
Class C	0.61
Class Z	1.59

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Taxable equivalent SEC yields

as of 04/30/12 (%)

Class A	2.00
Class B	0.94
Class C	0.94
Class Z	2.45

Taxable-equivalent SEC yields are calculated assuming a federal tax rate of 35.0%. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Quality breakdown1

as of 04/30/12 (%)

AAA rating	14.3
AA rating	52.1
A rating	13.6
BBB rating	15.1
Non-investment grade	1.9
Not rated	3.0

1  Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and money market funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective to opinions and not statements of fact.

The Board of Trustees for Columbia Maryland Intermediate Municipal Bond Fund has approved the change of the fund's fiscal year end from March 31 to April 30. As a result, this report covers the 13-month period since the last annual report. The next report you receive will be for the six-month period from May 1, 2012 through October 31, 2012. In June 2011, Brian McGreevy became portfolio manager of the fund.

For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 9.69% without sales charge. The Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, gained 11.05%. The fund's duration was shorter than the index, which was a drag on performance, as was the portfolio's higher quality positioning, as lower-rated names performed the best during the period. Duration is a measure of interest-rate sensitivity and, like maturity, is measured in years.

An improving economic environment

Early in the 13-month period, Europe's debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster, housing continued to be a nagging weak spot and job growth was disappointing. However, the pace of both economic and job growth picked up as the period wore on. Consumer confidence improved as the labor market added approximately 1.2 million new jobs between November 2011 and April 2012, while the jobless rate fell to 8.1%. Household net worth also picked up as the equity markets rebounded. Headline inflation rose 2.7%, driven primarily by rising food and energy prices. Despite a modest slowdown late in the summer of 2011, manufacturing activity continued to expand throughout the period.

Municipal market generates strong returns

Against this backdrop, the U.S. municipal bond market generated strong returns, despite a host of investor concerns at the outset of the period: 1) Net outflows from municipal mutual funds. 2) The expectation that heavy new issue volume would weigh on the market, which turned out to be unfounded. Issuance dropped off almost across the board. 3) Fears of massive defaults, which were stoked by the media and were generally overblown. With these concerns in mind, 10-year municipal yields reached a high of 3.5% before the European debt crisis sent investors scurrying for the safety of the Treasury market, pushing Treasury yields down. Municipal yields followed. (Bond yields and prices move in opposite directions.)

By the summer of 2011, investors seemed to believe that default expectations were excessive and demand for municipal bonds picked up. With yields close to historical lows, buyers moved down the credit curve—to A and BBB rated2 bonds—to garner additional income. Over the course of the 13-month period, these credits performed the best, as yields fell and the yield spread between higher and lower quality bonds tightened in response to demand. Yet, there were more downgrades than upgrades in the overall municipal market as a lackluster economy continued to pressure issuers.

2The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

4

Portfolio Manager's Report (continued) – Columbia Maryland Intermediate Municipal Bond Fund

Duration, quality orientation hampered returns

The fund delivered a solid return for the 13-month period, but it lagged the index because it was marginally shorter in duration and because it had more weight in higher quality names. The fund's position in cash and zero to two-year bonds, at the short end of the maturity spectrum, and slightly less weight in 13- to 17-year bonds, which was the best performing maturity range, were a drag on returns. However, the fund was overweight in nine- to 11-year bonds, which was a positive for returns. Because Maryland is a higher quality state, the fund had more weight in AAA and AA1 rated bonds, which hampered performance because lower-rated names were the better performers. The local general obligation bond sector, which accounts for 15% of fund assets, is also of very high quality. Holdings in the education sector lagged due to shorter maturities and shorter call dates. By contrast, the electric revenue sector was a positive contributor to returns, as were hospitals and transportation bonds.

Cash deployed across the yield curve

During the period, the fund experienced positive cash flows. We deployed this cash across the yield curve (a graphic depiction of yields at various maturities, from short to long), investing in bonds that mature from 2018 to 2028. New holdings included two hospital names and some higher quality general obligation bonds. We would have liked to add to the fund's lower quality holdings. However, given the limited supply of A rated Maryland bonds, our research team found it difficult to find solid names that they believed would add value to the portfolio.

A slow recovery for Maryland

Maryland is recovering slowly, lagging the nation in its post-recession progress. Soft consumer spending, a distressed housing market and continued cuts to state and local budgets have restrained a more robust comeback. As a result, we do not forsee a gain of steady momentum until 2013. However, over the long term, we believe that Maryland will benefit from its highly educated workforce and proximity to Washington D.C., providing support for the municipal bond market going forward.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Non-diversified investments increase the risk that a change in the value of any one investment held by the fund could affect the overall value of he fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will like be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

5

Portfolio of Investments – Columbia Maryland Intermediate Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 92.1%
DISPOSAL 0.9%
Maryland Environmental Service Revenue Bonds Mid Shore II Regional Landfill
Series 2011
11/01/24	5.000%	$1,030,000	$1,206,346
HIGHER EDUCATION 4.8%
City of Westminster Revenue Bonds McDaniel College, Inc. Series 2006
11/01/17	5.000%	575,000	638,911
Maryland Health & Higher Educational Facilities Authority Revenue Bonds College of Notre Dame Series 1998 (NPFGC)
10/01/14	4.600%	510,000	555,406
Johns Hopkins University
Series 2008A
07/01/18	5.000%	1,750,000	2,133,810
Maryland Industrial Development Financing Authority Refunding Revenue Bonds American Center for Physics Facility Series 2001
12/15/15	5.250%	1,000,000	1,004,030
University System of Maryland Revenue Bonds Series 2006A
10/01/15	5.000%	2,000,000	2,298,500
Total			6,630,657
HOSPITAL 11.1%
County of Baltimore Revenue Bonds Catholic Health Initiatives Series 2006A
09/01/16	5.000%	1,000,000	1,144,570
09/01/26	5.000%	1,500,000	1,695,300
Maryland Health & Higher Educational Facilities Authority Revenue Bonds Carroll Hospital Center Series 2006
07/01/26	4.500%	1,000,000	1,015,140
FHA Insured Mortgage-Western Health
Series 2006
07/01/13	5.000%	1,280,000	1,336,525
01/01/20	5.000%	1,450,000	1,617,417
MedStar Health
Series 2011
08/15/22	5.000%	1,620,000	1,897,020
Peninsula Regional Medical Center
Series 2006
07/01/26	5.000%	2,000,000	2,088,500
University of Maryland Medical System
Series 2010
07/01/20	5.000%	1,000,000	1,139,880

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
HOSPITAL (cont.)
Maryland Health & Higher Educational Facilities Authority(a) Revenue Bonds Johns Hopkins Health System Series 2012
07/01/28	5.000%	$1,000,000	$1,152,340
Maryland Health & Higher Educational Facilities Authority(b) Revenue Bonds Johns Hopkins Health System Series 2008
05/15/48	5.000%	2,000,000	2,231,280
Total			15,317,972
HOTELS 1.0%
City of Baltimore Senior Revenue Bonds Series 2006A (XLCA)
09/01/17	5.250%	1,300,000	1,344,148
INVESTOR OWNED 2.2%
Maryland Economic Development Corp. Refunding Revenue Bonds Potomac Series 2009
09/01/22	6.200%	2,500,000	3,033,550
LOCAL APPROPRIATION 1.8%
City of Baltimore Refunding Certificate of Participation Series 2010A
10/01/17	5.000%	1,500,000	1,768,590
Howard County Housing Commission Revenue Bonds Roger Carter Recreation Center Project Series 2011
06/01/26	5.000%	585,000	665,859
Total			2,434,449
LOCAL GENERAL OBLIGATION 15.6%
City of Baltimore Unlimited General Obligation Bonds Consolidated Public Improvement Series 2008A (AGM)
10/15/22	5.000%	2,000,000	2,347,540
County of Anne Arundel General Obligation Limited Notes Consolidated General Improvement Series 2006
03/01/18	5.000%	3,300,000	3,790,941
Limited General Obligation Refunding Bonds
Consolidated General Improvement
Series 2006
03/01/15	5.000%	2,000,000	2,254,940
County of Baltimore Unlimited General Obligation Bonds Consolidated Public Improvement Series 2008
02/01/18	5.000%	1,000,000	1,223,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Maryland Intermediate Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
LOCAL GENERAL OBLIGATION (cont.)
County of Frederick Unlimited General Obligation Refunding Bonds Public Facilities Series 2005
08/01/14	5.000%	$1,500,000	$1,653,930
Series 2006
11/01/18	5.250%	2,005,000	2,510,220
11/01/21	5.250%	2,500,000	3,244,675
County of Montgomery Unlimited General Obligation Refunding Bonds Consolidated Public Improvement Series 2005A
07/01/16	5.000%	1,500,000	1,766,610
County of Prince George's Limited General Obligation Bonds Consolidated Public Improvement Series 2001 (NPFGC/FGIC)
12/01/12	5.250%	120,000	121,707
Limited General Obligation Refunding & Public Improvement Bonds
Series 2011B
09/15/20	5.000%	2,000,000	2,542,460
Unrefunded Unlimited General Obligation Bonds
Consolidated Public Improvement
Series 1999 (AGM)
10/01/12	5.000%	65,000	65,261
Total			21,521,284
MULTI-FAMILY 6.2%
Maryland Economic Development Corp. Refunding Revenue Bonds University of Maryland-Baltimore County Project Series 2006 (XLCA)
07/01/20	5.000%	600,000	625,374
University of Maryland-College Park Projects
Series 2006 (AGCP)
06/01/17	5.000%	1,000,000	1,098,920
06/01/19	5.000%	1,000,000	1,081,750
Revenue Bonds
Collegiate Housing-Salisbury
Series 1999A
06/01/19	6.000%	745,000	747,302
06/01/30	6.000%	1,850,000	1,850,722
Collegiate Housing-Towson
Series 1999A
06/01/12	5.700%	355,000	355,426
Senior Revenue Bonds
Towson University Project
Series 2007A
07/01/24	5.250%	1,185,000	1,227,719
Montgomery County Housing Opportunities Commission Revenue Bonds Housing Development Series 2000A
07/01/30	6.100%	1,500,000	1,502,445
Total			8,489,658

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
MUNICIPAL POWER 1.5%
Puerto Rico Electric Power Authority Refunding Revenue Bonds Series 2010ZZ(c)
07/01/25	5.250%	$1,985,000	$2,143,423
OTHER BOND ISSUE 1.8%
County of Montgomery Revenue Bonds Department of Liquor Control Series 2009A
04/01/22	5.000%	2,055,000	2,424,304
OTHER INDUSTRIAL DEVELOPMENT BOND 0.8%
Maryland Economic Development Corp. Refunding Revenue Bonds CNX Marine Terminals, Inc. Series 2010
09/01/25	5.750%	1,000,000	1,046,720
POOL/BOND BANK 0.9%
Maryland Water Quality Financing Administration Revolving Loan Fund Revenue Bonds Series 2008A
03/01/23	5.000%	1,000,000	1,183,260
REFUNDED/ESCROWED 1.6%
City of Baltimore Revenue Bonds Water Project Series 1994A Escrowed to Maturity (FGIC)
07/01/24	5.000%	1,400,000	1,774,500
Maryland State Transportation Authority Revenue Bonds Series 1978 Escrowed to Maturity
07/01/16	6.800%	370,000	418,703
Total			2,193,203
RETIREMENT COMMUNITIES 3.9%
City of Gaithersburg Refunding Revenue Bonds Asbury Obligation Series 2009B
01/01/23	6.000%	1,250,000	1,367,000
County of Baltimore Revenue Bonds Oak Crest Village Incorporate Facility Series 2007A
01/01/22	5.000%	1,045,000	1,102,715
01/01/27	5.000%	2,000,000	2,052,580
Maryland Health & Higher Educational Facilities Authority Revenue Bonds King Farm Presbyterian Community Series 2007A
01/01/27	5.250%	1,000,000	899,010
Total			5,421,305
SINGLE FAMILY 4.0%
Maryland Community Development Administration Revenue Bonds Capital Fund Securitization Series 2003 (AGM)
07/01/21	4.400%	1,500,000	1,531,905

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Maryland Intermediate Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
SINGLE FAMILY (cont.)
Residential
Series 2010B
09/01/30	5.125%	$1,500,000	$1,619,805
Maryland Community Development Administration(d) Revenue Bonds Residential Series 1999D AMT
09/01/24	5.375%	2,410,000	2,412,530
Total			5,564,240
SPECIAL NON PROPERTY TAX 8.9%
Maryland State Department of Transportation Revenue Bonds Series 2002
02/01/14	5.500%	5,000,000	5,458,900
Series 2008
02/15/22	5.000%	3,125,000	3,649,719
Series 2009
06/15/21	4.000%	1,495,000	1,702,730
Territory of Guam Revenue Bonds Series 2011A(c)
01/01/31	5.000%	350,000	384,594
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan-Senior Lien Series 2010A(c)
10/01/17	5.000%	1,000,000	1,110,420
Total			12,306,363
SPECIAL PROPERTY TAX 2.0%
County of Frederick Special Tax Bonds Urbana Community Development Authority Series 2010A
07/01/25	5.000%	2,500,000	2,762,475
STATE APPROPRIATED 2.8%
Maryland Economic Development Corp. Refunding Revenue Bonds Department of Transportation Headquarters Series 2010
06/01/22	4.500%	2,675,000	3,223,108
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation System Series 2006A
12/15/19	5.250%	500,000	612,240
Total			3,835,348
STATE GENERAL OBLIGATION 8.2%
Commonwealth of Puerto Rico Unlimited General Obligation Public Improvement Bonds Series 2002A (FGIC)(c)
07/01/17	5.500%	2,520,000	2,854,958
State of Maryland Unlimited General Obligation Bonds 1st Series 2011B
03/15/18	5.000%	2,500,000	3,066,600

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
STATE GENERAL OBLIGATION (cont.)
State & Local Facilities
1st Series 2009C
03/01/21	5.000%	$1,500,000	$1,824,855
State & Local Facilities-Capital Improvement
1st Series 2003A
03/01/17	5.250%	3,000,000	3,633,120
Total			11,379,533
TRANSPORTATION 2.6%
Washington Metropolitan Area Transit Authority Revenue Bonds Transit Series 2009
07/01/23	5.250%	3,000,000	3,585,060
TURNPIKE/BRIDGE/TOLL ROAD 2.6%
Maryland State Transportation Authority Revenue Bonds Series 2009A
07/01/22	5.000%	3,000,000	3,655,320
WATER & SEWER 6.9%
City of Baltimore Revenue Bonds Wastewater Projects Series 2006C (AMBAC)
07/01/18	5.000%	1,125,000	1,302,660
Series 2007D (AMBAC)
07/01/19	5.000%	1,250,000	1,482,612
Series 2008A (AGM)
07/01/21	5.000%	1,250,000	1,477,638
Maryland Water Quality Financing Administration Revolving Loan Fund Revenue Bonds Series 2008
03/01/21	5.000%	2,500,000	2,917,425
Washington Suburban Sanitary Commission Unlimited General Obligation Refunding & Public Improvement Bonds Series 2009
06/01/21	4.000%	2,000,000	2,306,420
Total			9,486,755
Total Municipal Bonds (Cost: $116,445,801)			$126,965,373
		Shares	Value
Money Market Funds 8.1%

JPMorgan Tax-Free Money Market Fund, 0.010%(e)	11,180,808	$11,180,808
Total Money Market Funds (Cost: $11,180,808)		$11,180,808
Total Investments (Cost: $127,626,609)		$138,146,181
Other Assets & Liabilities, Net		(251,958)
Total Net Assets		$137,894,223

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Maryland Intermediate Municipal Bond Fund

April 30, 2012

Notes to Portfolio of Investments

(a)  Represents a security purchased on a when-issued or delayed delivery basis.

(b)  Variable rate security. The interest rate shown reflects the rate as of April 30, 2012.

(c)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2012, the value of these securities amounted to $6,493,395 or 4.71% of net assets.

(d)  At April 30, 2012, the value of securities subject to alternative minimum tax was $2,412,530, representing 1.75% of net assets.

(e)  The rate shown is the seven-day current annualized yield at April 30, 2012.

Abbreviation Legend

AGCP  Assured Guaranty Corporation

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Maryland Intermediate Municipal Bond Fund

April 30, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of April 30, 2012:

	Fair Value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$126,965,373	$—	$126,965,373
Total Bonds	—	126,965,373	—	126,965,373
Other
Money Market Funds	11,180,808	—	—	11,180,808
Total Other	11,180,808	—	—	11,180,808
Total	$11,180,808	$126,965,373	$—	$138,146,181

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2012 to April 30, 2012.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2012:

	Fair Value at March 31, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$127,836,949	$—	$127,836,949
Total Bonds	—	127,836,949	—	127,836,949
Other
Money Market Funds	9,193,947	—	—	9,193,947
Total Other	9,193,947	—	—	9,193,947
Total	$9,193,947	$127,836,949	$—	$137,030,896

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2011 to March 31, 2012.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities – Columbia Maryland Intermediate Municipal Bond Fund

	April 30, 2012	March 31, 2012
Assets
Investments, at value (identified cost $127,626,609 and $127,563,741)	$138,146,181	$137,030,896
Receivable for:
Capital shares sold	66,303	158,482
Interest	1,554,207	1,312,229
Expense reimbursement due from Investment Manager	2,492	810
Prepaid expense	1,027	2,055
Total assets	139,770,210	138,504,472
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,139,210	—
Capital shares purchased	277,399	820,755
Dividend distributions to shareholders	338,858	356,448
Investment management fees	4,530	1,507
Distribution and service fees	752	253
Transfer agent fees	19,845	21,885
Administration fees	793	264
Compensation of board members	80,777	78,737
Other expenses	13,823	32,556
Total liabilities	1,875,987	1,312,405
Net assets applicable to outstanding capital stock	$137,894,223	$137,192,067

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Assets and Liabilities (continued) – Columbia Maryland Intermediate Municipal Bond Fund

	April 30, 2012	March 31, 2012
Represented by
Paid-in capital	$130,695,855	$131,811,295
Undistributed net investment income	175,757	164,390
Accumulated net realized loss	(3,496,961)	(4,250,773)
Unrealized appreciation (depreciation) on:
Investments	10,519,572	9,467,155
Total — representing net assets applicable to outstanding capital stock	$137,894,223	$137,192,067
Net assets applicable to outstanding shares
Class A	$24,780,723	$24,707,831
Class B	$165,796	$164,230
Class C	$2,821,549	$2,838,256
Class Z	$110,126,155	$109,481,750
Shares outstanding
Class A	2,242,738	2,254,083
Class B	14,994	14,971
Class C	255,318	258,889
Class Z	9,964,485	9,985,757
Net asset value per share
Class A(a)	$11.05	$10.96
Class B	$11.06	$10.97
Class C	$11.05	$10.96
Class Z	$11.05	$10.96

(a)  At April 30, 2012 and March 31, 2012, the maximum offering price per share for Class A is $11.42 and $11.33, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Operations – Columbia Maryland Intermediate Municipal Bond Fund

Year ended	April 30, 2012(a)	March 31, 2012
Net investment income
Income:
Dividends	$82	$931
Interest	422,175	5,128,343
Total income	422,257	5,129,274
Expenses:
Investment management fees	46,586	531,638
Distribution fees
Class B	105	1,780
Class C	1,779	23,826
Service fees
Class B	35	594
Class C	593	7,941
Distribution and service fees — Class A	5,229	60,408
Transfer agent fees
Class A	3,669	46,682
Class B	24	503
Class C	416	6,163
Class Z	16,311	198,818
Administration fees	8,153	112,277
Compensation of board members	2,551	13,535
Pricing and bookkeeping fees	—	8,201
Custodian fees	188	4,756
Printing and postage fees	2,595	31,898
Registration fees	4,000	4,787
Professional fees	7,111	48,236
Chief compliance officer expenses	—	24
Other	1,768	16,162
Total expenses	101,113	1,118,229
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(29,139)	(293,304)
Expense reductions	—	(60)
Total net expenses	71,974	824,865
Net investment income	350,283	4,304,409
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	34,081	75,004
Net realized gain	34,081	75,004
Net change in unrealized appreciation (depreciation) on:
Investments	1,052,417	6,645,176
Net change in unrealized appreciation	1,052,417	6,645,176
Net realized and unrealized gain	1,086,498	6,720,180
Net increase in net assets resulting from operations	$1,436,781	$11,024,589

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Changes in Net Assets – Columbia Maryland Intermediate Municipal Bond Fund

Year ended	April 30, 2012(a)	March 31, 2012	March 31, 2011
Operations
Net investment income	$350,283	$4,304,409	$5,158,020
Net realized gain	34,081	75,004	271,338
Net change in unrealized appreciation (depreciation)	1,052,417	6,645,176	(1,709,143)
Net increase in net assets resulting from operations	1,436,781	11,024,589	3,720,215
Distributions to shareholders from:
Net investment income
Class A	(57,180)	(739,657)	(843,558)
Class B	(280)	(5,541)	(14,545)
Class C	(4,781)	(73,733)	(97,205)
Class Z	(276,675)	(3,486,613)	(4,202,712)
Total distributions to shareholders	(338,916)	(4,305,544)	(5,158,020)
Decrease in net assets from share transactions	(395,709)	(87,900)	(30,855,959)
Total increase (decrease) in net assets	702,156	6,631,145	(32,293,764)
Net assets at beginning of year	137,192,067	130,560,922	162,854,686
Net assets at end of year	$137,894,223	$137,192,067	$130,560,922
Undistributed net investment income	$175,757	$164,390	$165,047

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Changes in Net Assets (continued) – Columbia Maryland Intermediate Municipal Bond Fund

Year ended	April 30, 2012(a)		March 31, 2012		March 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	4,381	48,387	199,208	2,151,822	231,923	2,474,616
Distributions reinvested	1,269	14,018	15,538	168,507	35,693	381,387
Redemptions	(16,995)	(186,859)	(213,412)	(2,287,445)	(618,863)	(6,579,671)
Net increase (decrease)	(11,345)	(124,454)	1,334	32,884	(351,247)	(3,723,668)
Class B shares
Subscriptions	10	111	187	2,013	348	3,697
Distributions reinvested	15	169	200	2,170	654	6,984
Redemptions(b)	(2)	(29)	(20,987)	(225,328)	(53,603)	(572,016)
Net increase (decrease)	23	251	(20,600)	(221,145)	(52,601)	(561,335)
Class C shares
Subscriptions	9,739	107,311	48,269	526,024	175,943	1,892,940
Distributions reinvested	259	2,859	4,298	46,512	5,851	62,325
Redemptions	(13,569)	(149,080)	(149,498)	(1,616,516)	(136,350)	(1,439,106)
Net increase (decrease)	(3,571)	(38,910)	(96,931)	(1,043,980)	45,444	516,159
Class Z shares
Subscriptions	75,448	831,559	1,522,571	16,591,299	684,337	7,323,647
Distributions reinvested	1,118	12,350	12,260	132,978	16,832	179,322
Redemptions	(97,838)	(1,076,505)	(1,442,848)	(15,579,936)	(3,266,739)	(34,590,084)
Net increase (decrease)	(21,272)	(232,596)	91,983	1,144,341	(2,565,570)	(27,087,115)
Total net decrease	(36,165)	(395,709)	(24,214)	(87,900)	(2,923,974)	(30,855,959)

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$10.96		$10.41		$10.53		$10.08		$10.44		$10.63
Income from investment operations:
Net investment income	0.03		0.33		0.34		0.34		0.38		0.39
Net realized and unrealized gain (loss)	0.09		0.55		(0.12)		0.45		(0.36)		(0.19)
Total from investment operations	0.12		0.88		0.22		0.79		0.02		0.20
Less distributions to shareholders from:
Net investment income	(0.03)		(0.33)		(0.34)		(0.34)		(0.38)		(0.39)
Total distributions to shareholders	(0.03)		(0.33)		(0.34)		(0.34)		(0.38)		(0.39)
Net asset value, end of period	$11.05		$10.96		$10.41		$10.53		$10.08		$10.44
Total return	1.05%		8.55%		2.05%		7.93%		0.26%		1.96%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.05	%(c)	1.03%		0.97%		0.94%		0.90%		0.91%
Net expenses after fees waived or expenses reimbursed(d)	0.80	%(c)	0.80	%(e)	0.80	%(e)	0.79	%(e)	0.75	%(e)	0.75	%(e)
Net investment income	2.83	%(c)	3.07	%(e)	3.18	%(e)	3.26	%(e)	3.76	%(e)	3.74	%(e)
Supplemental data
Net assets, end of period (in thousands)	$24,781		$24,708		$23,454		$27,423		$23,530		$24,405
Portfolio turnover	1%		7%		11%		23%		11%		8%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia Maryland Intermediate Municipal Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$10.97		$10.42		$10.54		$10.09		$10.45		$10.64
Income from investment operations:
Net investment income	0.02		0.25		0.26		0.27		0.31		0.32
Net realized and unrealized gain (loss)	0.09		0.55		(0.12)		0.45		(0.36)		(0.19)
Total from investment operations	0.11		0.80		0.14		0.72		(0.05)		0.13
Less distributions to shareholders from:
Net investment income	(0.02)		(0.25)		(0.26)		(0.27)		(0.31)		(0.32)
Total distributions to shareholders	(0.02)		(0.25)		(0.26)		(0.27)		(0.31)		(0.32)
Net asset value, end of period	$11.06		$10.97		$10.42		$10.54		$10.09		$10.45
Total return	0.99%		7.73%		1.30%		7.13%		(0.48%)		1.20%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.80	%(c)	1.81%		1.72%		1.69%		1.65%		1.66%
Net expenses after fees waived or expenses reimbursed(d)	1.55	%(c)	1.55	%(e)	1.55	%(e)	1.54	%(e)	1.50	%(e)	1.50	%(e)
Net investment income	2.08	%(c)	2.34	%(e)	2.43	%(e)	2.56	%(e)	3.01	%(e)	3.00	%(e)
Supplemental data
Net assets, end of period (in thousands)	$166		$164		$371		$929		$2,220		$2,689
Portfolio turnover	1%		7%		11%		23%		11%		8%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Maryland Intermediate Municipal Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class C
Per share data
Net asset value, beginning of period	$10.96		$10.41		$10.53		$10.08		$10.44		$10.63
Income from investment operations:
Net investment income	0.02		0.25		0.26		0.26		0.31		0.32
Net realized and unrealized gain (loss)	0.09		0.55		(0.12)		0.45		(0.36)		(0.19)
Total from investment operations	0.11		0.80		0.14		0.71		(0.05)		0.13
Less distributions to shareholders from:
Net investment income	(0.02)		(0.25)		(0.26)		(0.26)		(0.31)		(0.32)
Total distributions to shareholders	(0.02)		(0.25)		(0.26)		(0.26)		(0.31)		(0.32)
Net asset value, end of period	$11.05		$10.96		$10.41		$10.53		$10.08		$10.44
Total return	0.99%		7.74%		1.29%		7.12%		(0.49%)		1.20%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.80	%(c)	1.78%		1.72%		1.69%		1.65%		1.66%
Net expenses after fees waived or expenses reimbursed(d)	1.55	%(c)	1.55	%(e)	1.55	%(e)	1.54	%(e)	1.50	%(e)	1.50	%(e)
Net investment income	2.09	%(c)	2.33	%(e)	2.42	%(e)	2.49	%(e)	3.02	%(e)	2.99	%(e)
Supplemental data
Net assets, end of period (in thousands)	$2,822		$2,838		$3,705		$3,269		$2,143		$1,597
Portfolio turnover	1%		7%		11%		23%		11%		8%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Maryland Intermediate Municipal Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class Z
Per share data
Net asset value, beginning of period	$10.96		$10.41		$10.53		$10.09		$10.44		$10.63
Income from investment operations:
Net investment income	0.03		0.36		0.36		0.37		0.41		0.42
Net realized and unrealized gain (loss)	0.09		0.55		(0.11)		0.44		(0.35)		(0.19)
Total from investment operations	0.12		0.91		0.25		0.81		0.06		0.23
Less distributions to shareholders from:
Net investment income	(0.03)		(0.36)		(0.37)		(0.37)		(0.41)		(0.42)
Total distributions to shareholders	(0.03)		(0.36)		(0.37)		(0.37)		(0.41)		(0.42)
Net asset value, end of period	$11.05		$10.96		$10.41		$10.53		$10.09		$10.44
Total return	1.07%		8.82%		2.31%		8.09%		0.61%		2.21%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.80	%(c)	0.77%		0.72%		0.69%		0.65%		0.66%
Net expenses after fees waived or expenses reimbursed(d)	0.55	%(c)	0.55	%(e)	0.55	%(e)	0.54	%(e)	0.50	%(e)	0.50	%(e)
Net investment income	3.07	%(c)	3.31	%(e)	3.43	%(e)	3.52	%(e)	4.01	%(e)	3.99	%(e)
Supplemental data
Net assets, end of period (in thousands)	$110,126		$109,482		$103,031		$131,234		$126,661		$135,506
Portfolio turnover	1%		7%		11%		23%		11%		8%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Notes to Financial Statements – Columbia Maryland Intermediate Municipal Bond Fund
April 30, 2012

Note 1. Organization

Columbia Maryland Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from March 31 to April 30. Accordingly, this report includes activity for the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair

20

Columbia Maryland Intermediate Municipal Bond Fund, April 30, 2012

value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the annualized effective management fee rate was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective

21

Columbia Maryland Intermediate Municipal Bond Fund, April 30, 2012

July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.15% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

For the period April 1, 2012 to April 30, 2012, the annualized effective administration fee rate was 0.07% of the Fund's average daily net assets. For the year ended March 31, 2012, the effective administration fee rate was 0.09% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period April 1, 2012 to April 30, 2012 and the period June 1, 2011 through March 31, 2012, other expenses paid to this company were $128 and $1,699, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund's expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

22

Columbia Maryland Intermediate Municipal Bond Fund, April 30, 2012

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period ended April 30, 2012	Year ended March 31, 2012
Class A	0.17%	0.19%
Class B	0.17	0.21
Class C	0.17	0.19
Class Z	0.17	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period April 1, 2012 to April 30, 2012, no minimum account balance fees were charged to accounts. For the year ended March 31, 2012, these minimum account balance fees reduced total expenses by $60.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $342 for Class A shares for the period April 1, 2012 to April 30, 2012, and $31,062 for Class A, $30 for Class B and $1,726 for Class C for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective August 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.80%
Class B	1.55
Class C	1.55
Class Z	0.55

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties.

23

Columbia Maryland Intermediate Municipal Bond Fund, April 30, 2012

Prior to August 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits from the Fund's custodian, did not exceed 0.55% of the Fund's average daily net assets on an annualized basis.

Prior to May 1, 2011, the Investment Manager was entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery did not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Effective May 1, 2011, the Investment Manager has eliminated such fee recoupment provisions.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the period April 1, 2012 to April 30, 2012, these differences are primarily due to differing treatment for Trustees' deferred compensation, distributions, expiring capital loss carryforwards, and market discount/premium. For the year ended March 31, 2012, these differences are primarily due to differing treatment for Trustees' deferred compensation, distributions, and market discount/premium. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

	Period ended April 30, 2012	Year ended March 31, 2012
Undistributed net investment income	$—	$478
Accumulated net realized loss	719,731	(484)
Paid-in capital	(719,731)	6

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period ended April 30, 2012	Year ended March 31, 2012	Year ended March 31, 2011
Tax-exempt income	$338,031	$4,285,655	$5,135,836
Ordinary income	885	19,889	22,184

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2012 and March 31, 2012, the components of distributable earnings on a tax basis were as follows:

	April 30, 2012	March 31, 2012
Undistributed tax-exempt income	$440,965	$448,502
Undistributed accumulated long-term capital gains	—	—
Unrealized appreciation	10,667,760	9,614,029

At April 30, 2012 and March 31, 2012, the cost of investments for federal income tax purposes, and the aggregate unrealized appreciation and depreciation based on that cost was as follows:

	April 30, 2012	March 31, 2012
Aggregate unrealized appreciation	$10,687,607	$9,649,194
Aggregate unrealized depreciation	(19,847)	(35,165)
Net unrealized appreciation	$10,667,760	$9,614,029
Cost of investments for tax purposes	$127,478,421	$127,416,867

24

Columbia Maryland Intermediate Municipal Bond Fund, April 30, 2012

The following capital loss carryforward, determined at April 30, 2012 and March 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	April 30, 2012 Amount	March 31, 2012 Amount
2013	$901,428	$753,812
2014	271,557	901,428
2015	—	271,557
2016	511	—
2017	2,323,465	511
2018	—	2,323,465
Total	$3,496,961	$4,250,773

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the period April 1, 2012 to April 30, 2012, $34,081 and $719,731 of capital loss carryforwards were utilized and expired unused, respectively. For the year ended March 31, 2012, $74,520 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the period April 1, 2012 to April 30, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,139,210 and $3,030,000, respectively.

For the year ended March 31, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $8,417,687 and $13,517,447, respectively.

Note 6. Lending of Portfolio Securities

Effective May 16, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection

25

Columbia Maryland Intermediate Municipal Bond Fund, April 30, 2012

with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to May 16, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

For the period ended April 30, 2012 and the year ended March 31, 2012, the Fund did not participate in securities lending activity.

Note 7. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the period April 1, 2011 through May 16, 2011, there were no custody credits.

Note 8. Shareholder Concentration

At April 30, 2012 and March 31, 2012, one unaffiliated shareholder account owned 88.7% and 88.9% of the outstanding shares of the Fund, respectively. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period May 16, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to May 16, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the period ended April 30, 2012 and the year ended March 31, 2012.

Note 10. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly

26

Columbia Maryland Intermediate Municipal Bond Fund, April 30, 2012

affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Maryland Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Maryland Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at April 30, 2012 and at March 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 and at March 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 8, 2012

28

Federal Income Tax Information (Unaudited) – Columbia Maryland Intermediate Municipal Bond Fund

For the period ended April 30, 2012 and for the fiscal year ended March 31, 2012, 99.74% and 99.54%, respectively, of the distributions from net investment income of the Fund qualify as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

29

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None

30

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

31

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None

32

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

33

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

34

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

35

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

36

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to Columbia Maryland Intermediate Municipal Bond Fund (the "Fund"). Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the "Funds").

On an annual basis, the Fund's Board of Trustees (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee (including materials relating to the Fund's expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the "April Meeting"), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Directors analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Directors specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds' operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Directors noted the information they received concerning Columbia Management's ability to retain key portfolio management personnel. In that connection, the Independent Directors took into account their meetings with Columbia Management's Chief Investment Officer (the "CIO") and considered the CIO's successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Directors also assessed Columbia Management's significant investment in upgrading technology (such as an equity trading system) and considered management's commitments to enhance existing resources in this area.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with Ameriprise affiliates. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

37

Approval of Investment Management Services Agreement (continued)

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

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40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Maryland Intermediate Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

41

Columbia Maryland Intermediate Municipal Bond Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1091 C (5/12)

Columbia North Carolina Intermediate Municipal Bond Fund

Annual Report for the Period Ended April 30, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Manager's Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	13

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	30

Federal Income Tax Information	31

Fund Governance	32

Approval of Investment Management Services Agreement	39

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in "multiples"—an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for companies to restructure their balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, it has delayed a true reckoning with the European financial situation, as concerns about Spain and Portugal continue to cloud the outlook. These structural challenges that persist in the developed world, and slowing growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength—and as a result, attractive opportunities—both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

■  detailed up-to-date fund performance and portfolio information

■  economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia North Carolina Intermediate Municipal Bond Fund

Summary

•  For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 10.27% without sales charge.

•  The fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 11.05%.1

•  The fund lost some ground relative to the index because it had slightly more exposure to shorter-term bonds and a slightly higher quality orientation.

Portfolio Management

Brian M. McGreevy has managed the fund since June 2011. From 1994 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. McGreevy was associated with the fund's previous investment adviser as an investment professional.

1The Barclays 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

13-month (cumulative) return as of 04/30/12

+10.27%

Class A shares (without sales charge)

+11.05%

Barclays 3-15 Year Blend Municipal Bond Index

1

Performance Information – Columbia North Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 05/01/02 – 04/30/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia North Carolina Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 05/01/02 – 04/30/12 ($)

Sales charge	without	with
Class A	14,743	14,258
Class B	13,666	13,666
Class C	13,666	13,666
Class Z	15,103	n/a

Average annual total return as of 04/30/12 (%)

Share class	A		B		C		Z
Inception	12/14/92		06/07/93		12/16/92		12/11/92
Sales charge	without	with	without	with	without	with	without
1-month (cumulative)	1.15	–2.13	1.09	–1.91	0.99	–0.01	1.17
1-year	8.48	5.00	7.46	4.46	7.52	6.52	8.68
5-year	4.28	3.59	3.47	3.47	3.48	3.48	4.52
10-year	3.96	3.61	3.17	3.17	3.17	3.17	4.21

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

2

Understanding Your Expenses – Columbia North Carolina Intermediate Municipal Bond Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2011 – April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,042.00	1,020.93	4.01	3.97	0.79
Class B	1,000.00	1,000.00	1,035.20	1,017.21	7.79	7.72	1.54
Class C	1,000.00	1,000.00	1,036.70	1,017.21	7.80	7.72	1.54
Class Z	1,000.00	1,000.00	1,043.50	1,022.18	2.74	2.72	0.54

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent six months and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Manager's Report – Columbia North Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

30-day SEC yields

as of 4/30/12 (%)

Class A	1.22
Class B	0.52
Class C	0.52
Class Z	1.50

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Taxable Equivalent SEC yields

as of 4/30/12 (%)

Class A	1.88
Class B	0.80
Class C	0.80
Class Z	2.31

Taxable-equivalent SEC yields are calculated assuming a federal tax rate of 35.0%. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

QUALITY BREAKDOWN1

as of 04/30/12 (%)

AAA rating	16.3
AA rating	55.2
A rating	14.9
BBB rating	11.7
Not rated	1.9

1Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and money market funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective to opinions and not statements of fact.

The Board of Trustees for Columbia North Carolina Intermediate Municipal Bond Fund has approved the change of the fund's fiscal year end from March 31 to April 30. As a result, this report covers the 13-month period since the last annual report. The next report you receive will be for the six-month period from May 1, 2012 through October 31, 2012. In June 2011, Brian McGreevy became portfolio manager of the fund.

For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 10.27% without sales charge. The fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 11.05% for the period. The fund performed generally in line with the index. Its modest shortfall was generally the result of more exposure to shorter-term bonds and its higher quality orientation during a period in which lower-quality investment grade bonds were stronger performers.

An improving economic environment

Early in the 13-month period, Europe's debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster, housing continued to be a nagging weak spot and job growth was disappointing. However, the pace of both economic and job growth picked up as the period wore on. Consumer confidence improved as the labor market added approximately 1.2 million new jobs between November 2011 and April 2012, while the jobless rate fell to 8.1%. Household net worth also picked up as the equity markets rebounded. Headline inflation rose 2.7%, driven primarily by rising food and energy prices. Despite a modest slowdown late in the summer of 2011, manufacturing activity continued to expand throughout the period.

Municipal market generates strong returns

Against this backdrop, the U.S. municipal bond market generated strong returns, despite a host of investor concerns at the outset of the period: 1) Net outflows from municipal mutual funds. 2) The expectation that heavy new issue volume would weigh on the market, which turned out to be unfounded. Issuance dropped off almost across the board. 3) Fears of massive defaults, which were stoked by the media and were generally overblown. With these concerns in mind, 10-year municipal yields reached a high of 3.5% before the European debt crisis sent investors scurrying for the safety of the Treasury market, pushing Treasury yields down. Municipal yields followed. (Bond yields and prices move in opposite directions.)

By the summer of 2011, investors seemed to believe that default expectations were excessive and demand for municipal bonds picked up. With yields close to historical lows, buyers moved down the credit curve—to A and BBB rated2 bonds—to garner additional income. Over the course of the 13-month period, these credits performed the best, as yields fell and the yield spread between higher and lower quality bonds tightened in response to demand. Yet, there were more downgrades than upgrades in the overall municipal market as a lackluster economy continued to pressure issuers.

2The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

4

Portfolio Manager's Report (continued) – Columbia North Carolina Intermediate Municipal Bond Fund

Duration, quality orientation hampered returns

The fund performed generally in line with the index, delivering a solid return for the 13-month period. However, it had a slightly heavier weight in shorter-term bonds; a lower weight in bonds in the 15- to 17-year range, which generated returns of 13%+ and an overweight in higher quality bonds, which underperformed lower quality bonds for the period. These factors generally accounted for its modest shortfall to the index. An overweight in seven- to 10-year bonds aided returns, and a slightly longer duration among the fund's AAA rated bond holdings also benefited results. (Duration is a measure of interest rate sensitivity.) An underweight in A rated securities was a drag on results, as these bonds generated double-digit returns. However, the fund had more exposure to BBB rated bonds, which generated the very best returns for the fund and partially offset the impact of the underweight in A rated bonds.

Cash deployed across the yield curve

During the period, the fund experienced strong positive cash flows. We deployed this cash in the eight- to 15-year maturity range, investing in health care bonds, local AA rated general obligation bonds and certain housing bonds. We added some lower coupon bonds, which are attractive to retail buyers because they have lower dollar prices. These holdings provide a cushion that would allow us to raise cash should we choose to do so in the future. We would have liked to add to the fund's lower quality holdings, but our research team found it difficult to find solid A rated names that they believed would add value to the portfolio.

On a separate note, we have limited the fund's exposure to Puerto Rico bonds because we continue to believe the credit is weak and the market has not properly priced in the potential risk of a downgrade to a below investment-grade rating. Over the period this was a slight negative for performance as Puerto Rico offered more yield than North Carolina credits and yields spreads tightened.

A slow, but improving, recovery for North Carolina

North Carolina has been slow to recover from recession, but it picked up the pace slightly in 2011. Private sector job growth has been solid and population growth has brought more workers into the labor pool. The unemployment rate in North Carolina is falling. Yet, it remains well above the national average. With few prospects for public sector contributions to growth and no expectation for manufacturing to drive economic improvement, North Carolina's hopes are pinned on healthy demographic trends: an uptick in population growth and the continued growth of urban centers where high-tech and professional jobs attract newcomers. Even though we expect North Carolina to continue to lag the overall U.S. economy in its recovery, we believe that consumer spending, travel and tourism, education, government spending and homebuilding have the potential to help accelerate growth in 2013 and beyond. These positives should provide some support for the municipal bond market going forward.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

5

Portfolio of Investments – Columbia North Carolina Intermediate Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 97.9%
AIRPORT 1.6%
Raleigh Durham Airport Authority Refunding Revenue Bonds Series 2010A 05/01/23	5.000%	$3,000,000	$3,552,150
HIGHER EDUCATION 7.1%
Appalachian State University Refunding Revenue Bonds Series 2005 (NPFGC) 07/15/21	5.000%	1,485,000	1,602,582
Utility System Series 1998 (NPFGC) 05/15/12	5.000%	1,000,000	1,001,960
North Carolina Capital Facilities Finance Agency Revenue Bonds Johnson & Wales University Project Series 2003A (XLCA) 04/01/21	5.250%	1,000,000	1,019,130
Meredith College Series 2008 06/01/31	6.000%	1,000,000	1,090,700
Wake Forest University Series 2009 01/01/26	5.000%	1,000,000	1,146,710
University of North Carolina System Revenue Bonds Asheville/Wilmington Series 2010C 10/01/16	5.000%	3,000,000	3,531,000
General Trust Indenture Series 2009B 10/01/17	4.250%	1,000,000	1,148,630
Series 2008A 10/01/22	5.000%	2,000,000	2,320,780
University of North Carolina at Charlotte Revenue Bonds Series 2012A 2/23/2012 04/01/21	4.000%	2,370,000	2,756,476
Total			15,617,968
HOSPITAL 12.2%
Albemarle Hospital Authority Refunding Revenue Bonds Series 2007 10/01/21	5.250%	2,000,000	2,067,460
10/01/27	5.250%	1,000,000	983,360
Charlotte-Mecklenburg Hospital Authority Refunding Revenue Bonds Carolinas Health Care System Group Series 2007A (AGM) 01/15/20	5.000%	1,550,000	1,752,322
Carolinas HealthCare System Group Series 2008A 01/15/24	5.250%	2,000,000	2,256,760
Series 2009A 01/15/21	5.000%	1,000,000	1,177,060

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
HOSPITAL (cont.)
North Carolina Medical Care Commission Refunding Revenue Bonds North Carolina Baptist Hospital Series 2010 06/01/17	5.000%	$1,500,000	$1,753,665
Revenue Bonds Moses Cone Health System Series 2011 10/01/20	5.000%	3,215,000	3,839,803
Novant Health Obligation Group Series 2003A 11/01/13	5.000%	3,000,000	3,180,360
11/01/17	5.000%	3,290,000	3,477,300
Wilson Medical Center Series 2007 11/01/19	5.000%	3,385,000	3,695,709
North Carolina Medical Care Commission(a) Refunding Revenue Bonds Vidant Health Series 2012A 06/01/25	5.000%	1,500,000	1,686,930
Northern Hospital District of Surry County Revenue Bonds Series 2008 10/01/24	5.750%	1,000,000	1,055,620
Total			26,926,349
JOINT POWER AUTHORITY 7.4%
North Carolina Eastern Municipal Power Agency Refunding Revenue Bonds Series 1993B (NPFGC) 01/01/22	6.000%	1,000,000	1,271,330
Series 1993B (NPFGC/FGIC) 01/01/22	6.000%	3,000,000	3,849,240
Series 2005A (AMBAC) 01/01/20	5.250%	2,000,000	2,302,340
Series 2008A (AGM) 01/01/19	5.250%	1,500,000	1,761,780
Revenue Bonds Series 2009B 01/01/26	5.000%	1,500,000	1,671,420
North Carolina Municipal Power Agency No. 1 Refunding Revenue Bonds Series 2008A 01/01/17	5.250%	1,185,000	1,400,504
01/01/20	5.250%	2,000,000	2,346,700
Revenue Bonds Series 2009A 01/01/25	5.000%	1,500,000	1,687,785
Total			16,291,099
LOCAL APPROPRIATION 20.0%
City of Charlotte Refunding Certificate of Participation Convention Facility Project Series 2003A 08/01/16	5.500%	2,550,000	2,722,737

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia North Carolina Intermediate Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
LOCAL APPROPRIATION (cont.)
City of Greenville Certificate of Participation Public Facilities & Equipment Project Series 2004 (AMBAC) 06/01/22	5.250%	$2,180,000	$2,309,012
City of Wilmington Refunding Certificate of Participation Series 2006A 06/01/17	5.000%	1,005,000	1,163,629
County of Burke Certificate of Participation Series 2006B (AMBAC) 04/01/18	5.000%	1,425,000	1,584,514
County of Cabarrus Certificate of Participation Installment Financing Contract Series 2008C 06/01/22	5.000%	1,545,000	1,790,516
County of Catawba Revenue Bonds Series 2011 10/01/22	5.000%	400,000	480,184
County of Chatham Certificate of Participation Series 2006 (AMBAC) 06/01/20	5.000%	1,065,000	1,214,643
Refunding Revenue Bonds Series 2012 12/01/18	4.000%	570,000	651,083
County of Craven Certificate of Participation Series 2007 (NPFGC) 06/01/18	5.000%	2,825,000	3,279,147
06/01/19	5.000%	1,825,000	2,100,502
County of Cumberland Refunding Certificate of Participation Improvement Projects Series 2009-B1 12/01/21	5.000%	2,775,000	3,308,466
County of Dare Certificate of Participation Series 2005 (NPFGC/FGIC) 06/01/20	5.000%	3,005,000	3,334,739
County of Gaston Refunding Certificate of Participation Series 2005 (NPFGC) 12/01/15	5.000%	1,350,000	1,532,128
County of Harnett Certificate of Participation Series 2009 06/01/22	5.000%	1,880,000	2,160,270
County of Henderson Certificate of Participation Series 2006A (AMBAC) 06/01/16	5.000%	1,060,000	1,219,223
County of Iredell Certificate of Participation Iredell County School Project Series 2006 (AMBAC) 06/01/20	5.000%	1,690,000	1,897,701

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
LOCAL APPROPRIATION (cont.)
County of Mecklenburg Certificate of Participation Series 2009A 02/01/23	5.000%	$1,000,000	$1,152,600
County of Moore Revenue Bonds Series 2010 06/01/24	5.000%	1,635,000	1,909,729
County of New Hanover Refunding Certificate of Participation Series 2005B (AMBAC) 09/01/18	5.000%	1,755,000	2,129,640
County of Randolph Refunding Certificate of Participation Series 2004 (AGM) 06/01/14	5.000%	1,640,000	1,779,597
County of Sampson Certificate of Participation Series 2006 (AGM) 06/01/16	5.000%	1,000,000	1,162,240
County of Union Refunding Revenue Bonds Series 2012(a) 12/01/24	5.000%	1,715,000	2,091,460
Orange County Public Facilities Co. Revenue Bonds Series 2012 10/01/24	5.000%	1,325,000	1,597,473
Town of Chapel Hill Certificate of Participation Chapel Hill Operations Center Series 2005 06/01/21	5.250%	1,360,000	1,484,957
Total			44,056,190
LOCAL GENERAL OBLIGATION 11.3%
City of Charlotte Unlimited General Obligation Bonds Series 2002C 07/01/20	5.000%	1,570,000	1,582,780
07/01/22	5.000%	1,265,000	1,275,297
County of Brunswick Unlimited General Obligation Refunding Bonds Series 2012 02/01/21	5.000%	2,370,000	2,957,855
County of Cabarrus Unlimited General Obligation Bonds Public Improvement Series 2006 03/01/15	5.000%	1,000,000	1,123,450
03/01/16	5.000%	1,000,000	1,156,700
County of Iredell Unlimited General Obligation Bonds School Series 2006 02/01/19	5.000%	2,420,000	2,754,783
County of Mecklenburg Unlimited General Obligation Refunding Bonds Series 2009A 08/01/19	5.000%	1,000,000	1,255,910

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia North Carolina Intermediate Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
LOCAL GENERAL OBLIGATION (cont.)
County of New Hanover Unlimited General Obligation Refunding Bonds Series 2009 12/01/17	5.000%	$1,170,000	$1,430,898
County of Orange Unlimited General Obligation Refunding Bonds Series 2005B 04/01/16	5.250%	1,000,000	1,132,650
County of Stanly Unlimited General Obligation Refunding Bonds Series 2010 02/01/18	4.000%	1,500,000	1,758,180
County of Wake Unlimited General Obligation Public Improvement Bonds Series 2011 04/01/15	5.000%	2,000,000	2,263,000
Unlimited General Obligation Refunding Bonds Series 2009D 02/01/18	4.000%	2,000,000	2,334,460
Unrefunded Unlimited General Obligation Public Improvement Bonds Series 2009 03/01/20	5.000%	3,065,000	3,783,007
Total			24,808,970
MUNICIPAL POWER 1.4%
Greenville Utilities Commission Revenue Bonds Series 2008A (AGM) 11/01/18	5.000%	1,040,000	1,264,359
Puerto Rico Electric Power Authority Refunding Revenue Bonds Series 2007VV (NPFGC)(b) 07/01/25	5.250%	1,690,000	1,887,071
Total			3,151,430
OTHER BOND ISSUE 1.3%
Durham County Industrial Facilities & Pollution Control Financing Authority Revenue Bonds Research Triangle Institute Series 2010 02/01/17	4.000%	1,440,000	1,623,787
02/01/18	4.000%	1,000,000	1,144,940
Total			2,768,727
PORTS 1.0%
North Carolina Ports Authority Revenue Bonds Senior Lien Series 2010B 02/01/25	5.000%	2,000,000	2,192,940
REFUNDED/ESCROWED 8.6%
City of High Point Prerefunded 06/01/12 Unlimited General Obligation Bonds Water & Sewer Series 2002 (NPFGC) 06/01/14	4.500%	1,275,000	1,292,493
County of Craven Prerefunded 05/01/12 Unlimited General Obligation Bonds Series 2002 (AMBAC) 05/01/19	5.000%	1,000,000	1,010,130

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
REFUNDED/ESCROWED (cont.)
County of Gaston Prerefunded 06/012/12 Unlimited General Obligation Bonds Series 2002 (AMBAC) 06/01/20	5.250%	$1,500,000	$1,521,540
County of Orange Prerefunded 04/01/15 Unlimited General Obligation Bonds Public Improvement Series 2005A 04/01/22	5.000%	2,000,000	2,264,880
County of Wake Prerefunded 03/01/19 Unlimited General Obligation Bonds Public Improvement Series 2009 03/01/20	5.000%	935,000	1,164,870
Revenue Bonds Series 1993 Escrowed to Maturity (NPFGC) 10/01/26	5.125%	3,065,000	3,713,370
North Carolina Eastern Municipal Power Agency Prerefunded 01/01/22 Revenue Bonds Series 1988A 01/01/26	6.000%	1,000,000	1,345,880
Revenue Bonds Series 1986A Escrowed to Maturity 01/01/17	5.000%	2,165,000	2,485,398
Puerto Rico Highway & Transportation Authority Refunding Revenue Bonds Series 2003AA Escrowed to Maturity (NPFGC)(b) 07/01/18	5.500%	3,360,000	4,214,347
Total			19,012,908
RETIREMENT COMMUNITIES 0.5%
North Carolina Medical Care Commission Refunding Revenue Bonds 1st Mortgage-Givens Estates Series 2007 07/01/16	5.000%	1,000,000	1,088,850
SINGLE FAMILY 2.0%
North Carolina Housing Finance Agency Revenue Bonds Series 2011-2 07/01/25	4.000%	2,000,000	2,113,160
North Carolina Housing Finance Agency(c) Revenue Bonds Home Ownership Series 1998-2-A AMT 01/01/20	5.200%	470,000	470,662
Series 1999-3-A AMT 01/01/19	5.150%	645,000	645,858
Series 2000-8-A AMT 07/01/12	6.050%	75,000	75,256
Series 2007-30-A AMT 07/01/23	5.000%	970,000	1,017,210
Total			4,322,146
SPECIAL NON PROPERTY TAX 2.2%
City of Charlotte Storm Water Revenue Bonds Series 2006 06/01/17	5.000%	1,120,000	1,306,850

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia North Carolina Intermediate Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
SPECIAL NON PROPERTY TAX (cont.)
Puerto Rico Infrastructure Financing Authority Refunding Revenue Bonds Series 2005C (FGIC)(b) 07/01/20	5.500%	$1,200,000	$1,352,832
Territory of Guam Revenue Bonds Series 2011A(b) 01/01/31	5.000%	500,000	549,420
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan-Senior Lien Series 2010A(b) 10/01/20	5.000%	1,560,000	1,754,126
Total			4,963,228
STATE APPROPRIATED 1.3%
North Carolina Infrastructure Finance Corp. Certificate of Participation Capital Improvement Series 2007A (AGM) 05/01/24	5.000%	2,570,000	2,878,194
STATE GENERAL OBLIGATION 1.0%
Commonwealth of Puerto Rico Unlimited General Obligation Refunding Public Improvement Bonds Series 2001A (NPFGC)(b) 07/01/14	5.500%	1,725,000	1,859,619
State of North Carolina Unrefunded Unlimited General Obligation Bonds Public Improvement Series 2001A 03/01/14	4.750%	395,000	400,404
Total			2,260,023
TRANSPORTATION 1.1%
State of North Carolina Revenue Bonds Vehicle Series 2012 03/01/19	5.000%	2,000,000	2,451,560
TURNPIKE/BRIDGE/TOLL ROAD 0.1%
Puerto Rico Highway & Transportation Authority Refunding Revenue Bonds Series 2003AA (NPFGC)(b) 07/01/18	5.500%	140,000	159,657
WATER & SEWER 17.8%
Cape Fear Public Utility Authority Revenue Bonds Series 2008 08/01/20	5.000%	1,000,000	1,174,670
City of Charlotte Revenue Bonds Series 2002A 07/01/14	5.500%	1,250,000	1,387,850
Series 2009B 07/01/25	5.000%	5,835,000	6,999,666
Water & Sewer System Series 2008 07/01/23	5.000%	3,000,000	3,523,680
City of Concord Refunding Revenue Bonds Series 2008B 12/01/19	5.000%	1,500,000	1,840,230

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
WATER & SEWER (cont.)
City of Gastonia Refunding Revenue Bonds Series 2009 05/01/17	4.000%	$1,205,000	$1,376,978
City of Greensboro Refunding Revenue Bonds Series 2006 06/01/17	5.250%	2,000,000	2,423,560
06/01/22	5.250%	1,200,000	1,561,356
06/01/23	5.250%	2,000,000	2,621,780
City of High Point Revenue Bonds Series 2008 (AGM) 11/01/24	5.000%	1,000,000	1,179,760
11/01/25	5.000%	1,000,000	1,150,990
City of Raleigh Revenue Bonds Series 2006A 03/01/16	5.000%	1,500,000	1,741,845
Series 2011 03/01/27	5.000%	800,000	952,624
City of Thomasville(a) Refunding Revenue Bonds Series 2012 05/01/24	4.000%	500,000	550,655
05/01/26	4.000%	860,000	916,975
City of Winston-Salem Refunding Revenue Bonds Series 2007A 06/01/19	5.000%	3,000,000	3,536,280
Revenue Bonds Series 2009 06/01/23	5.000%	1,000,000	1,223,980
County of Brunswick Revenue Bonds Series 2008A 04/01/20	5.000%	1,915,000	2,254,070
04/01/22	5.000%	1,390,000	1,625,007
County of Union Refunding Revenue Bonds Series 2011A 12/01/19	4.000%	500,000	582,370
12/01/20	4.000%	600,000	698,448
Total			39,322,774
Total Municipal Bonds (Cost: $198,483,189)			$215,825,163
Floating Rate Notes 0.5%
County of Forsyth Unlimited General Obligation Bonds VRDN Series 2007B (Wells Fargo Bank)(d)(e) 10/01/26	0.240%	$1,000,000	$1,000,000
Total Floating Rate Notes (Cost: $1,000,000)			$1,000,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia North Carolina Intermediate Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Shares	Value
Money Market Funds 1.5%
JPMorgan Tax Free Money Market Fund, 0.010%(f)	3,289,743	$3,289,743
Total Money Market Funds (Cost: $3,289,743)		$3,289,743
Total Investments (Cost: $202,772,932)		$220,114,906
Other Assets & Liabilities, Net		318,295
Total Net Assets		$220,433,201

Notes to Portfolio of Investments

(a)  Represents a security purchased on a when-issued or delayed delivery basis.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2012, the value of these securities amounted to $11,777,072 or 5.34% of net assets.

(c)  At April 30, 2012, the value of securities subject to alternative minimum tax was $2,208,986, representing 1.00% of net assets.

(d)  Variable rate security. The interest rate shown reflects the rate as of April 30, 2012.

(e)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(f)  The rate shown is the seven-day current annualized yield at April 30, 2012.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

VRDN  Variable Rate Demand Note

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia North Carolina Intermediate Municipal Bond Fund

April 30, 2012

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of April 30, 2012:

	Fair value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$215,825,163	$—	$215,825,163
Total Bonds	—	215,825,163	—	215,825,163
Short-Term Securities
Floating Rate Notes	—	1,000,000	—	1,000,000
Total Short-Term Securities	—	1,000,000	—	1,000,000
Other
Money Market Funds	3,289,743	—	—	3,289,743
Total Other	3,289,743	—	—	3,289,743
Total	$3,289,743	$216,825,163	$—	$220,114,906

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2012 to April 30, 2012.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia North Carolina Intermediate Municipal Bond Fund

April 30, 2012

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2012:

	Fair Value at March 31, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$210,839,959	$—	$210,839,959
Total Bonds	—	210,839,959	—	210,839,959
Short-Term Securities
Floating Rate Notes	—	1,945,000	—	1,945,000
Total Short-Term Securities	—	1,945,000	—	1,945,000
Other
Money Market Funds	6,682,926	—	—	6,682,926
Total Other	6,682,926	—	—	6,682,926
Total	$6,682,926	$212,784,959	$—	$219,467,885

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2011 to March 31, 2012.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Assets and Liabilities – Columbia North Carolina Intermediate Municipal Bond Fund

	April 30, 2012	March 31, 2012
Assets
Investments, at value
(identified cost $202,772,932 and $204,048,085)	$220,114,906	$219,467,885
Receivable for:
Investments sold	2,949,820	—
Capital shares sold	398,770	211,938
Interest	2,856,552	2,809,836
Expense reimbursement due from Investment Manager	1,999	1,245
Prepaid expense	1,140	2,280
Total assets	226,323,187	222,493,184
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	5,207,537	2,196,467
Capital shares purchased	37,761	59,743
Dividend distributions to shareholders	509,683	526,745
Investment management fees	7,217	2,398
Distribution and service fees	1,376	452
Transfer agent fees	31,113	36,238
Administration fees	1,263	420
Compensation of board members	79,883	78,025
Other expenses	14,153	32,423
Total liabilities	5,889,986	2,932,911
Net assets applicable to outstanding capital stock	$220,433,201	$219,560,273

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Assets and Liabilities (continued) – Columbia North Carolina Intermediate Municipal Bond Fund

	April 30, 2012	March 31, 2012
Represented by
Paid-in capital	$205,715,371	$206,786,564
Undistributed net investment income	737,043	720,117
Accumulated net realized loss	(3,361,187)	(3,366,208)
Unrealized appreciation (depreciation) on:
Investments	17,341,974	15,419,800
Total — representing net assets applicable to outstanding capital stock	$220,433,201	$219,560,273
Net assets applicable to outstanding shares
Class A	$33,601,181	$33,061,251
Class B	$184,652	$182,790
Class C	$8,222,238	$8,112,156
Class Z	$178,425,130	$178,204,076
Shares outstanding
Class A	3,100,615	3,077,767
Class B	17,036	17,013
Class C	758,909	755,352
Class Z	16,478,394	16,603,579
Net asset value per share
Class A(a)	$10.84	$10.74
Class B	$10.84	$10.74
Class C	$10.83	$10.74
Class Z	$10.83	$10.73

(a)  At April 30, 2012 and March 31, 2012, the maximum offering price per share for Class A is $11.20 and $11.10, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Operations – Columbia North Carolina Intermediate Municipal Bond Fund

Year ended	April 30, 2012(a)	March 31, 2012
Net investment income
Income:
Dividends	$58	$1,394
Interest	641,854	7,370,351
Total income	641,912	7,371,745
Expenses:
Investment management fees	74,667	822,262
Distribution fees
Class B	117	2,329
Class C	5,201	50,085
Service fees
Class B	39	777
Class C	1,734	16,695
Distribution and service fees — Class A	7,050	79,315
Transfer agent fees
Class A	4,434	60,504
Class B	25	769
Class C	1,091	12,338
Class Z	23,830	310,681
Administration fees	13,067	175,678
Compensation of board members	2,437	14,463
Pricing and bookkeeping fees	—	9,953
Custodian fees	229	6,665
Printing and postage fees	3,144	31,682
Registration fees	600	2,688
Professional fees	7,335	52,282
Chief compliance officer expenses	—	29
Other	1,995	18,843
Total expenses	146,995	1,668,038
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(31,781)	(405,635)
Total net expenses	115,214	1,262,403
Net investment income	526,698	6,109,342
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	5,021	187,006
Net realized gain	5,021	187,006
Net change in unrealized appreciation (depreciation) on:
Investments	1,922,174	11,583,225
Net change in unrealized appreciation	1,922,174	11,583,225
Net realized and unrealized gain	1,927,195	11,770,231
Net increase in net assets resulting from operations	$2,453,893	$17,879,573

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Changes in Net Assets – Columbia North Carolina Intermediate Municipal Bond Fund

Year ended	April 30, 2012(a)	March 31, 2012	March 31, 2011
Operations
Net investment income	$526,698	$6,109,342	$6,621,166
Net realized gain	5,021	187,006	421,138
Net change in unrealized appreciation (depreciation)	1,922,174	11,583,225	(1,571,989)
Net increase in net assets resulting from operations	2,453,893	17,879,573	5,470,315
Distributions to shareholders from:
Net investment income
Class A	(72,299)	(888,222)	(1,021,135)
Class B	(286)	(6,424)	(25,047)
Class C	(12,742)	(135,648)	(100,745)
Class Z	(424,445)	(5,095,405)	(5,474,239)
Total distributions to shareholders	(509,772)	(6,125,699)	(6,621,166)
Increase (decrease) in net assets from share transactions	(1,071,193)	9,824,155	(12,026,995)
Total increase (decrease) in net assets	872,928	21,578,029	(13,177,846)
Net assets at beginning of year	219,560,273	197,982,244	211,160,090
Net assets at end of year	$220,433,201	$219,560,273	$197,982,244
Undistributed net investment income	$737,043	$720,117	$736,474

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Statement of Changes in Net Assets (continued) – Columbia North Carolina Intermediate Municipal Bond Fund

Year ended	April 30, 2012(a)		March 31, 2012		March 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	31,546	340,406	600,962	6,350,373	744,742	7,705,255
Distributions reinvested	4,337	47,012	51,185	542,078	66,632	688,368
Redemptions	(13,035)	(140,645)	(706,718)	(7,424,714)	(952,825)	(9,935,460)
Net increase (decrease)	22,848	246,773	(54,571)	(532,263)	(141,451)	(1,541,837)
Class B shares
Subscriptions	2	27	3,067	32,564	6,350	65,743
Distributions reinvested	21	223	263	2,777	1,042	10,808
Redemptions(b)	—	—	(41,001)	(429,726)	(76,554)	(778,304)
Net increase (decrease)	23	250	(37,671)	(394,385)	(69,162)	(701,753)
Class C shares
Subscriptions	11,996	129,238	267,163	2,818,144	255,153	2,624,201
Distributions reinvested	753	8,152	7,413	78,601	4,823	49,683
Redemptions	(9,192)	(99,458)	(39,495)	(414,412)	(113,002)	(1,163,003)
Net increase	3,557	37,932	235,081	2,482,333	146,974	1,510,881
Class Z shares
Subscriptions	164,125	1,769,928	3,167,604	33,571,858	3,796,730	39,249,860
Distributions reinvested	3,476	37,640	36,972	391,733	31,553	325,530
Redemptions	(292,786)	(3,163,716)	(2,449,003)	(25,695,121)	(4,975,352)	(50,869,676)
Net increase (decrease)	(125,185)	(1,356,148)	755,573	8,268,470	(1,147,069)	(11,294,286)
Total net increase (decrease)	(98,757)	(1,071,193)	898,412	9,824,155	(1,210,708)	(12,026,995)

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights – Columbia North Carolina Intermediate Municipal Bond Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended April 30,		Year ended March 31,
	2012(a)		2012	2011		2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$10.74		$10.13	$10.17		$9.79		$10.08		$10.38
Income from investment operations:
Net investment income	0.02		0.30	0.31		0.33		0.37		0.39
Net realized and unrealized gain (loss)	0.10		0.61	(0.04)		0.38		(0.29)		(0.30)
Total from investment operations	0.12		0.91	0.27		0.71		0.08		0.09
Less distributions to shareholders from:
Net investment income	(0.02)		(0.30)	(0.31)		(0.33)		(0.37)		(0.39)
Net realized gains	—		—	—		—		—		(0.00	)(b)
Total distributions to shareholders	(0.02)		(0.30)	(0.31)		(0.33)		(0.37)		(0.39)
Net asset value, end of period	$10.84		$10.74	$10.13		$10.17		$9.79		$10.08
Total return	1.15%		9.02%	2.61%		7.34%		0.87%		0.84%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.96	%(d)	1.00%	0.94%		0.91%		0.89%		0.91%
Net expenses after fees waived or expenses reimbursed(e)	0.79	%(d)	0.79%	0.80	%(f)	0.78	%(f)	0.75	%(f)	0.75	%(f)
Net investment income	2.65	%(d)	2.80%	2.97	%(f)	3.27	%(f)	3.79	%(f)	3.73	%(f)
Supplemental data
Net assets, end of period (in thousands)	$33,601		$33,061	$31,731		$33,307		$23,236		$22,399
Portfolio turnover	1%		4%	16%		15%		20%		25%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia North Carolina Intermediate Municipal Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012	2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$10.74		$10.13	$10.17		$9.79		$10.08		$10.38
Income from investment operations:
Net investment income	0.02		0.22	0.23		0.26		0.30		0.31
Net realized and unrealized gain (loss)	0.10		0.59	(0.04)		0.38		(0.29)		(0.30)
Total from investment operations	0.12		0.81	0.19		0.64		0.01		0.01
Less distributions to shareholders from:
Net investment income	(0.02)		(0.20)	(0.23)		(0.26)		(0.30)		(0.31)
Net realized gains	—		—	—		—		—		(0.00	)(b)
Total distributions to shareholders	(0.02)		(0.20)	(0.23)		(0.26)		(0.30)		(0.31)
Net asset value, end of period	$10.84		$10.74	$10.13		$10.17		$9.79		$10.08
Total return	1.09%		8.07%	1.85%		6.55%		0.13%		0.09%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.71	%(d)	1.82%	1.69%		1.66%		1.64%		1.66%
Net expenses after fees waived or expenses reimbursed(e)	1.54	%(d)	1.55%	1.55	%(f)	1.53	%(f)	1.50	%(f)	1.50	%(f)
Net investment income	1.90	%(d)	2.08%	2.22	%(f)	2.56	%(f)	3.04	%(f)	2.99	%(f)
Supplemental data
Net assets, end of period (in thousands)	$185		$183	$554		$1,260		$1,920		$2,668
Portfolio turnover	1%		4%	16%		15%		20%		25%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia North Carolina Intermediate Municipal Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012	2011		2010		2009		2008
Class C
Per share data
Net asset value, beginning of period	$10.74		$10.13	$10.17		$9.79		$10.08		$10.38
Income from investment operations:
Net investment income	0.02		0.21	0.23		0.26		0.30		0.31
Net realized and unrealized gain (loss)	0.09		0.62	(0.04)		0.38		(0.29)		(0.30)
Total from investment operations	0.11		0.83	0.19		0.64		0.01		0.01
Less distributions to shareholders from:
Net investment income	(0.02)		(0.22)	(0.23)		(0.26)		(0.30)		(0.31)
Net realized gains	—		—	—		—		—		(0.00	)(b)
Total distributions to shareholders	(0.02)		(0.22)	(0.23)		(0.26)		(0.30)		(0.31)
Net asset value, end of period	$10.83		$10.74	$10.13		$10.17		$9.79		$10.08
Total return	0.99%		8.23%	1.84%		6.55%		0.12%		0.09%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.71	%(d)	1.74%	1.69%		1.66%		1.64%		1.66%
Net expenses after fees waived or expenses reimbursed(e)	1.54	%(d)	1.54%	1.55	%(f)	1.53	%(f)	1.50	%(f)	1.50	%(f)
Net investment income	1.90	%(d)	2.03%	2.22	%(f)	2.54	%(f)	3.04	%(f)	2.99	%(f)
Supplemental data
Net assets, end of period (in thousands)	$8,222		$8,112	$5,270		$3,797		$3,672		$3,108
Portfolio turnover	1%		4%	16%		15%		20%		25%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia North Carolina Intermediate Municipal Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012	2011		2010		2009		2008
Class Z
Per share data
Net asset value, beginning of period	$10.73		$10.12	$10.17		$9.79		$10.07		$10.38
Income from investment operations:
Net investment income	0.03		0.32	0.33		0.36		0.40		0.41
Net realized and unrealized gain (loss)	0.10		0.61	(0.05)		0.38		(0.28)		(0.31)
Total from investment operations	0.13		0.93	0.28		0.74		0.12		0.10
Less distributions to shareholders from:
Net investment income	(0.03)		(0.32)	(0.33)		(0.36)		(0.40)		(0.41)
Net realized gains	—		—	—		—		—		(0.00	)(b)
Total distributions to shareholders	(0.03)		(0.32)	(0.33)		(0.36)		(0.40)		(0.41)
Net asset value, end of period	$10.83		$10.73	$10.12		$10.17		$9.79		$10.07
Total return	1.17%		9.30%	2.76%		7.61%		1.22%		0.99%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.71	%(d)	0.74%	0.69%		0.66%		0.64%		0.66%
Net expenses after fees waived or expenses reimbursed(e)	0.54	%(d)	0.54%	0.55	%(f)	0.53	%(f)	0.50	%(f)	0.50	%(f)
Net investment income	2.90	%(d)	3.05%	3.22	%(f)	3.54	%(f)	4.03	%(f)	3.99	%(f)
Supplemental data
Net assets, end of period (in thousands)	$178,425		$178,204	$160,427		$172,795		$163,885		$154,515
Portfolio turnover	1%		4%	16%		15%		20%		25%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Notes to Financial Statements – Columbia North Carolina Intermediate Municipal Bond Fund
April 30, 2012

Note 1. Organization

Columbia North Carolina Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from March 31 to April 30. Accordingly, this report includes activity for the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair

22

Columbia North Carolina Intermediate Municipal Bond Fund, April 30, 2012

value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest in less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage

23

Columbia North Carolina Intermediate Municipal Bond Fund, April 30, 2012

of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the annualized effective management fee rate was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.15% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. For the period April 1, 2012 to April 30, 2012, the annualized effective administration fee rate was 0.07% of the Fund's average daily net assets. For the year ended March 31, 2012, the effective administration fee rate was 0.09% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period April 1, 2012 to April 30, 2012 and the period June 1, 2011 through March 31, 2012, other expenses paid to this company were $145 and $1,913, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund's expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate

24

Columbia North Carolina Intermediate Municipal Bond Fund, April 30, 2012

value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period ended April 30, 2012	Year ended March 31, 2012
Class A	0.16%	0.19%
Class B	0.16	0.25
Class C	0.16	0.19
Class Z	0.16	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, no minimum account balance fees were charged to accounts.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $4,362 for Class A shares for the period April 1, 2012 to April 30, 2012, and $46,642 for Class A and $311 for Class C for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.54

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled

25

Columbia North Carolina Intermediate Municipal Bond Fund, April 30, 2012

investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.55% of the Fund's average daily net assets on an annualized basis.

Prior to May 1, 2011, the Investment Manager was entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery did not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Effective May 1, 2011, the Investment Manager has eliminated such fee recoupment provisions.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the period April 1, 2012 to April 30, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, market discount, Trustees' deferred compensation, distributions and tax straddles. For the year ended March 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation, distributions and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities no reclassifications were made.

The tax character of distributions paid during the periods indicated was as follows:

	Period ended April 30, 2012	Year ended March 31, 2012	Year ended March 31, 2011
Ordinary income	$1,416	$14,625	$76,413
Tax-exempt Income	508,356	6,111,074	6,544,753

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2012 and March 31, 2012, the components of distributable earnings on a tax basis were as follows:

	April 30, 2012	March 31, 2012
Undistributed tax-exempt income	$1,294,650	$1,294,786
Undistributed accumulated long-term gain	—	—
Unrealized appreciation	17,341,974	15,419,800

At April 30, 2012 and March 31, 2012, the cost of investments for federal income tax purposes, and the aggregate unrealized appreciation and depreciation based on that cost was as follows:

	April 30, 2012	March 31, 2012
Aggregate unrealized appreciation	$17,412,043	$15,628,037
Aggregate unrealized depreciation	(70,069)	(208,237)
Net unrealized appreciation	17,341,974	15,419,800
Cost of investments for tax purposes	202,772,932	204,048,085

26

Columbia North Carolina Intermediate Municipal Bond Fund, April 30, 2012

The following capital loss carryforward, determined at April 30, 2012 and March 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	April 30, 2012 Amount	March 31, 2012 Amount
2016	$428,412	$—
2017	2,905,585	433,433
2018	—	2,905,585
Total	$3,333,997	$3,339,018

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the period April 1, 2012 to April 30, 2012, $5,021 of capital loss carryforward was utilized. For the year ended March 31, 2012, $187,005 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the period April 1, 2012 to April 30, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $5,207,537 and $2,004,820, respectively.

For the year ended March 31, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $20,560,723 and $8,169,588, respectively,.

Note 6. Lending of Portfolio Securities

Effective May 16, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

27

Columbia North Carolina Intermediate Municipal Bond Fund, April 30, 2012

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to May 16, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

For the period ended April 30, 2012 and the year ended March 31, 2012, the Fund did not participate in securities lending activity.

Note 7. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the period April 1, 2011 through May 16, 2011, there were no custody credits.

Note 8. Shareholder Concentration

At April 30, 2012 and March 31, 2012, one unaffiliated shareholder account owned 76.9% and 77.4% of the outstanding shares of the Fund, respectively. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period May 16, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to May 16, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the period ended April 30, 2012 and the year ended March 31, 2012.

Note 10. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal

28

Columbia North Carolina Intermediate Municipal Bond Fund, April 30, 2012

securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia North Carolina Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia North Carolina Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at April 30, 2012 and at March 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 and at March 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 8, 2012

30

Federal Income Tax Information (Unaudited) – Columbia North Carolina Intermediate Municipal Bond Fund

For the fiscal period ended April 30, 2012 and the fiscal year ended March 31, 2012, 99.72% and 99.76%, respectively, of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

31

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None

32

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

33

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None

34

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

35

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

36

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

37

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

38

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to Columbia North Carolina Intermediate Municipal Bond Fund (the "Fund"). Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the "Funds").

On an annual basis, the Fund's Board of Trustees (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee (including materials relating to the Fund's expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the "April Meeting"), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Directors analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Directors specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds' operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Directors noted the information they received concerning Columbia Management's ability to retain key portfolio management personnel. In that connection, the Independent Directors took into account their meetings with Columbia Management's Chief Investment Officer (the "CIO") and considered the CIO's successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Directors also assessed Columbia Management's significant investment in upgrading technology (such as an equity trading system) and considered management's commitments to enhance existing resources in this area.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with Ameriprise affiliates. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

39

Approval of Investment Management Services Agreement (continued)

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia North Carolina Intermediate Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

41

Columbia North Carolina Intermediate Municipal Bond Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1096 C (5/12)

Columbia Short Term Municipal Bond Fund

Annual Report for the Period Ended April 30, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	23

Statement of Operations	25

Statement of Changes in Net Assets	26

Financial Highlights	28

Notes to Financial Statements	32

Report of Independent Registered Public Accounting Firm	40

Federal Income Tax Information	41

Fund Governance	42

Approval of Investment Management Services Agreement	49

Important Information About This Report	53

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in "multiples"—an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for companies to restructure their balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, it has delayed a true reckoning with the European financial situation, as concerns about Spain and Portugal continue to cloud the outlook. These structural challenges that persist in the developed world, and slowing growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength—and as a result, attractive opportunities—both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

■  detailed up-to-date fund performance and portfolio information

■  economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Short Term Municipal Bond Fund

Summary

■  For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 2.31% without sales charge.

■  The fund's benchmark, the Barclays 1-3 Year Municipal Bond Index1, returned 2.17%.

■  The fund had more exposure than the index to bonds with longer maturities and to A rated2 securities, which accounted for the slight performance edge.

Portfolio Management

Brian M. McGreevy has managed or co-managed the fund since June 2011. From 1994 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. McGreevy was associated with the fund's previous investment adviser as an investment professional.

Paul F. Fuchs has co-managed the fund since January 2012. From 1999 until joining the Investment Manager in May 2010, Mr. Fuchs was associated with the fund's previous investment adviser as an investment professional.

1The Barclays 1-3 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one to three years.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

13-month (cumulative) return as of 04/30/2012

+2.31%

Class A shares (without sales charge)

+2.17%

Barclays 1-3 Year Municipal Bond Index

1

Performance Information – Columbia Short Term Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 05/01/02 – 04/30/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 05/01/02 – 04/30/12 ($)

Sales charge:	without	with
Class A	12,864	12,739
Class B	11,937	n/a
Class C	11,935	11,935
Class Z	13,189	n/a

Average annual total return as of 04/30/12 (%)

Share class	A		B	C		Z
Inception	11/02/93		10/12/93	05/19/94		10/07/93
Sales charge	without	with	without	without	with	without
1-month (cumulative)	0.19	–0.85	0.12	0.12	–0.88	0.21
1-year	1.97	0.91	1.21	1.12	0.21	2.22
5-year	2.83	2.63	2.07	2.07	2.07	3.09
10-year	2.55	2.45	1.79	1.78	1.78	2.81

The "with sales charge" returns include the maximum initial sales charge of 1.00% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares in the first year after purchase. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

2

Understanding Your Expenses – Columbia Short Term Municipal Bond Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2011 – April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,010.00	1,021.28	3.60	3.62	0.72
Class B	1,000.00	1,000.00	1,006.20	1,017.55	7.33	7.37	1.47
Class C	1,000.00	1,000.00	1,005.30	1,017.55	7.33	7.37	1.47
Class Z	1,000.00	1,000.00	1,011.20	1,022.53	2.35	2.36	0.47

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent six months and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Manager's Report – Columbia Short Term Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

30-day SEC yields

as of 4/30/12 (%)

Class A	0.41
Class B	(0.33)
Class C	(0.33)
Class Z	0.66

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Taxable Equivalent SEC yields

as of 4/30/12 (%)

Class A	0.63
Class B	(0.51)
Class C	(0.51)
Class Z	1.02

Taxable-equivalent SEC yields are calculated assuming a federal tax rate of 35.0%. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

The Board of Trustees for Columbia Short Term Municipal Bond Fund has approved the change of the fund's fiscal year end from March 31 to April 30. As a result, this report covers the 13-month period since the last annual report. The next report you receive will be for the six-month period from May 1, 2012 through October 31, 2012.

For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 2.31% without sales charge. The fund's benchmark, the Barclays 1-3 Year Municipal Bond Index, returned 2.17%. The fund benefited from having more exposure than the index to bonds with slightly longer maturities and a larger allocation to A rated securities. Together, these factors produced additional yield for the fund.

In June 2011, the portfolio management team changed. Brian M. McGreevy took over management of the fund. Paul Fuchs was added as co-manager on January 1, 2012.

An improving economic environment

Early in the 13-month period, Europe's debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster, housing continued to be a nagging weak spot and job growth was disappointing. However, the pace of both economic and job growth picked up as the period wore on. Consumer confidence improved as the labor market added approximately 1.2 million new jobs between November 2011 and April 2012, while the jobless rate fell to 8.1%. Household net worth also picked up as the equity markets rebounded. Headline inflation rose 2.7%, driven primarily by rising food and energy prices. Despite a modest slowdown late in the summer of 2011, manufacturing activity continued to expand throughout the period.

Municipal market generates strong returns

Against this backdrop, the U.S. municipal bond market generated strong returns, despite a host of investor concerns at the outset of the period: 1) Net outflows from municipal mutual funds. 2) The expectation that heavy new issue volume would weigh on the market, which turned out to be unfounded. Issuance dropped off almost across the board. 3) Fears of massive defaults, which were stoked by the media and were generally overblown. With these concerns in mind, 10-year municipal yields reached a high of 3.5% before the European debt crisis sent investors scurrying for the safety of the Treasury market, pushing Treasury yields down. Municipal yields followed. (Bond yields and prices move in opposite directions.)

By the summer of 2011, investors seemed to believe that default expectations were excessive and demand for municipal bonds picked up. With yields close to historical lows, buyers moved down the credit curve—to A and BBB rated bonds—to garner additional income. Over the course of the 13-month period, these credits performed the best, as yields fell and the yield spread between higher and lower quality bonds tightened in response to demand. Yet, there were more downgrades than upgrades in the overall municipal market as a lackluster economy continued to pressure issuers.

4

Portfolio Manager's Report (continued) – Columbia Short Term Municipal Bond Fund

Maturity positioning, quality figured into fund returns

The fund was "barbelled" relative to the index: it had more holdings than the index positioned in both the zero to one-year and three- to five-year range of the yield curve (a graphic depiction of yields at various maturities, from short to long) and that portion of the portfolio that was longer than the index produced the best returns. The fund's overweight in A rated securities also benefited results as lower-rated securities outperformed for the period. Industrial development, public power, transportation and education were the top-performing sectors for the period, and the fund was overweight in all four relative to the index. These holdings also had slightly longer maturities compared to index holdings in the same sectors, which also made a contribution to excess returns.

By contrast, holdings with maturities shorter than one year were poor performers. With very low short-term interest rates, these holdings contributed little to the portfolio's overall return. However, they provided valuable liquidity to the portfolio and helped reduce overall volatility.

Looking ahead

With the Federal Reserve Board expressing its intention to hold short-term interest rates at their current lows through 2014, we believe that the short end of the municipal market should be relatively stable in 2012. The new issue market has recently picked-up and is offering more opportunities to invest. Currently, the municipal yield curve is steep and is compensating investors to invest further out on the curve. The portfolio continues to have a barbelled maturity profile versus its index to provide competitive yield and limited volatility. We will continue to select opportunities by utilizing our management, credit research and trading staff. Going forward, we will continue to focus investments in the three- to five-year maturity range where we see value, sound credit fundamentals and the potential for additional income.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Quality breakdown1

as of 04/30/12 (%)

AAA rating	53.5
A rating	40.0
BBB rating	5.2
Not rated	1.3

1Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and money market funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective to opinions and not statements of fact.

5

Portfolio of Investments – Columbia Short Term Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 85.6%
Alabama 1.8%
Alabama 21st Century Authority Revenue Bonds Series 2012A
06/01/18	5.000%	$1,250,000	$1,466,363
Alabama Public School & College Authority Refunding Revenue Bonds Pool Series 2012A
03/01/17	5.000%	4,560,000	5,401,411
03/01/18	5.000%	7,510,000	9,063,894
Series 2009A
05/01/14	5.000%	9,000,000	9,816,840
Auburn University Revenue Bonds Series 2012A
06/01/16	5.000%	3,000,000	3,495,900
Chatom Industrial Development Board Refunding Revenue Bonds Powersouth Energy Series 2010B
08/01/12	4.000%	5,895,000	5,941,806
Mobile Industrial Development Board Revenue Bonds Alabama Power Company Series 2007
06/01/34	1.650%	5,000,000	4,996,700
Total			40,182,914
Alaska 0.9%
Alaska Industrial Development & Export Authority Refunding Revenue Bonds Revolving Fund Series 2010A
04/01/16	5.000%	2,500,000	2,850,275
Borough of North Slope Unlimited General Obligation Bonds Series 2010A
06/30/12	3.000%	2,500,000	2,511,650
State of Alaska Unlimited General Obligation Bonds Series 2003A (AGM)
08/01/14	5.000%	14,000,000	14,828,100
Total			20,190,025
Arizona 1.5%
Arizona School Facilities Board Certificate of Participation Series 2005A-1 (FGIC/NPFGC)
09/01/14	5.000%	10,000,000	10,814,700
Series 2008
09/01/13	5.500%	8,000,000	8,485,360
County of Pima Refunding Revenue Bonds Sewer System Series 2011A
07/01/12	5.000%	1,000,000	1,008,150
07/01/13	5.000%	1,250,000	1,314,288

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Arizona (cont.)
Phoenix Civic Improvement Corp. Revenue Bonds Senior Lien Series 2002B (NPFGC/FGIC) AMT(a)
07/01/17	5.750%	$6,000,000	$6,038,880
State of Arizona Certificate of Participation Department Administration Series 2010A (AGM)
10/01/15	5.000%	5,000,000	5,618,850
Total			33,280,228
California 11.7%
California Health Facilities Financing Authority Refunding Revenue Bonds St. Joseph Health System Series 2009C
07/01/34	5.000%	12,000,000	13,058,160
Revenue Bonds Catholic Healthcare West Series 2009C
07/01/37	5.000%	15,250,000	15,367,272
Series 2009G
07/01/28	5.000%	3,000,000	3,023,070
California Infrastructure & Economic Development Bank Revenue Bonds California Independent System Operator Series 2008A
02/01/13	5.000%	11,000,000	11,381,810
California Pollution Control Financing Authority Refunding Revenue Bonds BP West Coast Products LLC Series 2009
12/01/46	2.600%	5,000,000	5,206,800
South Dakota Gas and Electric Series 1996A (NPFGC)
06/01/14	5.900%	4,500,000	4,972,905
California State Department of Water Resources Prerefunded 05/01/12 Revenue Bonds Series 2002A
05/01/14	6.000%	8,250,000	8,333,820
Series 2002A (AMBAC)
05/01/14	5.500%	7,035,000	7,106,405
Revenue Bonds Series 2002A (AGM)
05/01/12	5.250%	4,200,000	4,200,587
California State Public Works Board Revenue Bonds Various Capital Projects Series 2011A
10/01/16	4.000%	2,000,000	2,196,820

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Short Term Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
California (cont.)
Subordinated Series 2010A-1
03/01/15	5.000%	$3,000,000	$3,313,440
03/01/16	5.000%	1,325,000	1,492,679
California Statewide Communities Development Authority Revenue Bonds Kaiser Permanente Series 2009A
04/01/13	5.000%	10,250,000	10,673,018
Proposition 1A Receivables Program Series 2009
06/15/13	5.000%	20,945,000	22,008,168
California Statewide Communities Development Authority(a) Revenue Bonds Disposal-Republic Services, Inc. Series 2003A AMT
12/01/12	4.950%	3,000,000	3,072,300
City of Los Angeles Department of Airports Refunding Revenue Bonds Ontario International Series 2006A (NPFGC) AMT(a)
05/15/14	4.750%	3,410,000	3,648,120
City of Los Angeles Wastewater System Refunding Revenue Bonds Series 2009A
06/01/12	5.000%	6,040,000	6,066,014
County of Sacramento Revenue Bonds GNMA Mortgage Series 1998A Escrowed to Maturity AMT(a)
07/01/16	8.000%	12,810,000	16,234,113
Gilroy Unified School District Unlimited General Obligation Bonds BAN Series 2010 Escrowed to Maturity
04/01/13	5.000%	730,000	761,894
Unrefunded Unlimited General Obligation Bonds BAN Series 2010
04/01/13	5.000%	8,185,000	8,530,980
Golden State Tobacco Securitization Corp. Prerefunded 06/01/13 Revenue Bonds Series 2003A-1
06/01/39	6.750%	4,250,000	4,544,228
Long Beach Community College District Unlimited General Obligation Bonds BAN Series 2010A
01/15/13	9.850%	13,875,000	14,794,496
M-S-R Public Power Agency Revenue Bonds Subordinated Lien Series 2011O
07/01/12	2.500%	1,250,000	1,254,375
07/01/14	4.000%	2,300,000	2,441,289

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
California (cont.)
Northern California Power Agency Revenue Bonds Series 2010A
07/01/15	4.000%	$1,355,000	$1,473,725
Port of Oakland Refunding Revenue Bonds Intermediate Lien Series 2007A (NPFGC) AMT(a)
11/01/13	5.000%	5,610,000	5,891,959
State of California Prerefunded 07/01/14 Unlimited General Obligation Bonds Series 2004A
07/01/15	5.000%	1,170,000	1,289,352
Unlimited General Obligation Bonds Series 2010
11/01/13	4.000%	1,650,000	1,738,803
11/01/14	4.000%	1,250,000	1,353,238
Unlimited General Obligation Bonds Various Purpose Series 2005
03/01/15	5.000%	4,000,000	4,464,280
Series 2006
03/01/14	5.000%	4,000,000	4,326,000
Series 2011
10/01/16	5.000%	20,000,000	23,256,800
Unlimited General Obligation Refunding Bonds Series 2004
12/01/15	5.000%	2,200,000	2,379,586
Series 2009B
07/01/23	5.000%	19,250,000	21,050,837
Series 2012
02/01/15	5.000%	10,000,000	11,133,600
Unrefunded Unlimited General Obligation Bonds Series 2004A
07/01/15	5.000%	1,690,000	1,841,948
Tobacco Securitization Authority of Southern California Prerefunded 06/01/12 Asset-Backed Revenue Bonds Senior Series 2002A
06/01/43	5.625%	6,270,000	6,298,967
Total			260,181,858
Colorado 1.5%
City & County of Denver Airport System(a) Revenue Bonds Series 2011A AMT
11/15/15	5.000%	1,500,000	1,681,080
Series 2011B AMT
11/15/15	5.000%	8,000,000	8,965,760
City of Colorado Springs Utilities System Refunding Revenue Bonds Series 2011A
11/15/14	4.000%	5,380,000	5,854,946

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Short Term Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Colorado (cont.)
Colorado Health Facilities Authority Revenue Bonds Catholic Health Initiatives Series 2009B
07/01/39	5.000%	$3,000,000	$3,073,800
Unrefunded Revenue Bonds Catholic Health Initiatives Series 2008D2
10/01/38	5.250%	2,185,000	2,343,129
Colorado Health Facilities Authority(b) Prerefunded 11/12/13 Revenue Bonds Catholic Health Initiatives Series 2008D2
10/01/38	5.250%	315,000	338,587
Denver Wastewater Management Division Department of Public Works Revenue Bonds Series 2012
11/01/14	5.000%	2,440,000	2,716,184
E-470 Public Highway Authority Revenue Bonds Senior Capital Appreciation Series 1997B (NPFGC)(c)
09/01/16	0.000%	4,460,000	3,986,883
Regional Transportation District Certificate of Participation Series 2010A
06/01/15	5.000%	1,420,000	1,576,086
06/01/16	5.000%	2,010,000	2,277,712
Total			32,814,167
Connecticut 1.4%
Connecticut State Development Authority Refunding Revenue Bonds Connecticut Light & Power Co. Series 2011
09/01/28	1.250%	6,000,000	6,040,500
Connecticut State Development Authority(a) Revenue Bonds Connecticut Light & Power Series 1996A AMT
05/01/31	1.550%	6,000,000	6,013,500
State of Connecticut(b) Unlimited General Obligation Bonds SIFMA Series 2011A
05/15/13	0.400%	7,000,000	7,000,000
Series 2011A
05/15/15	0.750%	11,265,000	11,265,000
Total			30,319,000
Delaware 0.4%
University of Delaware Revenue Bonds Series 2009A(b)
11/01/37	0.850%	9,500,000	9,564,980

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
District of Columbia 0.2%
Metropolitan Washington Airports Authority Refunding Revenue Bonds Series 2010B AMT(a)
10/01/12	5.000%	$3,300,000	$3,366,924
Florida 6.2%
Citizens Property Insurance Corp. Refunding Revenue Bonds Senior Secured High Risk Series 2007A (NPFGC)
03/01/13	5.000%	15,000,000	15,573,600
Citizens Property Insurance Corp.(b) Revenue Bonds High Risk Series 2010A3
06/01/13	2.000%	20,000,000	20,159,600
City of Jacksonville Refunding Revenue Bonds Better Jacksonville Series 2012
10/01/17	5.000%	2,000,000	2,308,340
Revenue Bonds Series 2010A-1
10/01/16	5.000%	5,000,000	5,789,650
City of Lakeland Energy System Refunding Revenue Bonds Series 2009(b)
10/01/12	1.000%	13,475,000	13,492,922
City of Tampa Revenue Bonds Baycare Health Systems Series 2010
11/15/16	5.000%	2,000,000	2,301,260
County of Hillsborough Solid Waste & Resource Recovery Revenue Bonds Series 2006A (AMBAC) AMT(a)
09/01/14	5.000%	3,025,000	3,255,929
County of Lee Airport Refunding Revenue Bonds Series 2010A (AGM) AMT(a)
10/01/12	5.000%	1,500,000	1,527,600
County of Miami-Dade Revenue Bonds Miami International Airport Series 2007C (AGM) AMT(a)
10/01/13	5.000%	3,500,000	3,702,440
Florida Housing Finance Corp. Revenue Bonds Homeowner Mortgage Special Program Series 2010A (GNMA/FNMA/FHLMC)
07/01/28	5.000%	3,290,000	3,549,055

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Short Term Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Florida (cont.)
Florida Ports Financing Commission Refunding Revenue Bonds State Transportation Fund Series 2011B AMT(a)
06/01/14	5.000%	$2,000,000	$2,151,280
Florida State Department of Environmental Protection Refunding Revenue Bonds Florida Forever Series 2011B
07/01/15	5.000%	15,335,000	17,277,024
JEA Refunding Revenue Bonds Issue 2 Series 2011-23
10/01/17	5.000%	3,000,000	3,573,480
Orange County Health Facilities Authority Revenue Bonds Hospital-Orlando Health, Inc. Series 2009
10/01/14	5.000%	2,000,000	2,154,780
Orlando Utilities Commission Refunding Revenue Bonds Series 2008
10/01/25	3.500%	10,500,000	10,526,250
Palm Beach County School District Refunding Certificate of Participation Series 2002E (AMBAC)
08/01/12	5.250%	7,625,000	7,714,670
State of Florida Lottery Revenue Bonds Series 2006A (AMBAC)
07/01/12	5.000%	6,150,000	6,200,368
State of Florida Unlimited General Obligation Refunding Bonds Capital Outlay Series 2009D
06/01/14	5.000%	16,460,000	18,030,613
Total			139,288,861
Georgia 2.2%
Burke County Development Authority Revenue Bonds Georgia Power Co. Plant Vogtle Project Series 1994-9T
10/01/32	1.200%	5,000,000	5,029,700
Series 1995-4T
10/01/32	1.200%	2,000,000	2,011,880
City of Atlanta Airport Refunding Revenue Bonds Series 2003D (FGIC/NPFGC) AMT(a)
01/01/15	5.250%	5,000,000	5,301,900
County of Douglas Unlimited General Obligation Bonds Sales Tax Series 2011
08/01/12	5.000%	4,000,000	4,048,800

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Georgia (cont.)
Gwinnett County School District Unlimited General Obligation Bonds Series 2007
02/01/13	5.000%	$5,485,000	$5,681,527
Sales Tax Series 2012A
10/01/16	4.000%	9,500,000	10,826,295
Municipal Electric Authority of Georgia Revenue Bonds Combined Cycle Project Series 2012A
11/01/14	4.000%	1,000,000	1,082,200
11/01/15	4.000%	1,000,000	1,103,780
Series 1998Y (AGM)
01/01/17	6.500%	100,000	110,352
Unrefunded Revenue Bonds Series 1998Y (AGM)
01/01/17	6.500%	6,200,000	7,084,740
Public Gas Partners, Inc. Revenue Bonds Series 2009A
10/01/12	5.000%	2,300,000	2,340,664
10/01/14	5.000%	3,630,000	3,938,877
Total			48,560,715
Hawaii 0.3%
State of Hawaii Airports System Refunding Revenue Bonds Series 2010B AMT(a)
07/01/15	5.000%	7,000,000	7,779,800
Idaho 0.3%
Idaho Housing & Finance Association Revenue Bonds Series 2011
08/15/13	4.000%	5,525,000	5,776,443
Illinois 7.1%
Chicago Board of Education Unlimited General Obligation Refunding Bonds Series 2010F
12/01/15	5.000%	2,000,000	2,279,800
Chicago Board of Education(c) Unlimited General Obligation Bonds Capital Appreciation-Chicago School Reform Series 1997A (AMBAC)
12/01/14	0.000%	7,085,000	6,855,021
Chicago Public Building Commission Refunding Revenue Bonds Chicago School Reform Series 1999B (NPFGC/FGIC)
12/01/15	5.250%	3,165,000	3,585,407
Chicago Transit Authority Revenue Bonds Federal Transit Administration Section 5309 Series 2008A
06/01/12	5.000%	3,650,000	3,663,863

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Short Term Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Illinois (cont.)
City of Chicago Midway Airport Revenue Bonds 2nd Lien Series 2010B
01/01/34	5.000%	$5,500,000	$5,970,085
City of Chicago Wastewater Transmission Refunding Revenue Bonds Series 1993 (NPFGC/FGIC)
01/01/13	5.375%	720,000	734,501
County of Cook Unlimited General Obligation Bonds Capital Equipment Series 2009D
11/15/14	5.000%	3,000,000	3,302,400
Unlimited General Obligation Refunding Bonds Series 2009C
11/15/12	5.000%	4,000,000	4,099,440
Illinois Finance Authority Revenue Bonds Art Institute of Chicago Series 2010A
03/01/15	5.000%	3,200,000	3,552,160
Series 2010B
07/01/15	4.000%	13,850,000	14,343,198
Northwestern Memorial Hospital Series 2009A
08/15/12	5.000%	5,130,000	5,199,460
08/15/13	5.000%	3,500,000	3,693,830
University of Chicago Series 1998
07/01/25	3.375%	5,650,000	5,921,878
Illinois Finance Authority(b) Revenue Bonds Advocate Health Care Series 2008A-3
11/01/30	5.000%	2,250,000	2,689,043
Illinois Finance Authority(d) Revenue Bonds Ascension Health Series 2012E
11/15/42	5.000%	2,750,000	3,085,637
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010
06/01/12	4.000%	3,500,000	3,509,841
06/01/15	5.000%	3,615,000	3,981,308
06/01/16	5.000%	7,280,000	8,157,022
Regional Transportation Authority Revenue Bonds Series 2006A (NPFGC)
07/01/18	5.000%	4,970,000	5,676,237
State of Illinois Unlimited General Obligation Bonds 1st Series 2002 (NPFGC)
10/01/14	5.250%	5,000,000	5,105,600
07/01/16	5.375%	4,880,000	4,918,113

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Illinois (cont.)
Unlimited General Obligation Refunding Bonds 1st Series 2002 (NPFGC)
08/01/16	5.500%	$6,700,000	$6,780,132
Series 2006
01/01/13	5.000%	7,000,000	7,198,240
Series 2010
01/01/14	5.000%	25,635,000	27,305,889
01/01/16	5.000%	10,000,000	11,059,800
Series 2010 (AGM)
01/01/16	5.000%	4,250,000	4,716,352
Total			157,384,257
Indiana 1.3%
City of Whiting Revenue Bonds BP Products North America, Inc. Series 2008
06/01/44	2.800%	13,250,000	13,811,270
Indiana Finance Authority Revenue Bonds Series 2011C 2nd Lien-CWA
10/01/16	3.000%	10,000,000	10,701,100
Indiana Finance Authority(b) Revenue Bonds Republic Services, Inc. Project Series 2010B
05/01/28	0.450%	5,000,000	5,000,000
Total			29,512,370
Iowa 2.0%
Iowa Finance Authority Revenue Bonds Genesis Health System Series 2010
07/01/15	5.000%	1,075,000	1,198,088
07/01/16	5.000%	1,150,000	1,302,594
Series 2009F
08/15/39	5.000%	5,100,000	5,167,065
Iowa Student Loan Liquidity Corp. Revenue Bonds Series 2009-1
12/01/14	3.750%	5,050,000	5,296,389
12/01/14	5.000%	5,475,000	5,962,165
Series 2009-3
12/01/24	5.250%	4,595,000	4,740,983
Iowa Student Loan Liquidity Corp.(a) Revenue Bonds Senior Series 2011A-1 AMT
12/01/15	3.500%	20,300,000	21,262,220
Total			44,929,504
Kansas 0.9%
Kansas State Department of Transportation Refunding Revenue Bonds Series 2003A
09/01/12	5.000%	8,000,000	8,128,080

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia Short Term Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Kansas (cont.)
Wyandotte County-Kansas City Unified Government Revenue Bonds Capital Appreciation Sales Tax Subordinated Lien Series 2010(c)
06/01/21	0.000%	$18,025,000	$12,166,695
Total			20,294,775
Kentucky 0.2%
Kentucky Economic Development Finance Authority Revenue Bonds Catholic Health Series 2009B
05/01/39	5.000%	2,000,000	2,199,200
Louisville Regional Airport Authority Revenue Bonds Series 2008 (AGM) AMT(a)
07/01/12	5.000%	2,935,000	2,958,245
Total			5,157,445
Louisiana 2.9%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds LCTCS Facilities Corp. Project Series 2009A
10/01/14	4.000%	1,545,000	1,654,633
Louisiana Office Facilities Corp. Refunding Revenue Bonds State Capitol Series 2010A
05/01/16	5.000%	4,505,000	5,154,981
Louisiana Offshore Terminal Authority(b) Revenue Bonds Loop LLC Project Series 2007B-1A
10/01/37	1.600%	3,350,000	3,360,486
Series 2010B-1
10/01/40	1.875%	3,500,000	3,533,390
Louisiana Public Facilities Authority Revenue Bonds Entergy Gulf States Louisiana Series 2010B
11/01/15	2.875%	2,750,000	2,824,800
Orleans Parish Parishwide School District Unlimited General Obligation Refunding Bonds Series 2010 (AGM)
09/01/15	4.000%	8,240,000	8,950,700
09/01/16	5.000%	3,785,000	4,323,643

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (cont.)
Regional Transit Authority Revenue Bonds Sales Tax Series 2010 (AGM)
12/01/15	4.000%	$1,150,000	$1,264,000
12/01/16	4.000%	1,000,000	1,116,980
State of Louisiana Gasoline & Fuels Tax Revenue Bonds 2nd Lien Series 2010A-1(b)
05/01/43	1.000%	21,250,000	21,272,737
State of Louisiana Unlimited General Obligation Refunding Bonds Series 2005A (NPFGC)
08/01/12	5.000%	10,000,000	10,121,000
Total			63,577,350
Maine 0.3%
Maine Health & Higher Educational Facilities Authority Revenue Bonds Series 2010B
07/01/15	5.000%	3,455,000	3,863,761
07/01/16	4.000%	3,555,000	3,893,223
Total			7,756,984
Maryland 0.5%
County of Montgomery Unlimited General Obligation Bonds Series 2011A
07/01/12	2.000%	10,985,000	11,019,273
Massachusetts 4.2%
Commonwealth of Massachusetts(b) Unlimited General Obligation Bonds Series 2010A
02/01/13	0.630%	14,500,000	14,516,820
02/01/14	0.780%	5,050,000	5,053,081
Unlimited General Obligation Refunding Bonds Series 2011A
02/01/14	0.730%	6,680,000	6,680,000
02/01/15	0.910%	2,000,000	2,000,000
Massachusetts Development Finance Agency Revenue Bonds Boston College Series 2010R-1
07/01/12	5.000%	1,000,000	1,008,140
Boston University Series 2009V-2
10/01/14	2.875%	4,975,000	5,236,237

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia Short Term Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (cont.)
Massachusetts Development Finance Agency(b) Revenue Bonds Partners Healthcare Series 2011K-3
07/01/38	0.900%	$8,465,000	$8,464,831
Williams College Series 2011N
07/01/41	0.750%	11,250,000	11,266,650
Massachusetts Educational Financing Authority Revenue Bonds Series 2009I
01/01/16	5.250%	12,500,000	13,934,750
Massachusetts Health & Educational Facilities Authority Revenue Bonds Caregroup Series 2008E-2
07/01/12	5.000%	2,500,000	2,518,875
Massachusetts Housing Finance Agency Revenue Bonds Construction Loan Notes Series 2012A
11/01/13	0.800%	1,800,000	1,801,494
Massachusetts Municipal Wholesale Electric Co. Revenue Bonds Project 6 Series 2012A
07/01/15	5.000%	1,500,000	1,684,455
Massachusetts Port Authority(a) Refunding Revenue Bonds Series 2010E AMT
07/01/14	5.000%	5,000,000	5,404,450
07/01/15	5.000%	4,000,000	4,431,680
Massachusetts School Building Authority Revenue Bonds Series 2005A (AGM)
08/15/12	5.000%	6,100,000	6,185,888
University of Massachusetts Building Authority Refunding Revenue Bonds Senior Series 2005-2 (AMBAC)
11/01/15	5.000%	3,000,000	3,416,610
Total			93,603,961
Michigan 2.0%
Detroit City School District Unlimited General Obligation Refunding Bonds Improvement School Building & Site Series 2012A (Qualified School Board Loan Fund)
05/01/14	4.000%	1,700,000	1,796,832

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Michigan (cont.)
Michigan State Hospital Finance Authority Revenue Bonds Ascension Health Care Group Series 1999
11/15/33	0.900%	$5,000,000	$4,990,350
Ascension Health Senior Care Group Series 2010
11/15/15	5.000%	2,000,000	2,261,260
Michigan Strategic Fund Refunding Revenue Bonds Detroit Edison Series 2009
08/01/24	3.050%	5,000,000	5,059,900
Dow Chemical Series 2003B-1
06/01/14	6.250%	12,000,000	13,216,320
State of Michigan Unlimited General Obligation Bonds Environmental Program Series 2008A
05/01/12	5.000%	3,670,000	3,670,479
Wayne County Airport Authority Refunding Revenue Bonds Detroit Metro Airport Series 2010C
12/01/14	5.000%	12,805,000	13,804,302
Total			44,799,443
Minnesota 0.9%
Dakota & Washington Counties Housing & Redevelopment Authority Revenue Bonds Single Family-Residential Series 1988 Escrowed to Maturity (GNMA) AMT(a)
03/01/13	7.950%	8,000,000	8,499,040
Minneapolis-St Paul Metropolitan Airports Commission(a) Refunding Revenue Bonds Senior Series 2009B AMT
01/01/14	5.000%	2,055,000	2,203,535
Subordinated Series 2010D AMT
01/01/16	5.000%	5,160,000	5,774,866
Minnesota Municipal Power Agency Revenue Bonds Series 2010B
10/01/13	4.000%	3,000,000	3,007,560
Total			19,485,001
Mississippi 0.4%
State of Mississippi Prerefunded 11/01/12 Unlimited General Obligation Bonds Capital Improvement Series 2002 (FGIC)
11/01/13	5.250%	7,925,000	8,124,789

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Columbia Short Term Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Missouri 0.8%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue Bonds Metrolink Cross County Project Series 2002B (AGM)
10/01/15	5.250%	$10,500,000	$11,195,205
Missouri State Board of Public Buildings Refunding Revenue Bonds Series 2011A
10/01/16	3.000%	6,195,000	6,761,595
Total			17,956,800
Nebraska 0.2%
City of Lincoln Electric System Refunding Revenue Bonds Series 2002
09/01/14	5.000%	5,000,000	5,078,700
Nevada 1.5%
City of Reno Revenue Bonds Renown Regional Medical Center Project Series 2007A
06/01/12	5.000%	815,000	817,574
06/01/13	5.000%	500,000	516,860
County of Clark Airport System Revenue Bonds Subordinated Lien Notes Series 2010-E2
07/01/12	5.000%	9,965,000	10,037,346
County of Clark Limited General Obligation Bonds Series 2002 (NPFGC) Bond Bank
06/01/16	5.250%	4,285,000	4,405,280
Refunding Revenue Bonds Las Vegas McCarran Series 2010
07/01/12	3.000%	2,000,000	2,008,080
Las Vegas Convention & Visitors Authority Refunding Revenue Bonds Series 2005 (AMBAC)
07/01/17	5.000%	13,380,000	14,870,130
Total			32,655,270
New Jersey 1.5%
New Jersey Building Authority Refunding Revenue Bonds Series 2007B
06/15/13	5.000%	8,205,000	8,612,870
New Jersey Economic Development Authority Revenue Bonds Capital Appreciation-Economic Recovery Series 1992A(c)
03/15/13	0.000%	4,500,000	4,464,405

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (cont.)
State of New Jersey Certificate of Participation Series 2004A Equipment Lease Purchase
06/15/15	5.000%	$3,000,000	$3,238,650
Unlimited General Obligation Refunding Bonds Series 2010S
02/15/13	5.000%	10,000,000	10,378,600
Tobacco Settlement Financing Corp. Prerefunded 06/01/12 Asset-Backed Revenue Bonds Series 2002
06/01/42	6.125%	6,425,000	6,457,575
Total			33,152,100
New Mexico 0.7%
Inc County of Los Alamos Revenue Bonds Series 2004A (AGM)
07/01/15	5.000%	2,555,000	2,653,827
New Mexico Educational Assistance Foundation Revenue Bonds Educational Loan Senior Series 2009C AMT(a)
09/01/14	3.900%	4,890,000	5,145,992
State of New Mexico Revenue Bonds Series 2009A
07/01/14	5.000%	7,895,000	8,687,658
Total			16,487,477
New York 9.8%
Babylon Industrial Development Agency Revenue Bonds Covanta Babylon Series 2009A
01/01/13	5.000%	1,500,000	1,540,215
01/01/14	5.000%	2,000,000	2,127,280
Buffalo & Fort Erie Public Bridge Authority Refunding Revenue Bonds Series 2005(b)
01/01/25	2.625%	9,855,000	10,116,256
City of New York Unlimited General Obligation Bonds Fiscal 2008 Series 2007A-1
08/01/12	5.000%	3,000,000	3,036,360
Series 2004H-A
03/01/15	5.000%	6,500,000	7,291,245
Series 2005G
08/01/18	5.000%	3,650,000	4,143,444
Series 2005J (FGIC)
03/01/16	5.000%	8,000,000	8,940,240
Series 2005O
06/01/14	5.000%	4,250,000	4,644,783
Series 2009E
08/01/15	5.000%	3,500,000	3,980,725

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Columbia Short Term Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
New York (cont.)
County of Monroe Unlimited General Obligation Refunding Bonds Series 2012
03/01/15	5.000%	$1,000,000	$1,094,120
Erie County Industrial Development Agency (The) Revenue Bonds Series 2012
05/01/15	5.000%	2,000,000	2,239,040
05/01/17	5.000%	3,000,000	3,524,970
Long Island Power Authority Revenue Bonds Series 2003B
06/01/13	5.250%	4,250,000	4,467,855
Metropolitan Transportation Authority Revenue Bonds Series 2003B (NPFGC/FGIC)
11/15/16	5.250%	4,500,000	4,791,825
Subordinated Series 2012B-2
11/01/16	5.000%	8,085,000	9,552,427
New York City Health & Hospital Corp. Revenue Bonds Health System Series 2010A
02/15/15	5.000%	4,500,000	4,989,645
New York City Transitional Finance Authority Revenue Bonds Future Tax Secured Subordinated Series 2009C-1
08/01/14	5.000%	6,795,000	7,490,740
Subordinated Series 2011E
11/01/12	4.000%	7,000,000	7,133,980
New York State Dormitory Authority Refunding Revenue Bonds Department of Health Series 2004 (NPFGC/FGIC)
07/01/14	5.000%	3,660,000	3,987,826
Revenue Bonds Mental Health Services Facilities Improvement Series 2009
02/15/13	5.000%	13,505,000	13,996,312
Mount Sinai School of Medicine Series 2010A
07/01/12	5.000%	1,000,000	1,007,590
07/01/15	5.000%	1,000,000	1,114,010
07/01/16	5.000%	2,645,000	3,002,842
Municipal Facilities Health-Lease NYC Series 2008-1
01/15/14	5.000%	6,300,000	6,704,145
State University Educational Facilities-Third General Resolution Series 2002B (NPFGC/FGIC)
11/15/29	5.250%	10,000,000	10,020,900

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
New York (cont.)
New York State Housing Finance Agency Refunding Revenue Bonds Consolidated Series 2011A
09/15/13	5.000%	$5,000,000	$5,312,850
New York State Thruway Authority Revenue Bonds Local Highway & Bridge Series 2012A
04/01/15	4.000%	8,500,000	9,291,010
Port Authority of New York & New Jersey(a) Revenue Bonds Consolidated 127th Series 2002 (AMBAC) AMT
12/15/16	5.500%	3,630,000	3,684,051
Consolidated 131st Series 2003 (CIFG/TCRS) AMT
12/15/16	5.000%	10,000,000	10,568,900
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2011B
06/01/14	5.000%	7,950,000	8,655,642
06/01/16	5.000%	20,000,000	23,064,800
Town of Ramapo Unlimited General Obligation Notes BANS Series 2011C
12/05/12	2.000%	8,855,000	8,897,061
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds Series 2002B
11/15/16	5.250%	10,000,000	10,267,900
United Nations Development Corp. Refunding Revenue Bonds Series 2009A
07/01/12	4.000%	3,925,000	3,950,120
07/01/13	4.500%	2,200,000	2,307,250
07/01/14	5.000%	2,000,000	2,186,640
Total			219,124,999
North Carolina 1.8%
North Carolina Eastern Municipal Power Agency Refunding Revenue Bonds Series 2003F
01/01/13	5.375%	7,000,000	7,225,330
North Carolina Municipal Power Agency No. 1 Revenue Bonds Series 2003A (AMBAC)
01/01/15	5.250%	2,000,000	2,063,400
State of North Carolina Refunding Revenue Bonds Series 2011B
11/01/16	5.000%	17,555,000	20,794,951

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Columbia Short Term Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (cont.)
Revenue Bonds Series 2011C
05/01/13	5.000%	$9,355,000	$9,798,801
Total			39,882,482
North Dakota 1.0%
County of McLean Revenue Bonds Great River Energy Series 2010C AMT(a)
07/01/38	3.500%	22,000,000	23,018,600
Ohio 2.2%
County of Franklin Refunding Revenue Bonds Ohiohealth Corp. Series 2011B
11/15/33	2.000%	5,000,000	5,015,500
Series 2003C (NPFGC)
Ohiohealth Corp.
05/15/15	5.250%	3,420,000	3,575,747
05/15/16	5.250%	4,090,000	4,270,573
County of Lorain Revenue Bonds Catholic HealthCare Partners Series 2002
10/01/16	5.500%	2,665,000	2,714,436
Ohio Air Quality Development Authority Refunding Revenue Bonds Ohio Power Co. Series 2010A
06/01/41	3.250%	6,150,000	6,294,771
Ohio Air Quality Development Authority(a) Refunding Revenue Bonds Ohio Power Co. Galvin Series 2010A AMT
12/01/27	2.875%	3,130,000	3,189,282
Ohio Housing Finance Agency Revenue Bonds Series 2010-1
11/01/28	5.000%	3,580,000	3,898,155
Ohio State Building Authority Prerefunded 04/01/13 Revenue Bonds State Facilities-Administration Building Fund Series 2003A (AGM)
04/01/15	5.000%	2,080,000	2,170,875
State of Ohio Revenue Bonds Series 2008-1
06/15/12	5.000%	2,200,000	2,213,803
Unlimited General Obligation Refunding Bonds Common Schools Series 2009C
09/15/14	5.000%	15,000,000	16,614,600
Total			49,957,742

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Oklahoma 0.3%
Oklahoma County Finance Authority Revenue Bonds Midwest City—Delaware City Public Schools Series 2012
03/01/14	2.000%	$1,750,000	$1,789,235
03/01/15	2.000%	1,500,000	1,540,935
Tulsa County Industrial Authority Revenue Bonds Jenks Public Schools Series 2009
09/01/13	4.000%	1,000,000	1,046,310
09/01/14	5.500%	1,280,000	1,424,512
Total			5,800,992
Oregon 0.7%
Oregon State Department of Administrative Services Certificate of Participation Series 2009A
05/01/14	5.000%	3,125,000	3,404,687
Refunding Certificate of Participation Series 2002B (NPFGC)
05/01/15	5.250%	6,020,000	6,020,843
05/01/16	5.250%	6,085,000	6,085,852
Total			15,511,382
Pennsylvania 1.6%
Delaware Valley Regional Financial Authority Revenue Bonds Series 2002
07/01/12	5.500%	6,000,000	6,049,500
Pennsylvania Higher Educational Facilities Authority Revenue Bonds University of Pittsburgh Medical Center Series 2010E
05/15/15	5.000%	4,250,000	4,739,855
Pennsylvania Industrial Development Authority Refunding Revenue Bonds Economic Development Series 2012(d)
07/01/15	5.000%	2,000,000	2,232,640
Pennsylvania Turnpike Commission(b) Revenue Bonds Series 2009C
12/01/12	0.870%	10,000,000	10,014,000
Series 2011B
06/01/14	0.900%	3,000,000	2,999,910
Series 2011D
12/01/13	0.600%	7,000,000	6,999,860

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Columbia Short Term Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (cont.)
Southeastern Pennsylvania Transportation Authority Revenue Bonds Series 2011 Capital Grant Receipts
06/01/13	3.000%	$750,000	$768,292
06/01/13	5.000%	800,000	836,784
06/01/14	3.000%	1,000,000	1,043,380
06/01/14	5.000%	430,000	466,387
Total			36,150,608
Rhode Island 0.3%
Rhode Island Convention Center Authority Refunding Revenue Bonds Series 2003A (AGM)
05/15/16	5.000%	5,610,000	5,834,232
South Carolina 1.0%
Greenville County School District Prerefunded 12/01/12 Revenue Bonds Building Equity Sooner Tomorrow Series 2002
12/01/16	5.875%	5,475,000	5,711,137
South Carolina State Public Service Authority Revenue Bonds Santee Cooper Series 2009E
01/01/14	5.000%	1,500,000	1,613,370
01/01/15	5.000%	8,225,000	9,184,199
South Carolina Transportation Infrastructure Bank Refunding Revenue Bonds Series 2012A
10/01/15	4.000%	6,000,000	6,597,600
Total			23,106,306
South Dakota 0.1%
South Dakota Health & Educational Facilities Authority Revenue Bonds Regional Health Series 2011
09/01/14	5.000%	1,470,000	1,613,060
Tennessee 0.5%
Knox County Health Educational & Housing Facilities Board Refunding Revenue Bonds Fort Sanders Alliance Series 1993
01/01/14	5.750%	2,000,000	2,158,940
Series 1993 (NPFGC)
01/01/15	5.250%	4,550,000	5,030,070
Memphis-Shelby County Airport Authority(a) Refunding Revenue Bonds Series 2010B AMT
07/01/15	4.000%	2,060,000	2,192,479
07/01/16	5.000%	1,000,000	1,120,260

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Tennessee (cont.)
Metropolitan Government of Nashville & Davidson County Water & Sewer Refunding Revenue Bonds Subordinated Lien Series 2012
07/01/16	5.000%	$1,250,000	$1,454,788
Total			11,956,537
Texas 3.3%
City of Dallas Refunding Revenue Bonds Series 2007 (AMBAC)
10/01/12	5.000%	5,000,000	5,099,900
City of Houston Airport System Prerefunded 07/01/12 Revenue Bonds Subordinated Lien Series 2002 (AGM)
07/01/13	5.500%	6,330,000	6,384,944
City of Houston Airport System(a) Refunding Revenue Bonds Subordinated Lien Series 2011A AMT
07/01/14	5.000%	5,000,000	5,455,350
City of Houston Limited General Obligation Refunding Bonds Series 2011A
03/01/16	5.000%	11,470,000	13,308,412
City of Lubbock Limited General Obligation Bonds Waterworks Series 2011
02/15/15	5.000%	1,250,000	1,403,625
City of San Antonio Refunding Revenue Bonds Systems Series 2011
02/01/16	5.000%	4,000,000	4,633,200
Gulf Coast Waste Disposal Authority Revenue Bonds BP Products North America Series 2007
01/01/42	2.300%	2,950,000	3,008,469
Harris County Cultural Education Facilities Finance Corp. Refunding Revenue Bonds Memorial Hermann Hospital Series 2010A
06/01/12	4.000%	1,000,000	1,003,037
Methodist Hospital System Series 2009B-1
12/01/28	5.000%	10,000,000	10,040,200
Lower Colorado River Authority Refunding Revenue Bonds Series 2010 Escrowed to Maturity
05/15/14	5.000%	5,000	5,464

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Columbia Short Term Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Texas (cont.)
05/15/14	5.000%	$5,000	$5,473
05/15/15	5.000%	5,000	5,667
05/15/15	5.000%	10,000	11,360
Unrefunded Revenue Bonds Series 2010
05/15/14	5.000%	2,220,000	2,417,913
05/15/15	5.000%	3,985,000	4,485,915
Lubbock Health Facilities Development Corp. Refunding Revenue Bonds St. Joseph Health System Series 2008A
07/01/30	3.050%	4,745,000	4,799,567
North Texas Tollway Authority Revenue Bonds 1st Tier Series 2009A
01/01/13	5.000%	1,300,000	1,337,518
State of Texas Unlimited General Obligation Refunding Bonds College Student Loan Series 2010 AMT(a)
08/01/15	5.000%	5,775,000	6,519,166
Texas Public Finance Authority Revenue Bonds Unemployment Compensation Series 2010A
07/01/12	5.000%	3,100,000	3,125,234
Total			73,050,414
Utah 1.2%
City of Riverton Revenue Bonds IHC Health Services, Inc. Series 2009
08/15/13	5.000%	1,400,000	1,483,916
Intermountain Power Agency Refunding Revenue Bonds Series 2009A
07/01/13	5.000%	10,000,000	10,540,900
State of Utah Unlimited General Obligation Bonds Series 2009C
07/01/14	5.000%	2,500,000	2,752,150
Series 2010A
07/01/12	5.000%	6,180,000	6,230,614
Utah Associated Municipal Power Systems Refunding Revenue Bonds Payson Power Project Series 2012
04/01/16	4.000%	4,690,000	5,172,320
Total			26,179,900

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Virgin Islands 0.2%
Virgin Islands Public Finance Authority Refunding Revenue Bonds Senior Lien Series 2009B(e)
10/01/12	5.000%	$4,145,000	$4,199,590
Virginia 1.1%
City of Norfolk Unlimited General Obligation Bonds BAN Series 2011A
01/01/14	3.000%	3,250,000	3,265,015
County of Pittsylvania Unlimited General Obligation Refunding Bonds Series 2010A
07/15/13	3.500%	3,000,000	3,008,370
Peninsula Ports Authority Refunding Revenue Bonds Dominion Term Association Project Series 2003(b)
10/01/33	2.375%	3,335,000	3,382,657
Roanoke Economic Development Authority Revenue Bonds Carilion Health System Series 2002A (NPFGC)
07/01/16	5.500%	1,500,000	1,513,380
07/01/17	5.500%	1,945,000	1,962,349
Virginia College Building Authority Revenue Bonds Series 2011A 21st Century College & Equipment
02/01/13	3.000%	7,690,000	7,851,875
York County Economic Development Authority Refunding Revenue Bonds Virginia Electric & Power Series 2009A
05/01/33	4.050%	3,500,000	3,684,485
Total			24,668,131
Washington 3.9%
City of Seattle Municipal Light & Power Improvement Refunding Revenue Bonds Series 2004 (AGM)
08/01/15	5.000%	6,000,000	6,600,780
Clark County Public Utility District No. 1 Refunding Revenue Bonds Series 2010
01/01/15	5.000%	2,900,000	3,195,858
Energy Northwest Refunding Revenue Bonds Project 1 Series 2012B
07/01/17	5.000%	40,220,000	48,248,716

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Columbia Short Term Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Washington (cont.)
Project No. 1 Series 2002A (NPFGC)
07/01/15	5.500%	$5,000,000	$5,043,600
Series 1992A
07/01/12	6.300%	9,000,000	9,092,700
FYI Properties Revenue Bonds Washington State Disposal Project Series 2009
06/01/13	5.000%	2,400,000	2,509,560
Port of Seattle Refunding Revenue Bonds Series 2010B AMT(a)
12/01/15	5.000%	5,500,000	6,119,850
State of Washington Unlimited General Obligation Refunding Bonds Series 2010A
01/01/14	5.000%	5,110,000	5,506,076
Washington State Housing Finance Commission Revenue Bonds Series 2010A (GNMA/FNMA/FHLMC)
10/01/28	4.700%	1,420,000	1,517,327
Total			87,834,467
West Virginia 0.5%
County of Mason Revenue Bonds Appalachian Power Co. Series 2003L
10/01/22	2.000%	8,000,000	8,032,000
West Virginia University Revenue Bonds West Virginia University Projects Series 2011C(b)
10/01/41	0.900%	4,000,000	4,000,880
Total			12,032,880
Wisconsin 0.3%
Badger Tobacco Asset Securitization Corp. Prerefunded 06/01/12 Asset-Backed Revenue Bonds Series 2002
06/01/27	6.125%	7,000,000	7,035,350
Total Municipal Bonds (Cost: $1,875,197,538)			$1,909,239,086

Issue Description	Effective Yield	Amount Payable at Maturity	Value
Floating Rate Notes 6.9%
California 1.1%
California Statewide Communities Development Authority Revenue Bonds Kaiser Permanente VRDN Series 2008A(b)(f)
04/01/32	0.210%	$25,000,000	$25,000,000
Colorado 1.1%
City & County of Denver Airport System Revenue Bonds Systems VRDN Series 2009C(b)(f)
11/15/22	0.210%	15,195,000	15,195,000
City of Colorado Springs Utilities System Refunding Revenue Bonds VRDN Series 2004 (Citibank)(b)
11/01/23	0.270%	9,800,000	9,800,000
Total			24,995,000
Florida 0.9%
Miami-Dade County Industrial Development Authority Refunding Revenue Bonds Florida Power & Light Co. VRDN Series 1993(b)(f)
06/01/21	0.180%	10,000,000	10,000,000
University Athletic Association, Inc. Revenue Bonds Remk VRDN Series 2001(b)(f)
10/01/31	0.230%	10,000,000	10,000,000
Total			20,000,000
Indiana 0.5%
Indiana Development Finance Authority Revenue Bonds PSI Energy, Inc. Projects VRDN Series 2003A AMT(a)(b)(f)
12/01/38	0.470%	12,000,000	12,000,000
Mississippi 0.4%
Mississippi Business Finance Corp. Revenue Bonds Chevron USA Inc. Project VRDN Series 2009A(b)(f)
12/01/30	0.190%	8,000,000	8,000,000
New York 0.4%
New York State Dormitory Authority Revenue Bonds Culinary Institute American VRDN Series 2006(b)(f)
07/01/36	0.230%	8,175,000	8,175,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Columbia Short Term Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Effective Yield	Amount Payable at Maturity	Value
Floating Rate Notes (continued)
Ohio 0.8%
Ohio Higher Educational Facility Commission Revenue Bonds Pooled Program VRDN Series 2006 (Fifth Third Bank)(b)(f)
09/01/36	0.400%	$17,075,000	$17,075,000
Oregon 0.2%
State of Oregon Unlimited General Obligation Bonds Veterans Welfare VRDN Series 2006(b)
06/01/41	0.190%	4,940,000	4,940,000
South Dakota 0.3%
South Dakota Health & Educational Facilities Authority Revenue Bonds Regional Health VRDN Series 2008(b)
09/01/27	0.190%	6,010,000	6,010,000
Virginia 0.3%
Albermarle County Economic Development Authority Revenue Bonds Martha Jefferson Hospital VRDN Series 2008D(b)(f)
10/01/48	0.150%	6,000,000	6,000,000
Wisconsin 0.9%
Wisconsin Health & Educational Facilities Authority(b) Revenue Bonds 16th Street Community Health Center VRDN Series 2006 (JP Morgan Chase Bank)
01/01/36	0.230%	5,370,000	5,370,000
Indian Community School of Milwaukee VRDN Series 2006 (JP Morgan Chase Bank)
01/01/36	0.230%	6,000,000	6,000,000
Wisconsin Housing & Economic Development Authority Revenue Bonds Non-Ace VRDN Series 2012A(b)(f)
05/01/55	0.250%	9,100,000	9,100,000
Total			20,470,000
Total Floating Rate Notes (Cost: $152,665,000)			$152,665,000
		Shares	Value
Money Market Funds 1.9%
JPMorgan Tax Free Money Market Fund, 0.010%(g)		42,398,489	$42,398,489
Total Money Market Funds (Cost: $42,398,489)			$42,398,489

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Short Term 4.9%
California 0.4%
Golden Empire Schools Financing Authority Refunding Revenue Bonds Kern High School District Projects Series 2010
05/01/12	4.000%	$10,000,000	$10,000,933
Massachusetts 1.8%
City of Quincy Limited General Obligation Notes Series 2012 (BAN)
01/25/13	2.000%	15,000,000	15,189,450
Town of Holyoke General Obligation Limited Notes BANS Series 2011B
11/14/12	1.500%	5,843,900	5,875,691
Town of Winchester BAN Series 2011
07/06/12	2.000%	10,000,000	10,034,000
Wachusett Regional School District Limited General Obligation Notes RAN Series 2011
06/29/12	2.000%	9,000,000	9,021,954
Total			40,121,095
New Jersey 1.1%
City of Newark Unlimited General Obligation Notes TAN Series 2012A
02/20/13	2.400%	3,500,000	3,508,295
Hudson County Improvement Authority Revenue Notes Series 2011
08/17/12	2.000%	12,375,000	12,425,861
State of New Jersey Revenue Notes Series 2011C
06/21/12	2.000%	8,300,000	8,321,439
Total			24,255,595
New York 1.4%
County of Rockland Limited General Obligation Notes Series 2012 (TAN)
03/06/13	2.500%	5,000,000	5,034,750
County of Westchester Revenue Notes Series 2012 (RAN)
06/29/12	1.250%	7,000,000	7,002,548
Erie County Fiscal Stability Authority Revenue Notes BANS Series 2011A
07/31/12	1.500%	8,000,000	8,024,320
Hannibal Central School District Unlimited General Obligation Notes BAN Series 2011
06/29/12	2.000%	11,470,000	11,498,543
Total			31,560,161

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Columbia Short Term Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Short Term (continued)
Ohio 0.2%
Cleveland Department of Public Utilities Division of Water Revenue Notes Series 2011 Subordinated Lien
07/26/12	1.000%	$4,000,000	$4,005,960
Total Municipal Short Term (Cost: $109,915,495)			$109,943,744
Total Investments (Cost: $2,180,176,522)			$2,214,246,319
Other Assets & Liabilities, Net			15,342,998
Total Net Assets			$2,229,589,317

Notes to Portfolio of Investments

(a)  At April 30, 2012, the value of securities subject to alternative minimum tax was $208,179,551, representing 9.34% of net assets.

(b)  Variable rate security. The interest rate shown reflects the rate as of April 30, 2012.

(c)  Zero coupon bond.

(d)  Represents a security purchased on a when-issued or delayed delivery basis.

(e)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2012, the value of these securities amounted to $4,199,590 or 0.19% of net assets.

(f)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(g)  The rate shown is the seven-day current annualized yield at April 30, 2012.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

BAN  Bond Anticipation Note

CIFG  IXIS Financial Guaranty

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

RAN  Revenue Anticipation Note

TAN  Tax Anticipation Note

TCRS  Transferable Custodial Receipts

VRDN  Variable Rate Demand Note

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Columbia Short Term Municipal Bond Fund

April 30, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Columbia Short Term Municipal Bond Fund

April 30, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of April 30, 2012:

	Fair Value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$1,909,239,086	$—	$1,909,239,086
Total Bonds	—	1,909,239,086	—	1,909,239,086
Short-Term Securities
Floating Rate Notes	—	152,665,000	—	152,665,000
Municipal Short Term	—	109,943,744	—	109,943,744
Total Short-Term Securities	—	262,608,744	—	262,608,744
Other
Money Market Funds	42,398,489	—	—	42,398,489
Total Other	42,398,489	—	—	42,398,489
Total	$42,398,489	$2,171,847,830	$—	$2,214,246,319

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2012 to April 30, 2012.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2012:

	Fair Value at March 31, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$1,934,082,006	$—	$1,934,082,006
Total Bonds	—	1,934,082,006	—	1,934,082,006
Short-Term Securities
Floating Rate Notes	—	145,715,000	—	145,715,000
Municipal Short Term	—	129,622,620	—	129,622,620
Tax Exempt Commercial Paper	—	27,721,000	—	27,721,000
Total Short-Term Securities	—	303,058,620	—	303,058,620
Other
Money Market Funds	87,201,167	—	—	87,201,167
Total Other	87,201,167	—	—	87,201,167
Total	$87,201,167	$2,237,140,626	$—	$2,324,341,793

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2011 to March 31, 2012.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Statement of Assets and Liabilities – Columbia Short Term Municipal Bond Fund

	April 30, 2012	March 31, 2012
Assets
Investments, at value
(identified cost $2,180,176,522 and $2,292,510,470)	$2,214,246,319	$2,324,341,793
Receivable for:
Investments sold	210,125	5,649,778
Capital shares sold	2,229,837	2,670,018
Interest	24,384,037	22,171,988
Expense reimbursement due from Investment Manager	36,574	8,695
Prepaid expense	4,562	8,589
Total assets	2,241,111,454	2,354,850,861
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	5,302,805	59,761,315
Capital shares purchased	3,196,121	1,680,017
Dividend distributions to shareholders	2,458,462	2,751,284
Investment management fees	65,051	22,329
Distribution and service fees	7,019	2,386
Transfer agent fees	327,282	316,890
Administration fees	11,556	3,963
Compensation of board members	80,568	79,279
Other expenses	73,273	99,694
Total liabilities	11,522,137	64,717,157
Net assets applicable to outstanding capital stock	$2,229,589,317	$2,290,133,704

The Accompanying Notes to Financial Statements are an integral part of this statement.

23

Statement of Assets and Liabilities (continued) – Columbia Short Term Municipal Bond Fund

	April 30, 2012	March 31, 2012
Represented by
Paid-in capital	$2,204,013,393	$2,269,136,634
Undistributed net investment income	2,260,575	2,079,010
Accumulated net realized loss	(10,754,448)	(12,913,263)
Unrealized appreciation (depreciation) on:
Investments	34,069,797	31,831,323
Total — representing net assets applicable to outstanding capital stock	$2,229,589,317	$2,290,133,704
Net assets applicable to outstanding shares
Class A	$209,557,003	$216,298,388
Class B	$243,193	$242,876
Class C	$32,952,740	$33,175,930
Class Z	$1,986,836,381	$2,040,416,510
Shares outstanding
Class A	19,863,796	20,524,094
Class B	23,050	23,044
Class C	3,123,123	3,147,507
Class Z	188,311,068	193,592,955
Net asset value per share
Class A(a)	$10.55	$10.54
Class B	$10.55	$10.54
Class C	$10.55	$10.54
Class Z	$10.55	$10.54

(a)  At April 30, 2012 and March 31, 2012, the maximum offering price per share for Class A is $10.66 and $10.65, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 1.00%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

24

Statement of Operations – Columbia Short Term Municipal Bond Fund

Year ended	April 30, 2012(a)	March 31, 2012
Net investment income
Income:
Dividends	$1,063	$19,500
Interest	3,619,607	46,562,266
Total income	3,620,670	46,581,766
Expenses:
Investment management fees	686,394	6,944,073
Distribution fees
Class B	154	1,960
Class C	20,980	272,908
Service fees
Class B	51	654
Class C	6,993	90,969
Distribution and service fees — Class A	45,085	611,151
Transfer agent fees
Class A	35,614	501,587
Class B	41	490
Class C	5,532	70,411
Class Z	338,471	3,326,536
Administration fees	121,842	1,717,276
Compensation of board members	3,619	54,431
Pricing and bookkeeping fees	—	29,401
Custodian fees	1,291	25,059
Printing and postage fees	—	83,265
Registration fees	14,000	123,123
Professional fees	8,955	60,124
Other	6,254	80,546
Total expenses	1,295,276	13,993,964
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(314,801)	(3,133,665)
Expense reductions	—	(134)
Total net expenses	980,475	10,860,165
Net investment income	2,640,195	35,721,601
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(11,682)	(1,801,444)
Net realized loss	(11,682)	(1,801,444)
Net change in unrealized appreciation (depreciation) on:
Investments	2,238,474	11,922,226
Net change in unrealized appreciation	2,238,474	11,922,226
Net realized and unrealized gain	2,226,792	10,120,782
Net increase in net assets resulting from operations	$4,866,987	$45,842,383

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

25

Statement of Changes in Net Assets – Columbia Short Term Municipal Bond Fund

Year ended	April 30, 2012(a)	March 31, 2012	March 31, 2011
Operations
Net investment income	$2,640,195	$35,721,601	$39,456,956
Net realized loss	(11,682)	(1,801,444)	(876,253)
Net change in unrealized appreciation (depreciation)	2,238,474	11,922,226	(15,352,790)
Net increase in net assets resulting from operations	4,866,987	45,842,383	23,227,913
Distributions to shareholders from:
Net investment income
Class A	(194,430)	(3,524,028)	(5,845,572)
Class B	(72)	(1,810)	(2,562)
Class C	(9,812)	(250,567)	(383,703)
Class Z	(2,254,316)	(29,939,616)	(33,225,119)
Total distributions to shareholders	(2,458,630)	(33,716,021)	(39,456,956)
Increase (decrease) in net assets from share transactions	(62,952,744)	252,510,236	(523,375,361)
Total increase (decrease) in net assets	(60,544,387)	264,636,598	(539,604,404)
Net assets at beginning of year	2,290,133,704	2,025,497,106	2,565,101,510
Net assets at end of year	$2,229,589,317	$2,290,133,704	$2,025,497,106
Undistributed net investment income	$2,260,575	$2,079,010	$73,430

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

26

Statement of Changes in Net Assets (continued) – Columbia Short Term Municipal Bond Fund

Year ended	April 30, 2012(a)		March 31, 2012		March 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	269,278	2,840,093	8,925,474	93,980,005	12,279,571	129,517,642
Distributions reinvested	10,937	115,383	174,619	1,838,867	313,484	3,303,797
Redemptions	(940,513)	(9,920,995)	(15,409,435)	(162,226,110)	(31,778,107)	(334,757,283)
Net decrease	(660,298)	(6,965,519)	(6,309,342)	(66,407,238)	(19,185,052)	(201,935,844)
Class B shares
Subscriptions	5	47	132	1,382	771	8,128
Distributions reinvested	2	23	33	351	115	1,216
Redemptions(b)	(1)	(4)	(8,166)	(85,778)	(1,233)	(12,926)
Net increase (decrease)	6	66	(8,001)	(84,045)	(347)	(3,582)
Class C shares
Subscriptions	20,684	218,200	1,095,839	11,547,931	855,755	9,024,645
Distributions reinvested	454	4,785	10,084	106,197	15,439	162,652
Redemptions	(45,522)	(480,184)	(1,835,168)	(19,319,495)	(2,542,799)	(26,774,517)
Net decrease	(24,384)	(257,199)	(729,245)	(7,665,367)	(1,671,605)	(17,587,220)
Class Z shares
Subscriptions	5,696,721	60,083,242	93,088,122	981,100,039	75,831,499	799,144,349
Distributions reinvested	19,188	202,439	251,888	2,652,894	310,136	3,266,953
Redemptions	(10,997,796)	(116,015,773)	(62,405,797)	(657,086,047)	(105,049,996)	(1,106,260,017)
Net increase (decrease)	(5,281,887)	(55,730,092)	30,934,213	326,666,886	(28,908,361)	(303,848,715)
Total net increase (decrease)	(5,966,563)	(62,952,744)	23,887,625	252,510,236	(49,765,365)	(523,375,361)

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

27

Financial Highlights – Columbia Short Term Municipal Bond Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$10.54		$10.47		$10.55		$10.46		$10.32		$10.17
Income from investment operations:
Net investment income	0.01		0.16		0.16		0.17		0.27		0.32
Net realized and unrealized gain (loss)	0.01		0.06		(0.08)		0.09		0.15		0.15
Total from investment operations	0.02		0.22		0.08		0.26		0.42		0.47
Less distributions to shareholders from:
Net investment income	(0.01)		(0.15)		(0.16)		(0.17)		(0.28)		(0.32)
Total distributions to shareholders	(0.01)		(0.15)		(0.16)		(0.17)		(0.28)		(0.32)
Proceeds from regulatory settlement	—		—		—		0.00	(b)	—		—
Net asset value, end of period	$10.55		$10.54		$10.47		$10.55		$10.46		$10.32
Total return	0.19%		2.12%		0.75%		2.53%		4.14%		4.66%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.88	%(d)	0.90%		0.78	%(e)	0.73	%(e)	0.72	%(e)	0.76	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.72	%(d)	0.73	%(g)	0.75	%(e)(g)	0.72	%(e)(g)	0.65	%(e)(g)	0.65	%(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.88	%(d)	0.90%		0.78%		0.73%		0.72%		0.76%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.72	%(d)	0.73	%(g)	0.75	%(g)	0.72	%(g)	0.65	%(g)	0.65	%(g)
Net investment income	1.17	%(d)	1.54	%(g)	1.50	%(g)	1.57	%(g)	2.60	%(g)	3.09	%(g)
Supplemental data
Net assets, end of period (in thousands)	$209,557		$216,298		$281,009		$485,404		$209,539		$31,952
Portfolio turnover	2%		39%		38%		62%		94%		73%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

28

Financial Highlights (continued) – Columbia Short Term Municipal Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$10.54		$10.47		$10.55		$10.46		$10.32		$10.17
Income from investment operations:
Net investment income	0.00	(b)	0.08		0.08		0.10		0.20		0.24
Net realized and unrealized gain (loss)	0.01		0.06		(0.08)		0.08		0.14		0.15
Total from investment operations	0.01		0.14		—		0.18		0.34		0.39
Less distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.07)		(0.08)		(0.09)		(0.20)		(0.24)
Total distributions to shareholders	(0.00	)(b)	(0.07)		(0.08)		(0.09)		(0.20)		(0.24)
Proceeds from regulatory settlement	—		—		—		0.00	(b)	—		—
Net asset value, end of period	$10.55		$10.54		$10.47		$10.55		$10.46		$10.32
Total return	0.12%		1.35%		0.00	%(c)	1.77%		3.37%		3.88%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.63	%(e)	1.63%		1.53	%(f)	1.48	%(f)	1.47	%(f)	1.51	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.47	%(e)	1.48	%(h)	1.50	%(f)(h)	1.47	%(f)(h)	1.40	%(f)(h)	1.40	%(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.63	%(e)	1.63%		1.53%		1.48%		1.47%		1.51%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.47	%(e)	1.48	%(h)	1.50	%(h)	1.47	%(h)	1.40	%(h)	1.40	%(h)
Net investment income	0.41	%(e)	0.79	%(h)	0.76	%(h)	0.91	%(h)	1.98	%(h)	2.35	%(h)
Supplemental data
Net assets, end of period (in thousands)	$243		$243		$325		$331		$458		$615
Portfolio turnover	2%		39%		38%		62%		94%		73%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  Rounds to less than 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

29

Financial Highlights (continued) – Columbia Short Term Municipal Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class C
Per share data
Net asset value, beginning of period	$10.54		$10.47		$10.55		$10.46		$10.32		$10.17
Income from investment operations:
Net investment income	0.00	(b)	0.08		0.08		0.09		0.20		0.24
Net realized and unrealized gain (loss)	0.01		0.06		(0.08)		0.09		0.14		0.15
Total from investment operations	0.01		0.14		—		0.18		0.34		0.39
Less distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.07)		(0.08)		(0.09)		(0.20)		(0.24)
Total distributions to shareholders	(0.00	)(b)	(0.07)		(0.08)		(0.09)		(0.20)		(0.24)
Proceeds from regulatory settlement	—		—		—		0.00	(b)	—		—
Net asset value, end of period	$10.55		$10.54		$10.47		$10.55		$10.46		$10.32
Total return	0.12%		1.35%		0.00	%(c)	1.76%		3.37%		3.88%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.63	%(e)	1.64%		1.53	%(f)	1.48	%(f)	1.47	%(f)	1.51	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.47	%(e)	1.48	%(h)	1.50	%(f)(h)	1.47	%(f)(h)	1.40	%(f)(h)	1.40	%(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.63	%(e)	1.64%		1.53%		1.48%		1.47%		1.51%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.47	%(e)	1.48	%(h)	1.50	%(h)	1.47	%(h)	1.40	%(h)	1.40	%(h)
Net investment income	0.42	%(e)	0.79	%(h)	0.75	%(h)	0.84	%(h)	1.92	%(h)	2.35	%(h)
Supplemental data
Net assets, end of period (in thousands)	$32,953		$33,176		$40,603		$58,529		$32,750		$14,816
Portfolio turnover	2%		39%		38%		62%		94%		73%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  Rounds to less than 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

30

Financial Highlights (continued) – Columbia Short Term Municipal Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class Z
Per share data
Net asset value, beginning of period	$10.54		$10.47		$10.55		$10.46		$10.32		$10.17
Income from investment operations:
Net investment income	0.01		0.19		0.18		0.19		0.30		0.34
Net realized and unrealized gain (loss)	0.01		0.06		(0.07)		0.10		0.15		0.15
Total from investment operations	0.02		0.25		0.11		0.29		0.45		0.49
Less distributions to shareholders from:
Net investment income	(0.01)		(0.18)		(0.19)		(0.20)		(0.31)		(0.34)
Total distributions to shareholders	(0.01)		(0.18)		(0.19)		(0.20)		(0.31)		(0.34)
Proceeds from regulatory settlement	—		—		—		0.00	(b)	—		—
Net asset value, end of period	$10.55		$10.54		$10.47		$10.55		$10.46		$10.32
Total return	0.21%		2.37%		1.00%		2.79%		4.41%		4.92%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.63	%(d)	0.63%		0.53	%(e)	0.48	%(e)	0.47	%(e)	0.51	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.47	%(d)	0.48	%(g)	0.50	%(e)(g)	0.47	%(e)(g)	0.40	%(e)(g)	0.40	%(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.63	%(d)	0.63%		0.53%		0.48%		0.47%		0.51%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.47	%(d)	0.48	%(g)	0.50	%(g)	0.47	%(g)	0.40	%(g)	0.40	%(g)
Net investment income	1.41	%(d)	1.77	%(g)	1.75	%(g)	1.83	%(g)	2.94	%(g)	3.34	%(g)
Supplemental data
Net assets, end of period (in thousands)	$1,986,836		$2,040,417		$1,703,560		$2,020,837		$1,044,788		$519,786
Portfolio turnover	2%		39%		38%		62%		94%		73%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

31

Notes to Financial Statements – Columbia Short Term Municipal Bond Fund
April 30, 2012

Note 1. Organization

Columbia Short Term Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from March 31 to April 30. Accordingly, this report includes activity for the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 1.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair

32

Columbia Short Term Municipal Bond Fund, April 30, 2012

value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of

33

Columbia Short Term Municipal Bond Fund, April 30, 2012

Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.36% to 0.24% as the Fund's net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.30% to 0.25% as the Fund's net assets increased. For the period April 1, 2012 to April 30, 2012, the annualized effective management fee rate was 0.36% of the Fund's average daily net assets. For the year ended March 31, 2012, the effective management fee rate was 0.34% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.15% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. For the period April 1, 2012 to April 30, 2012, the annualized effective administration fee rate was 0.06% of the Fund's average daily net assets. For the year ended March 31, 2012, the effective administration fee rate was 0.08% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period April 1, 2012 to April 30, 2012 and the period June 1, 2011 through March 31, 2012, other expenses paid to this company were $573 and $7,397, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund's expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

34

Columbia Short Term Municipal Bond Fund, April 30, 2012

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period ended April 30, 2012	Year ended March 31, 2012
Class A	0.20%	0.21%
Class B	0.20	0.19
Class C	0.20	0.19
Class Z	0.20	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period April 1, 2012 to April 30, 2012, no minimum account balance fees were charged to accounts. For the year ended March 31, 2012, these minimum account balance fees reduced total expenses by $120.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $3,565 for Class A and $210 for Class C shares for the period April 1, 2012 to April 30, 2012, and $41,230 for Class A and $3,560 for Class C for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed

35

Columbia Short Term Municipal Bond Fund, April 30, 2012

the following annual rates as a percentage of the class' average daily net assets:

Class A	0.72%
Class B	1.47
Class C	1.47
Class Z	0.47

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.50% of the Fund's average daily net assets on an annualized basis.

Prior to May 1, 2011, the Investment Manager was entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery did not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Effective May 1, 2011, the Investment Manager has eliminated such fee recoupment provisions.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the period April 1, 2012 to April 30, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales, Trustees' deferred compensation, distributions and expiring capital loss carryforwards. For the year ended March 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales, Trustees' deferred compensation, distributions, expiring capital loss carryforwards, and post-October losses. To the extent these differences are permanent; reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

	Period ended April 30, 2012	Year ended March 31, 2012
Undistributed net investment income	$—	$—
Accumulated net realized loss	2,170,497	397,238
Paid-in capital	(2,170,497)	(397,238)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period ended April 30, 2012	Year ended March 31, 2012	Year ended March 31, 2011
Ordinary income	$—	$282	$7,182
Tax-exempt income	2,458,629	33,715,739	39,449,774

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

36

Columbia Short Term Municipal Bond Fund, April 30, 2012

At April 30, 2012 and March 31, 2012, the components of distributable earnings on a tax basis were as follows:

	April 30, 2012	March 31, 2012
Undistributed tax-exempt income	$4,789,942	$4,901,200
Undistributed accumulated long-term gain	—	—
Unrealized appreciation	33,789,547	31,551,073

At April 30, 2012 and March 31, 2012, the cost of investments for federal income tax purposes, and the aggregate unrealized appreciation and depreciation based on that cost was as follows:

	April 30, 2012	March 31, 2012
Aggregate unrealized appreciation	$34,899,058	$32,794,389
Aggregate unrealized depreciation	(1,109,511)	(1,243,316)
Net unrealized appreciation	33,789,547	31,551,073
Cost of investments for tax purposes	2,180,456,772	2,292,790,720

The following capital loss carryforward, determined at April 30, 2012 and March 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	April 30, 2012 Amount	March 31, 2012 Amount
2013	$3,786,208	$2,170,497
2014	3,090,745	3,786,208
2015	1,181,270	3,090,745
2016	—	1,181,270
2018	602,849	—
2019	—	602,849
Year of Expiration	April 30, 2012 Amount	March 31, 2012 Amount
Unlimited short-term	$170,038	$—
Unlimited long-term	1,643,088	183,372
Total	$10,474,198	$11,014,941

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the period April 1, 2012 to April 30, 2012, $2,170,497 of capital loss carryforward expired. For the year ended March 31, 2012, $397,238 of capital loss carryforward expired.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2012, the Fund will elect to treat post-October capital losses of $1,618,072 as arising on April 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the period April 1, 2012 to April 30, 2012, the cost of purchases and proceeds from sales of securities, excluding

37

Columbia Short Term Municipal Bond Fund, April 30, 2012

short-term obligations, aggregated to $36,870,832 and $60,890,100, respectively.

For the year ended March 31, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $744,569,369 and $715,355,250, respectively.

Note 6. Lending of Portfolio Securities

Effective May 16, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to May 16, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

For the period ended April 30, 2012, and the year ended March 31, 2012, the Fund did not participate in securities lending activity.

Note 7. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the period April 1, 2011 through May 16, 2011, these credits reduced total expenses by $14.

Note 8. Shareholder Concentration

At April 30, 2012 and March 31, 2012, one unaffiliated shareholder account owned 83.3% and 83.9% of the outstanding shares of the Fund, respectively. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain

38

Columbia Short Term Municipal Bond Fund, April 30, 2012

other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period May 16, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to May 16, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the period ended April 30, 2012 and the year ended March 31, 2012.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

39

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Short Term Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short Term Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at April 30, 2012 and at March 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 and at March 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 8, 2012

40

Federal Income Tax Information (Unaudited) – Columbia Short Term Municipal Bond Fund

For the fiscal period ended April 30, 2012 and the fiscal year ended March 31, 2012, 100.00% and 100.00%, respectively, of the distributions from net investment income of the Fund qualify as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

41

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None

42

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

43

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None

44

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

45

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

46

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

47

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

48

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to Columbia Short Term Municipal Bond Fund (the "Fund"). Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the "Funds").

On an annual basis, the Fund's Board of Trustees (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee (including materials relating to the Fund's expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the "April Meeting"), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Directors analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Directors specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds' operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Directors noted the information they received concerning Columbia Management's ability to retain key portfolio management personnel. In that connection, the Independent Directors took into account their meetings with Columbia Management's Chief Investment Officer (the "CIO") and considered the CIO's successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Directors also assessed Columbia Management's significant investment in upgrading technology (such as an equity trading system) and considered management's commitments to enhance existing resources in this area.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with Ameriprise affiliates. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia

49

Approval of Investment Management Services Agreement (continued)

Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance was appropriate in light of the particular management style.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

50

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51

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52

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Short Term Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

53

Columbia Short Term Municipal Bond Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1076 C (5/12)

Columbia South Carolina Intermediate Municipal Bond Fund

Annual Report for the Period Ended April 30, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	12

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	17

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	29

Federal Income Tax Information	30

Fund Governance	31

Approval of Investment Management Services Agreement	38

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in "multiples"—an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for companies to restructure their balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, it has delayed a true reckoning with the European financial situation, as concerns about Spain and Portugal continue to cloud the outlook. These structural challenges that persist in the developed world, and slowing growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength—and as a result, attractive opportunities—both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

■  detailed up-to-date fund performance and portfolio information

■  economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia South Carolina Intermediate Municipal Bond Fund

Summary

■  For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 10.26% without sales charge.

■  The fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 11.05%.1

■  An underweight in the very longest intermediate-maturity bonds detracted from performance, as these were the best performers for the period.

Portfolio Management

Brian M. McGreevy has managed the fund since June 2011. From 1994 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. McGreevy was associated with the fund's previous investment adviser as an investment professional.

The Barclays 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

13-month (cumulative) return as of 04/30/12

+10.26%

Class A shares (without sales charge)

+11.05%

Barclays 3-15 Year Blend Municipal Bond Index

1

Performance Information – Columbia South Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 05/01/02 – 04/30/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia South Carolina Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 05/01/02 – 04/30/12 ($)

Sales charge	without	with
Class A	15,031	14,537
Class B	13,964	13,964
Class C	13,945	13,945
Class Z	15,421	n/a

Average annual total return as of 04/30/12 (%)

Share class	A		B		C		Z
Inception	05/05/92		06/08/93		06/17/92		01/06/92
Sales charge	without	with	without	with	without	with	without
1-month (cumulative)	1.18	–2.13	1.12	–1.88	1.12	0.12	1.20
1-year	8.44	4.95	7.73	4.73	7.64	6.64	8.80
5-year	4.54	3.86	3.76	3.76	3.76	3.76	4.80
10-year	4.16	3.81	3.40	3.40	3.38	3.38	4.43

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

2

Understanding Your Expenses – Columbia South Carolina Intermediate Municipal Bond Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2011 – April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,043.50	1,020.93	4.01	3.97	0.79
Class B	1,000.00	1,000.00	1,039.50	1,017.21	7.81	7.72	1.54
Class C	1,000.00	1,000.00	1,039.60	1,017.16	7.86	7.77	1.55
Class Z	1,000.00	1,000.00	1,044.60	1,022.18	2.75	2.72	0.54

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent six months and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Manager's Report – Columbia South Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

30-day SEC yields

as of 04/30/12 (%)

Class A	1.38
Class B	0.68
Class C	0.68
Class Z	1.67

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Taxable equivalent SEC yields

as of 04/30/12 (%)

Class A	2.12
Class B	1.05
Class C	1.05
Class Z	2.57

Taxable-equivalent SEC yields are calculated assuming a federal tax rate of 35.0%. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Quality breakdown(1)

as of 04/30/12 (%)

AAA rating	4.8
AA rating	62.0
A rating	23.7
BBB rating	5.9
Not rated	3.6

(1)Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and money market funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective to opinions and not statements of fact.

The Board of Trustees for Columbia South Carolina Intermediate Municipal Bond Fund has approved the change of the fund's fiscal year end from March 31 to April 30. As a result, this report covers the 13-month period since the last annual report. The next report you receive will be for the six-month period from May 1, 2012 through October 31, 2012. In June 2011, Brian McGreevy became portfolio manager of the fund.

For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 10.26% without sales charge. The fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 11.05% for the period. An underweight in the very longest intermediate-maturity bonds detracted from results, as these were the best performers for the period.

An improving economic environment

Early in the 13-month period, Europe's debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster, housing continued to be a nagging weak spot and job growth was disappointing. However, the pace of both economic and job growth picked up as the period wore on. Consumer confidence improved as the labor market added approximately 1.2 million new jobs between November 2011 and April 2012, while the jobless rate fell to 8.1%. Household net worth also picked up as the equity markets rebounded. Headline inflation rose 2.7%, driven primarily by rising food and energy prices. Despite a modest slowdown late in the summer of 2011, manufacturing activity continued to expand throughout the period.

Municipal market generates strong returns

Against this backdrop, the U.S. municipal bond market generated strong returns, despite a host of investor concerns at the outset of the period: 1) Net outflows from municipal mutual funds. 2) The expectation that heavy new issue volume would weigh on the market, which turned out to be unfounded. Issuance dropped off almost across the board. 3) Fears of massive defaults, which were stoked by the media and were generally overblown. With these concerns in mind, 10-year municipal yields reached a high of 3.5% before the European debt crisis sent investors scurrying for the safety of the Treasury market, pushing Treasury yields down. Municipal yields followed. (Bond yields and prices move in opposite directions.)

By the summer of 2011, investors seemed to believe that default expectations were excessive and demand for municipal bonds picked up. With yields close to historical lows, buyers moved down the credit curve—to A and BBB rated2 bonds—to garner additional income. Over the course of the 13-month period, these credits performed the best, as yields fell and the yield spread between higher and lower quality bonds tightened in response to demand. Yet, there were more downgrades than upgrades in the overall municipal market as a lackluster economy continued to pressure issuers.

Duration positioning, quality figured into fund returns

While the fund was generally in line with the index in terms of duration, a measure of interest rate sensitivity, it had less exposure to the longest intermediate maturities (14

2The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

4

Portfolio Manager's Report (continued) – Columbia South Carolina Intermediate Municipal Bond Fund

to 17 years), which detracted from performance as these maturities generated the best gains during the period. However, the fund had more exposure to bonds in the 10- to13-year range, which aided returns, and had less weight in three- to six-year bonds, which also was positive. The fund also benefited from having a slightly longer call structure than the index. A bond's "call" structure determines how long the bond must be held before the issuer can call it for redemption.

The fund's heavier weight in AA3 bonds was a drag on performance, as A rated bonds performed better. The electric revenue sector, which accounted for more than 12% of fund assets, was a further dag on returns, as its duration was slightly shorter than the index and its overall quality was higher than the index. Education and water & sewer bonds also underperformed, primarily due to their higher quality. Longer duration and lower quality holdings performed better during the period. By contrast, the hospital sector was positive for the fund and the index, generating 11%+ in returns for the period.

Putting cash to work

Positive cash inflows and decreasing the fund's exposure to shorter-term bonds and shorter calls allowed us to better position the fund with longer maturities. We added bonds in the 10- to 17-year range in the higher education, electric revenue and water & sewer sectors. Most of these new purchases also had longer call structures than the other securities in the fund.

South Carolina's economy gains momentum

After a weak period mid way through 2011, South Carolina's economy has registered steady gains in 2012. Employment has risen steadily and the outlook for manufacturing is generally upbeat. In particular, the auto industry is doing well. State revenues have been higher than expected. However, housing remains a drag on the South Carolina economy, with excess inventory still above historical norms. While we expect South Carolina to grow at an average pace in 2012, it could take several years for employment to return to its prerecession peak. Low business costs should help draw new investment into the state and enable above-average, long-term job growth.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

5

Portfolio of Investments – Columbia South Carolina Intermediate Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 95.6%
AIRPORT 1.6%
County of Horry Revenue Bonds Series 2010A
07/01/18	5.000%	$1,315,000	$1,503,847
07/01/20	5.000%	1,150,000	1,327,215
Total			2,831,062
FOREST PRODUCTS 0.3%
County of Georgetown Revenue Bonds International Paper Co. Project Series 1997A AMT(a)
10/01/21	5.700%	500,000	500,375
HIGHER EDUCATION 4.7%
College of Charleston Refunding Revenue Bonds Series 2012A
04/01/24	4.000%	1,300,000	1,443,195
04/01/26	4.000%	1,390,000	1,500,171
Florence-Darlington Commission for Technical Education Revenue Bonds Series 2005A (NPFGC)
03/01/18	5.000%	1,725,000	1,885,132
03/01/20	5.000%	1,905,000	2,081,841
University of South Carolina Revenue Bonds Series 2008A (AGM)
06/01/21	5.000%	1,060,000	1,235,674
Total			8,146,013
HOSPITAL 14.2%
County of Charleston Revenue Bonds Care Alliance Health Services Series 1999A (AGM)
08/15/15	5.125%	6,120,000	6,841,303
County of Greenwood Refunding Revenue Bonds Self Regional Healthcare Series 2012B
10/01/27	5.000%	1,750,000	1,913,065
Greenville Hospital System Board Refunding Revenue Bonds Series 2008A
05/01/21	5.250%	2,750,000	3,142,755
Lexington County Health Services District, Inc. Refunding Revenue Bonds Series 2007
11/01/17	5.000%	1,230,000	1,438,005
11/01/18	5.000%	1,000,000	1,172,540
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds Anmed Health Project Series 2010
02/01/17	5.000%	1,000,000	1,149,200
Palmetto Health Series 2005A (AGM)
08/01/21	5.250%	3,000,000	3,342,270

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
HOSPITAL (cont.)
Revenue Bonds Kershaw County Medical Center Project Series 2008
09/15/25	5.500%	$1,925,000	$2,044,235
Unrefunded Revenue Bonds Bon Secours Health Series 2002B
11/15/23	5.500%	2,235,000	2,249,706
Spartanburg County Regional Health Services District Revenue Bonds Series 2008A
04/15/19	5.000%	1,225,000	1,423,426
Total			24,716,505
INVESTOR OWNED 2.3%
County of Oconee Refunding Revenue Bonds Duke Power Co. Project Series 2009
02/01/17	3.600%	2,000,000	2,176,300
South Carolina Jobs-Economic Development Authority Revenue Bonds Electric & Gas Co. Project Series 2002B (AMBAC) AMT(a)
11/01/12	4.200%	1,750,000	1,781,588
Total			3,957,888
JOINT POWER AUTHORITY 6.8%
City of Easley Refunding Revenue Bonds Series 2011 (AGM)
12/01/28	5.000%	1,000,000	1,096,150
Piedmont Municipal Power Agency Refunding Revenue Bonds Series 2008A-3 (AGM)
01/01/17	5.000%	2,000,000	2,319,400
01/01/18	5.000%	3,050,000	3,575,515
South Carolina State Public Service Authority Refunding Revenue Bonds Series 2009A
01/01/28	5.000%	2,000,000	2,238,800
Revenue Bonds Santee Cooper Series 2006A (NPFGC)
01/01/30	5.000%	1,000,000	1,097,050
Series 2009B
01/01/24	5.000%	1,250,000	1,437,525
Total			11,764,440
LOCAL APPROPRIATION 19.5%
Berkeley County School District Revenue Bonds Securing Assets for Education Series 2006
12/01/20	5.000%	1,000,000	1,099,150
12/01/21	5.000%	2,000,000	2,182,680
12/01/22	5.000%	3,545,000	3,841,362

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia South Carolina Intermediate Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
LOCAL APPROPRIATION (cont.)
Charleston Educational Excellence Finance Corp. Revenue Bonds Charleston County School District Project Series 2006
12/01/19	5.000%	$2,000,000	$2,279,720
County of Charleston Refunding Certificate of Participation Charleston Public Facilities Corp. Series 2005 (NPFGC)
06/01/17	5.125%	1,470,000	1,647,414
Fort Mill School Facilities Corp. Revenue Bonds Series 2006
12/01/17	5.000%	2,900,000	3,258,527
Greenville County School District Refunding Revenue Bonds Building Equity Sooner Tomorrow Series 2006
12/01/27	5.000%	1,300,000	1,446,445
Revenue Bonds Building Equity Sooner Tomorrow Series 2003
12/01/16	5.250%	2,625,000	2,805,259
Series 2006 (AGM)
12/01/15	5.000%	500,000	573,130
Hilton Head Island Public Facilities Corp. Certificate of Participation Beach Preservation Fee Pledge Series 2006 (NPFGC)
08/01/14	5.000%	1,600,000	1,757,968
Newberry Investing in Children's Education Revenue Bonds Newberry County School District Project Series 2005
12/01/15	5.250%	1,265,000	1,401,013
Scago Educational Facilities Corp. for Colleton School District Revenue Bonds School Project Series 2006
12/01/14	5.000%	1,325,000	1,446,781
Scago Educational Facilities Corp. for Pickens School District Revenue Bonds Pickens County Project Series 2006 (AGM)
12/01/23	5.000%	5,000,000	5,478,350
12/01/24	5.000%	2,000,000	2,176,860
Sumter Two School Facilities, Inc. Refunding Revenue Bonds Sumter County School District No. 2 Series 2007
12/01/17	5.000%	1,000,000	1,170,830
Town of Hilton Head Island Revenue Bonds Series 2011A
06/01/23	5.000%	555,000	662,015
06/01/24	5.000%	580,000	685,966
Total			33,913,470

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
LOCAL GENERAL OBLIGATION 6.1%
Anderson County School District No. 4 Unlimited General Obligation Bonds Series 2006 (AGM)
03/01/19	5.250%	$1,115,000	$1,286,788
County of Charleston Unlimited General Obligation Bonds Improvement Series 2009A
08/01/23	5.000%	2,000,000	2,397,620
08/01/24	5.000%	2,000,000	2,381,580
Spartanburg County School District No. 7 Unlimited General Obligation Bonds Series 2001
03/01/18	5.000%	2,000,000	2,355,400
03/01/21	5.000%	1,940,000	2,253,989
Total			10,675,377
MUNICIPAL POWER 3.2%
City of Rock Hill Improvement Refunding Revenue Bonds Series 2003A (AGM)
01/01/19	5.375%	1,500,000	1,541,805
Refunding Revenue Bonds Series 2012A (AGM)
01/01/23	5.000%	1,560,000	1,821,550
Puerto Rico Electric Power Authority Revenue Bonds Series 2007TT(b)
07/01/20	5.000%	1,000,000	1,087,580
Town of Winnsboro Combined Utility System Refunding Revenue Bonds Series 1999 (NPFGC)
08/15/13	5.250%	1,020,000	1,076,814
Total			5,527,749
PORTS 1.0%
South Carolina State Ports Authority Revenue Bonds Series 2010
07/01/16	5.000%	500,000	577,255
07/01/23	5.250%	1,000,000	1,185,380
Total			1,762,635
REFUNDED/ESCROWED 5.5%
City of Columbia Revenue Bonds Series 2005 (AGM)
02/01/23	5.000%	2,000,000	2,247,660
02/01/27	5.000%	1,500,000	1,685,745
Lexington County Health Services District, Inc. Prerefunded 11/01/13 Revenue Bonds Series 2003
11/01/23	5.500%	2,000,000	2,155,280
Puerto Rico Highway & Transportation Authority Refunding Revenue Bonds Series 2003AA Escrowed to Maturity (NPFGC)(b)
07/01/18	5.500%	1,050,000	1,316,983

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia South Carolina Intermediate Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
REFUNDED/ESCROWED (cont.)
Town of Lexington Waterworks & Sewer System Prerefunded 10/01/14 Revenue Bonds Series 1997
04/01/19	5.450%	$2,000,000	$2,183,960
Total			9,589,628
RESOURCE RECOVERY 1.2%
Three Rivers Solid Waste Authority(c) Revenue Bonds Capital Appreciation-Landfill Gas Project Series 2007
10/01/24	0.000%	1,835,000	1,120,286
10/01/25	0.000%	1,835,000	1,059,511
Total			2,179,797
RETIREMENT COMMUNITIES 2.9%
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds 1st Mortgage-Episcopal Church Series 2007
04/01/15	5.000%	525,000	562,259
04/01/16	5.000%	600,000	649,476
1st Mortgage-Lutheran Homes Series 2007
05/01/16	5.000%	1,245,000	1,264,385
05/01/21	5.375%	1,650,000	1,663,150
1st Mortgage-Wesley Commons Series 2006
10/01/26	5.125%	1,000,000	908,830
Total			5,048,100
SINGLE FAMILY 0.6%
South Carolina State Housing Finance & Development Authority Revenue Bonds Series 2010-1 (GNMA/FNMA/FHLMC)
01/01/28	5.000%	890,000	964,724
SPECIAL NON PROPERTY TAX 3.4%
City of Greenville Improvement Refunding Bonds Series 2011 (AGM)
04/01/21	5.000%	1,290,000	1,556,694
Puerto Rico Infrastructure Financing Authority Refunding Revenue Bonds Series 2005C (FGIC)(b)
07/01/20	5.500%	1,200,000	1,352,832
Territory of Guam Revenue Bonds Series 2011A(b)
01/01/31	5.000%	400,000	439,536
Town of Hilton Head Island Revenue Bonds Series 2002 (NPFGC)
12/01/16	5.250%	1,440,000	1,479,643
Virgin Islands Public Finance Authority Revenue Bonds Senior Lien-Matching Fund Loan Note Series 2010A(b)
10/01/25	5.000%	1,060,000	1,138,239
Total			5,966,944

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
STATE GENERAL OBLIGATION 1.3%
State of South Carolina Unlimited General Obligation Bonds State Economic Development Series 2010B
04/01/23	5.000%	$1,775,000	$2,218,164
STUDENT LOAN 1.5%
South Carolina State Education Assistance Authority Revenue Bonds Student Loan Series 2009I
10/01/24	5.000%	2,475,000	2,697,948
TRANSPORTATION 3.5%
South Carolina Transportation Infrastructure Bank Refunding Revenue Bonds Series 2005A (AMBAC)
10/01/20	5.250%	4,880,000	6,018,162
TURNPIKE/BRIDGE/TOLL ROAD —%
Puerto Rico Highway & Transportation Authority Refunding Revenue Bonds Series 2003AA (NPFGC)(b)
07/01/18	5.500%	50,000	57,021
WATER & SEWER 16.0%
Anderson Regional Joint Water System Refunding Revenue Bonds Series 2011A
07/15/13	4.000%	685,000	713,722
07/15/14	4.000%	1,000,000	1,072,430
Series 2012
07/15/28	5.000%	2,000,000	2,303,780
Beaufort-Jasper Water & Sewer Authority Improvement Refunding Revenue Bonds Series 2006 (AGM)
03/01/23	5.000%	1,500,000	1,756,725
03/01/25	4.750%	3,000,000	3,351,990
City of Charleston Refunding Revenue Bonds Series 2009A
01/01/21	5.000%	2,500,000	3,007,550
City of Columbia Refunding Revenue Bonds Series 2011A
02/01/27	5.000%	2,435,000	2,868,674
Series 2012
02/01/23	4.000%	1,360,000	1,549,829
County of Berkeley Water & Sewer Refunding Revenue Bonds Series 2008A (AGM)
06/01/21	5.000%	1,000,000	1,175,300
Unrefunded Revenue Bonds Series 2003 (NPFGC)
06/01/19	5.250%	155,000	161,885
North Charleston Sewer District Refunding Revenue Bonds Series 2002 (AGM)
07/01/17	5.500%	3,040,000	3,097,608

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia South Carolina Intermediate Municipal Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
WATER & SEWER (cont.)
Renewable Water Resources Refunding Revenue Bonds Series 2005B (AGM)
03/01/19	5.250%	$1,000,000	$1,234,500
Series 2010A
01/01/20	5.000%	1,500,000	1,838,760
	Series 2012
01/01/24	5.000%	2,000,000	2,415,600
Town of Mount Pleasant Improvement Refunding Revenue Bonds Series 2002 (NPFGC/FGIC)
12/01/18	5.250%	1,270,000	1,304,201
Total			27,852,554
Total Municipal Bonds (Cost: $153,919,141)			$166,388,556

	Shares	Value
Money Market Funds 3.4%
JPMorgan Tax-Free Money Market Fund, 0.010%(d)	5,991,707	$5,991,707
Total Money Market Funds (Cost: $5,991,707)		$5,991,707
Total Investments (Cost: $159,910,848)		$172,380,263
Other Assets & Liabilities, Net		1,750,095
Total Net Assets		$174,130,358

Notes to Portfolio of Investments

(a)  At April 30, 2012, the value of securities subject to alternative minimum tax was $2,281,963, representing 1.31% of net assets.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2012, the value of these securities amounted to $5,392,191 or 3.10% of net assets.

(c)  Zero coupon bond.

(d)  The rate shown is the seven-day current annualized yield at April 30, 2012.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia South Carolina Intermediate Municipal Bond Fund

April 30, 2012

Fair Value Measurements (continued)

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of April 30, 2012:

	Fair Value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$166,388,556	$—	$166,388,556
Total Bonds	—	166,388,556	—	166,388,556
Other
Money Market Funds	5,991,707	—	—	5,991,707
Total Other	5,991,707	—	—	5,991,707
Total Investments	$5,991,707	$166,388,556	$—	$172,380,263

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2012 to April 30, 2012.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia South Carolina Intermediate Municipal Bond Fund

April 30, 2012

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2012:

	Fair Value at March 31, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$163,041,973	$—	$163,041,973
Total Bonds	—	163,041,973	—	163,041,973
Other
Money Market Funds	9,099,445	—	—	9,099,445
Total Other	9,099,445	—	—	9,099,445
Total Investments	$9,099,445	$163,041,973	$—	$172,141,418

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2012 to March 31, 2012.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Assets and Liabilities – Columbia South Carolina Intermediate Municipal Bond Fund

	April 30, 2012	March 31, 2012
Assets
Investments, at value (identified cost $159,910,848 and $161,196,325)	$172,380,263	$172,141,418
Receivable for:
Investments sold	—	56,000
Capital shares sold	297,550	174,283
Interest	2,085,313	1,936,619
Expense reimbursement due from Investment Manager	2,476	1,012
Prepaid expense	1,842	3,685
Total assets	174,767,444	174,313,017
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	—	4,008,320
Capital shares purchased	56,856	45,043
Dividend distributions to shareholders	433,290	439,989
Investment management fees	5,650	1,855
Distribution and service fees	1,665	530
Transfer agent fees	26,278	27,715
Administration fees	989	325
Compensation of board members	79,677	79,145
Other expenses	32,681	52,514
Total liabilities	637,086	4,655,436
Net assets applicable to outstanding capital stock	$174,130,358	$169,657,581

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Assets and Liabilities (continued) – Columbia South Carolina Intermediate Municipal Bond Fund

	April 30, 2012	March 31, 2012
Represented by
Paid-in capital	$161,315,761	$158,381,543
Undistributed net investment income	1,101,374	1,087,137
Accumulated net realized loss	(756,192)	(756,192)
Unrealized appreciation (depreciation) on:
Investments	12,469,415	10,945,093
Total — representing net assets applicable to outstanding capital stock	$174,130,358	$169,657,581
Net assets applicable to outstanding shares
Class A	$24,706,598	$24,747,967
Class B	$155,177	$153,671
Class C	$14,041,490	$13,092,686
Class Z	$135,227,093	$131,663,257
Shares outstanding
Class A	2,300,381	2,325,035
Class B	14,441	14,430
Class C	1,306,564	1,229,274
Class Z	12,584,707	12,363,626
Net asset value per share
Class A(a)	$10.74	$10.64
Class B	$10.75	$10.65
Class C	$10.75	$10.65
Class Z	$10.75	$10.65

(a)  At April 30, 2012 and March 31, 2012, the maximum offering price per share for Class A is $11.10 and $11.00, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Operations – Columbia South Carolina Intermediate Municipal Bond Fund

Year ended	April 30, 2012(a)	March 31, 2012
Net investment income
Income:
Dividends	$78	$1,080
Interest	542,838	6,299,825
Total income	542,916	6,300,905
Expenses:
Investment management fees	57,983	637,516
Distribution fees
Class B	98	1,395
Class C	8,608	87,833
Service fees
Class B	33	465
Class C	2,869	29,278
Distribution and service fees — Class A	5,241	52,767
Transfer agent fees
Class A	3,700	43,215
Class B	23	465
Class C	2,000	23,534
Class Z	18,491	244,447
Administration fees	10,147	135,833
Compensation of board members	1,066	17,656
Pricing and bookkeeping fees	—	8,707
Custodian fees	237	5,790
Printing and postage fees	—	42,417
Registration fees	50	1,346
Professional fees	9,783	60,549
Other	2,207	18,968
Total expenses	122,536	1,412,182
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(27,147)	(377,522)
Expense reductions	—	(60)
Total net expenses	95,389	1,034,600
Net investment income	447,527	5,266,305
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	—	109,317
Net realized gain	—	109,317
Net change in unrealized appreciation (depreciation) on:
Investments	1,524,322	8,441,009
Net change in unrealized appreciation	1,524,322	8,441,009
Net realized and unrealized gain	1,524,322	8,550,326
Net increase in net assets resulting from operations	$1,971,849	$13,816,631

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Changes in Net Assets – Columbia South Carolina Intermediate Municipal Bond Fund

Year ended	April 30, 2012(a)	March 31, 2012	March 31, 2011
Operations
Net investment income	$447,527	$5,266,305	$6,266,890
Net realized gain	—	109,317	1,946,509
Net change in unrealized appreciation (depreciation)	1,524,322	8,441,009	(3,484,580)
Net increase in net assets resulting from operations	1,971,849	13,816,631	4,728,819
Distributions to shareholders from:
Net investment income
Class A	(59,883)	(672,366)	(725,948)
Class B	(278)	(4,556)	(23,049)
Class C	(24,319)	(286,015)	(261,647)
Class Z	(348,810)	(4,335,919)	(5,256,247)
Total distributions to shareholders	(433,290)	(5,298,856)	(6,266,891)
Increase (decrease) in net assets from share transactions	2,934,218	5,247,959	(28,142,285)
Total increase (decrease) in net assets	4,472,777	13,765,734	(29,680,357)
Net assets at beginning of year	169,657,581	155,891,847	185,572,204
Net assets at end of year	$174,130,358	$169,657,581	$155,891,847
Undistributed net investment income	$1,101,374	$1,087,137	$1,123,082

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Changes in Net Assets (continued) – Columbia South Carolina Intermediate Municipal Bond Fund

Year ended	April 30, 2012(a)		March 31, 2012		March 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	57,198	611,384	705,043	7,433,042	425,661	4,369,782
Distributions reinvested	3,359	36,073	33,351	351,090	28,453	292,547
Redemptions	(85,211)	(912,345)	(250,572)	(2,639,648)	(988,465)	(10,313,460)
Net increase (decrease)	(24,654)	(264,888)	487,822	5,144,484	(534,351)	(5,651,131)
Class B shares
Subscriptions	—	—	38	400	183	1,904
Distributions reinvested	24	255	342	3,588	1,132	11,664
Redemptions(b)	(13)	(133)	(10,371)	(107,905)	(92,375)	(944,122)
Net increase (decrease)	11	122	(9,991)	(103,917)	(91,060)	(930,554)
Class C shares
Subscriptions	78,311	839,222	452,974	4,754,965	218,107	2,243,051
Distributions reinvested	1,258	13,519	13,353	140,594	10,407	107,061
Redemptions	(2,279)	(24,431)	(231,851)	(2,440,406)	(147,265)	(1,511,610)
Net increase	77,290	828,310	234,476	2,455,153	81,249	838,502
Class Z shares
Subscriptions	259,079	2,778,174	2,593,620	27,444,929	2,393,454	24,761,171
Distributions reinvested	2,912	31,303	34,037	357,402	31,046	319,327
Redemptions	(40,910)	(438,803)	(2,872,432)	(30,050,092)	(4,651,717)	(47,479,600)
Net increase (decrease)	221,081	2,370,674	(244,775)	(2,247,761)	(2,227,217)	(22,399,102)
Total net increase (decrease)	273,728	2,934,218	467,532	5,247,959	(2,771,379)	(28,142,285)

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights – Columbia South Carolina Intermediate Municipal Bond Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended April 30,		March 31,
	2012(a)		2012		2011		2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$10.64		$10.08		$10.17		$9.84		$10.01		$10.27
Income from investment operations:
Net investment income	0.03		0.33		0.35		0.34		0.37		0.39
Net realized and unrealized gain (loss)	0.10		0.56		(0.09)		0.33		(0.17)		(0.25)
Total from investment operations	0.13		0.89		0.26		0.67		0.20		0.14
Less distributions to shareholders from:
Net investment income	(0.03)		(0.33)		(0.35)		(0.34)		(0.37)		(0.38)
Net realized gains	—		—		—		—		—		(0.02)
Total distributions to shareholders	(0.03)		(0.33)		(0.35)		(0.34)		(0.37)		(0.40)
Net asset value, end of period	$10.74		$10.64		$10.08		$10.17		$9.84		$10.01
Total return	1.18%		8.97%		2.54%		6.91%		2.09%		1.39%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.99	%(c)	1.04%		0.95%		0.91%		0.88%		0.90%
Net expenses after fees waived or expenses reimbursed(d)	0.79	%(c)	0.79	%(e)	0.80	%(e)	0.78	%(e)	0.75	%(e)	0.75	%(e)
Net investment income	2.95	%(c)	3.16	%(e)	3.41	%(e)	3.39	%(e)	3.76	%(e)	3.78	%(e)
Supplemental data
Net assets, end of period (in thousands)	$24,707		$24,748		$18,513		$24,126		$23,865		$16,007
Portfolio turnover	0%		9%		15%		16%		21%		13%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia South Carolina Intermediate Municipal Bond Fund

	Year ended April 30,		March 31,
	2012(a)		2012		2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$10.65		$10.08		$10.18		$9.85		$10.01		$10.27
Income from investment operations:
Net investment income	0.02		0.25		0.27		0.27		0.30		0.31
Net realized and unrealized gain (loss)	0.10		0.58		(0.09)		0.33		(0.16)		(0.24)
Total from investment operations	0.12		0.83		0.18		0.60		0.14		0.07
Less distributions to shareholders from:
Net investment income	(0.02)		(0.26)		(0.28)		(0.27)		(0.30)		(0.31)
Net realized gains	—		—		—		—		—		(0.02)
Total distributions to shareholders	(0.02)		(0.26)		(0.28)		(0.27)		(0.30)		(0.33)
Net asset value, end of period	$10.75		$10.65		$10.08		$10.18		$9.85		$10.01
Total return	1.12%		8.25%		1.70%		6.12%		1.43%		0.64%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.74	%(c)	1.84%		1.70%		1.66%		1.63%		1.65%
Net expenses after fees waived or expenses reimbursed(d)	1.54	%(c)	1.54	%(e)	1.55	%(e)	1.53	%(e)	1.50	%(e)	1.50	%(e)
Net investment income	2.20	%(c)	2.43	%(e)	2.65	%(e)	2.64	%(e)	3.03	%(e)	3.03	%(e)
Supplemental data
Net assets, end of period (in thousands)	$155		$154		$246		$1,175		$1,978		$2,268
Portfolio turnover	0%		9%		15%		16%		21%		13%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia South Carolina Intermediate Municipal Bond Fund

	Year ended April 30,		March 31,
	2012(a)		2012		2011		2010		2009		2008
Class C
Per share data
Net asset value, beginning of period	$10.65		$10.08		$10.18		$9.85		$10.01		$10.28
Income from investment operations:
Net investment income	0.02		0.25		0.27		0.27		0.30		0.31
Net realized and unrealized gain (loss)	0.10		0.58		(0.10)		0.33		(0.16)		(0.26)
Total from investment operations	0.12		0.83		0.17		0.60		0.14		0.05
Less distributions to shareholders from:
Net investment income	(0.02)		(0.26)		(0.27)		(0.27)		(0.30)		(0.30)
Net realized gains	—		—		—		—		—		(0.02)
Total distributions to shareholders	(0.02)		(0.26)		(0.27)		(0.27)		(0.30)		(0.32)
Net asset value, end of period	$10.75		$10.65		$10.08		$10.18		$9.85		$10.01
Total return	1.12%		8.27%		1.68%		6.11%		1.43%		0.54%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.73	%(c)	1.78%		1.70%		1.66%		1.63%		1.65%
Net expenses after fees waived or expenses reimbursed(d)	1.54	%(c)	1.54	%(e)	1.55	%(e)	1.53	%(e)	1.50	%(e)	1.50	%(e)
Net investment income	2.19	%(c)	2.41	%(e)	2.65	%(e)	2.63	%(e)	3.02	%(e)	3.03	%(e)
Supplemental data
Net assets, end of period (in thousands)	$14,041		$13,093		$10,031		$9,300		$6,146		$5,697
Portfolio turnover	0%		9%		15%		16%		21%		13%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia South Carolina Intermediate Municipal Bond Fund

	Year ended April 30,		March 31,
	2012(a)		2012		2011		2010		2009		2008
Class Z
Per share data
Net asset value, beginning of period	$10.65		$10.08		$10.18		$9.84		$10.01		$10.27
Income from investment operations:
Net investment income	0.03		0.36		0.38		0.37		0.40		0.41
Net realized and unrealized gain (loss)	0.10		0.57		(0.10)		0.34		(0.17)		(0.24)
Total from investment operations	0.13		0.93		0.28		0.71		0.23		0.17
Less distributions to shareholders from:
Net investment income	(0.03)		(0.36)		(0.38)		(0.37)		(0.40)		(0.41)
Net realized gains	—		—		—		—		—		(0.02)
Total distributions to shareholders	(0.03)		(0.36)		(0.38)		(0.37)		(0.40)		(0.43)
Net asset value, end of period	$10.75		$10.65		$10.08		$10.18		$9.84		$10.01
Total return	1.20%		9.33%		2.70%		7.28%		2.34%		1.65%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.73	%(c)	0.78%		0.70%		0.66%		0.63%		0.65%
Net expenses after fees waived or expenses reimbursed(d)	0.54	%(c)	0.54	%(e)	0.55	%(e)	0.53	%(e)	0.50	%(e)	0.50	%(e)
Net investment income	3.20	%(c)	3.42	%(e)	3.65	%(e)	3.64	%(e)	4.03	%(e)	4.03	%(e)
Supplemental data
Net assets, end of period (in thousands)	$135,227		$131,663		$127,101		$150,971		$172,604		$170,987
Portfolio turnover	0%		9%		15%		16%		21%		13%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Notes to Financial Statements – Columbia South Carolina Intermediate Municipal Bond Fund
April 30, 2012

Note 1. Organization

Columbia South Carolina Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from March 31 to April 30. Accordingly, this report includes activity for the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair

21

Columbia South Carolina Intermediate Municipal Bond Fund, April 30, 2012

value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage

22

Columbia South Carolina Intermediate Municipal Bond Fund, April 30, 2012

of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the annualized effective management fee rate was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.15% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. For the period April 1, 2012 to April 30, 2012, the annualized effective administration fee rate was 0.07% of the Fund's average daily net assets. For the year ended March 31, 2012, the effective administration fee rate was 0.09% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period April 1, 2012 to April 30, 2012 and the period June 1, 2011 through March 31, 2012, other expenses paid to this company were $134 and $1,776, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund's expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays

23

Columbia South Carolina Intermediate Municipal Bond Fund, April 30, 2012

to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period ended April 30, 2012	Year ended March 31, 2012
Class A	0.18%	0.21%
Class B	0.18	0.25
Class C	0.17	0.20
Class Z	0.16	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period April 1, 2012 to April 30, 2012, no minimum account balance fees were charged to accounts. For the year ended March 31, 2012, these minimum account balance fees reduced total expenses by $60.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $6,332 for Class A shares for the period April 1, 2012 to April 30, 2012, and $57,264 for Class A and $4,957 for Class C for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.54

24

Columbia South Carolina Intermediate Municipal Bond Fund, April 30, 2012

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.55% of the Fund's average daily net assets on an annualized basis.

Prior to May 1, 2011, the Investment Manager was entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery did not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Effective May 1, 2011, the Investment Manager has eliminated such fee recoupment provisions.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the period April 1, 2012 to April 30, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation, distributions and post-October loss reversals. For the year ended March 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation, distributions, market discount reclassification and post-October loss deferrals. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

	Period ended April 30, 2012	Year ended March 31, 2012
Undistributed net investment income	$—	$(3,394)
Accumulated net realized loss	—	3,395
Paid-in capital	—	(1)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period ended April 30, 2012	Year ended March 31, 2012	Year ended March 31, 2011
Ordinary income	$1,513	$195,420	$73,588
Tax-exempt income	431,777	5,103,436	6,193,303

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

25

Columbia South Carolina Intermediate Municipal Bond Fund, April 30, 2012

At April 30, 2012 and March 31, 2012, the components of distributable earnings on a tax basis were as follows:

	April 30, 2012	March 31, 2012
Undistributed tax-exempt income	$1,608,027	$1,600,489
Unrealized appreciation	12,469,919	10,945,597

At April 30, 2012 and March 31, 2012, the cost of investments for federal income tax purposes, and the aggregate unrealized appreciation and depreciation based on that cost was as follows:

	April 30, 2012	March 31, 2012
Aggregate unrealized appreciation	$12,492,766	$11,114,113
Aggregate unrealized depreciation	(22,847)	(168,516)
Net unrealized appreciation	12,469,919	10,945,597
Cost of investments for tax purposes	159,910,344	161,195,821

The following capital loss carryforward, determined at April 30, 2012 and March 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	April 30, 2012 Amount	March 31, 2012 Amount
2017	$752,607	$—
2018	—	752,607
Unlimited Short-term	3,585	—
Total	$756,192	$752,607

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the period ended April 30, 2012, no capital loss carryforwards were utilized.

For the year ended March 31, 2012, $116,298 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2012, the Fund will elect to treat post-October capital losses of $3,585 as arising on April 1, 2012.

Note 5. Portfolio Information

For the period April 1, 2012 to April 30, 2012, the cost of purchases, excluding short-term obligations, aggregated to $1,892,275. There were no proceeds from sales of securities.

For the year ended March 31, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $19,263,235 and $13,901,155, respectively.

Note 6. Lending of Portfolio Securities

Effective May 16, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with

26

Columbia South Carolina Intermediate Municipal Bond Fund, April 30, 2012

JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses.

Prior to May 16, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

For the period ended April 30, 2012 and the year ended March 31, 2012, the Fund did not participate in securities lending activity.

Note 7. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the period April 1, 2011 through May 16, 2011, there were no custody credits.

Note 8. Shareholder Concentration

At April 30, 2012 and March 31, 2012, one unaffiliated shareholder account owned 76.0% and 76.9% respectively of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period May 16, 2011 through December 13, 2011, interest was charged to each

27

Columbia South Carolina Intermediate Municipal Bond Fund, April 30, 2012

participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to May 16, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the period ended April 30, 2012 and the year ended March 31, 2012.

Note 10. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia South Carolina Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia South Carolina Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at April 30, 2012 and at March 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 and at March 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 8, 2012

29

Federal Income Tax Information (Unaudited) – Columbia South Carolina Intermediate Municipal Bond Fund

For the fiscal period ended April 30, 2012 and the fiscal year ended March 31, 2012, 99.65% and 96.31%, respectively, of the distributions from net investment income of the Fund qualify as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

30

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None

31

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

32

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None

33

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

34

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

35

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

36

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

37

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to Columbia South Carolina Intermediate Municipal Bond Fund (the "Fund"). Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the "Funds").

On an annual basis, the Fund's Board of Trustees (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee (including materials relating to the Fund's expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the "April Meeting"), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Directors analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Directors specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds' operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Directors noted the information they received concerning Columbia Management's ability to retain key portfolio management personnel. In that connection, the Independent Directors took into account their meetings with Columbia Management's Chief Investment Officer (the "CIO") and considered the CIO's successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Directors also assessed Columbia Management's significant investment in upgrading technology (such as an equity trading system) and considered management's commitments to enhance existing resources in this area.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with Ameriprise affiliates. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia

38

Approval of Investment Management Services Agreement (continued)

Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

39

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40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia South Carolina Intermediate Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

41

Columbia South Carolina Intermediate Municipal Bond Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1101 C (5/12)

Columbia Virginia Intermediate Municipal Bond Fund

Annual Report for the Period Ended April 30, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	14

Statement of Operations	16

Statement of Changes in Net Assets	17

Financial Highlights	19

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	31

Federal Income Tax Information	32

Fund Governance	33

Approval of Investment Management Services Agreement	40

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in "multiples"—an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for companies to restructure their balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, it has delayed a true reckoning with the European financial situation, as concerns about Spain and Portugal continue to cloud the outlook. These structural challenges that persist in the developed world, and slowing growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength—and as a result, attractive opportunities—both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

■  detailed up-to-date fund performance and portfolio information

■  economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Virginia Intermediate Municipal Bond Fund

Summary

■  For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 9.01% without sales charge.

■  The fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 11.05%.1

■  The fund had more exposure than the index to shorter maturities and to bonds of higher quality, which hampered performance as longer maturities and lower quality securities were the best performers.

Portfolio Management

Brian M. McGreevy has managed the fund since June 2011. From 1994 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. McGreevy was associated with the fund's previous investment adviser as an investment professional.

1The Barclays 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

13-month (cumulative) return as of 04/30/12

+9.01%

Class A shares (without sales charge)

+11.05%

Barclays 3-15 Year Blend Municipal Bond Index

1

Performance Information – Columbia Virginia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 05/01/02 – 04/30/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Virginia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 05/01/02 – 04/30/12 ($)

Sales charge	without	with
Class A	14,978	14,487
Class B	13,913	13,913
Class C	13,909	13,909
Class Z	15,356	n/a

Average annual total return as of 04/30/12 (%)

Share class	A		B		C		Z
Inception	12/05/89		06/07/93		06/17/92		09/20/89
Sales charge	without	with	without	with	without	with	without
1-month (cumulative)	1.06	–2.21	1.08	–1.92	1.08	0.08	1.08
1-year	7.33	3.84	6.53	3.53	6.53	5.53	7.60
5-year	4.69	4.00	3.93	3.93	3.92	3.92	4.95
10-year	4.12	3.78	3.36	3.36	3.35	3.35	4.38

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

2

Understanding Your Expenses – Columbia Virginia Intermediate Municipal Bond Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2011 – April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,037.80	1,020.93	4.00	3.97	0.79
Class B	1,000.00	1,000.00	1,034.80	1,017.21	7.79	7.72	1.54
Class C	1,000.00	1,000.00	1,033.90	1,017.21	7.79	7.72	1.54
Class Z	1,000.00	1,000.00	1,039.10	1,022.18	2.74	2.72	0.54

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent six months and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Manager's Report – Columbia Virginia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

30-day SEC yields

as of 04/30/12 (%)

Class A	1.20
Class B	0.50
Class C	0.51
Class Z	1.49

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Taxable-equivalent SEC yields

as of 04/30/12 (%)

Class A	1.85
Class B	0.77
Class C	0.78
Class Z	2.29

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

Quality breakdown1

as of 04/30/12 (%)

AAA rating	18.6
AA rating	52.0
A rating	12.7
BBB rating	12.9
Not rated	3.8

1Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and money market funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective to opinions and not statements of fact.

The Board of Trustees for Columbia Virginia Intermediate Municipal Bond Fund has approved the change of the fund's fiscal year end from March 31 to April 30. As a result, this report covers the 13-month period since the last annual report. The next report you receive will be for the six-month period from May 1, 2012 through October 31, 2012. In June 2011, Brian McGreevy became portfolio manager of the fund.

For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 9.01% without sales charge. The fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 11.05% for the period. The fund had more exposure than the index to bonds with shorter maturities and higher quality, which hampered performance as longer maturities and lower quality securities were the best performers.

An improving economic environment

Early in the 13-month period, Europe's debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster, housing continued to be a nagging weak spot and job growth was disappointing. However, the pace of both economic and job growth picked up as the period wore on. Consumer confidence improved as the labor market added approximately 1.2 million new jobs between November 2011 and April 2012, while the jobless rate fell to 8.1%. Household net worth also picked up as the equity markets rebounded. Headline inflation rose 2.7%, driven primarily by rising food and energy prices. Despite a modest slowdown late in the summer of 2011, manufacturing activity continued to expand throughout the period.

Municipal market generates strong returns

Against this backdrop, the U.S. municipal bond market generated strong returns, despite a host of investor concerns at the outset of the period: 1) Net outflows from municipal mutual funds. 2) The expectation that heavy new issue volume would weigh on the market, which turned out to be unfounded. Issuance dropped off almost across the board. 3) Fears of massive defaults, which were stoked by the media and were generally overblown. With these concerns in mind, 10-year municipal yields reached a high of 3.5% before the European debt crisis sent investors scurrying for the safety of the Treasury market, pushing Treasury yields down. Municipal yields followed. (Bond yields and prices move in opposite directions.)

By the summer of 2011, investors seemed to believe that default expectations were excessive and demand for municipal bonds picked up. With yields close to historical lows, buyers moved down the credit curve—to A and BBB rated2 bonds—to garner additional income. Over the course of the 13-month period, these credits performed the best, as yields fell and the yield spread between higher and lower quality bonds tightened in response to demand. Yet, there were more downgrades than upgrades in the overall municipal market as a lackluster economy continued to pressure issuers.

2The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

4

Portfolio Manager's Report (continued) – Columbia Virginia Intermediate Municipal Bond Fund

Duration positioning, quality figured into fund returns

The fund had more exposure to bonds with maturities of less than two years and held more cash than it is accustomed to doing, which detracted performance. The higher quality orientation of the portfolio was an even bigger drag on returns. Local general obligation bonds, which are very high quality bonds, accounted for approximately 18% of the fund's assets. The weight of bonds rated AAA and AA1 was more than eight percentage points higher than the index, and bonds rated A and BBB outperformed these higher quality bonds as the yield spread between higher and lower quality bonds tightened. Lower quality bonds also offered more yield, which further enhanced total return for the sector.

With a limited supply of lower-rated bonds available in the new issue or secondary market during the period, our ability to add to A rated holdings was limited. However, we added BBB rated bonds in the electric revenue sector, several higher quality names in the 10- to 15-year range and, near the end of the period, some exposure to the A rated health care sector.

Pace of recovery set to pick up in Virginia

With the unemployment rate down to nearly 6% and house prices rising, we believe Virginia is positioned to recover at a moderately accelerating pace over the next few years. National and international growth should support growth while federal deficit reduction is likely to restrain it. Longer term, Virginia remains a desirable place to do business, which is positive for investment, for job growth—and for the Virginia municipal bond market.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

5

Portfolio of Investments – Columbia Virginia Intermediate Municipal Bond Fund

April 30, 2012

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 96.1%
AIRPORT 3.8%
Metropolitan Washington Airports Authority Refunding Revenue Bonds Series 2010F-1
10/01/21	5.000%	$1,000,000	$1,230,330
Revenue Bonds
Series 2009B
10/01/21	5.000%	3,000,000	3,556,290
Series 2009C 10/01/23	5.000%	3,000,000	3,424,620
Series 2010A 10/01/23	5.000%	2,475,000	2,923,148
10/01/27	5.000%	1,515,000	1,714,844
Norfolk Airport Authority Refunding Revenue Bonds Series 2011 (AGM)
07/01/24	5.000%	1,000,000	1,138,610
Total			13,987,842
HIGHER EDUCATION 4.7%
Amherst Industrial Development Authority Refunding Revenue Bonds Educational Facilities Sweet Briar Institute Series 2006
09/01/26	5.000%	1,000,000	1,033,760
Lexington Industrial Development Authority Revenue Bonds VMI Development Board, Inc. Project Series 2006A
12/01/20	5.000%	1,400,000	1,769,152
Virginia College Building Authority Refunding Revenue Bonds University of Richmond Project Series 2011A
03/01/22	5.000%	1,245,000	1,539,741
Series 2011B 03/01/21	5.000%	2,250,000	2,819,835
Revenue Bonds
Liberty University Projects
Series 2010 03/01/19	5.000%	1,000,000	1,221,420
03/01/22	5.000%	1,455,000	1,726,460
03/01/23	5.000%	2,000,000	2,343,960
Roanoke College
Series 2007 04/01/23	5.000%	1,000,000	1,091,920
Washington & Lee University Project
Series 1998 (NPFGC) 01/01/26	5.250%	3,115,000	3,867,615
Total			17,413,863
HOSPITAL 7.2%
Augusta County Industrial Development Authority Refunding Revenue Bonds Augusta Health Care, Inc. Series 2003
09/01/19	5.250%	905,000	1,062,226

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
HOSPITAL (cont.)
Chesapeake Hospital Authority Refunding Revenue Bonds Chesapeake General Hospital Series 2004A
07/01/18	5.250%	$1,500,000	$1,613,655
Fairfax County Industrial Development Authority Refunding Revenue Bonds Inova Health System Project Series 1993
08/15/19	5.250%	1,000,000	1,166,800
Series 1993I (NPFGC) 08/15/19	5.250%	1,000,000	1,157,870
Revenue Bonds
Health Care-Inova Health
Series 2009C 05/15/25	5.000%	1,000,000	1,133,550
Fredericksburg Economic Development Authority Refunding Revenue Bonds MediCorp Health Systems Obligation Series 2007
06/15/18	5.250%	2,000,000	2,306,080
06/15/20	5.250%	6,495,000	7,578,756
Roanoke Economic Development Authority Refunding Revenue Bonds Carolina Clinic Obligation Series 2010
07/01/25	5.000%	3,500,000	3,884,510
Revenue Bonds
Carilion Clinic Obligation Group
Series 2012 07/01/22	5.000%	2,000,000	2,351,140
07/01/23	5.000%	1,000,000	1,160,810
Virginia Small Business Financing Authority Refunding Revenue Bonds Sentara Healthcare Series 2010
11/01/16	4.000%	1,000,000	1,113,080
Revenue Bonds
Wellmont Health System Project
Series 2007A 09/01/22	5.125%	710,000	752,096
Winchester Industrial Development Authority Revenue Bonds Valley Health System Series 2007
01/01/26	5.000%	1,250,000	1,348,512
Total			26,629,085
INVESTOR OWNED 1.3%
Chesterfield County Economic Development Authority Refunding Revenue Bonds Virginia Electric & Power Series 2009A
05/01/23	5.000%	2,000,000	2,275,320

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Virginia Intermediate Municipal Bond Fund

April 30, 2012

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
INVESTOR OWNED (cont.)
Louisa Industrial Development Authority Revenue Bonds Virginia Electric & Power Co. Project Series 2008A
11/01/35	5.375%	$1,000,000	$1,062,460
York County Economic Development Authority Refunding Revenue Bonds Virginia Electric & Power Series 2009A
05/01/33	4.050%	1,300,000	1,368,523
Total			4,706,303
LOCAL APPROPRIATION 9.7%
Appomattox County Economic Development Authority Refunding Revenue Bonds Series 2010
05/01/22	5.000%	1,490,000	1,762,685
Arlington County Industrial Development Authority Revenue Bonds Virginia Capital Project Series 2004
08/01/17	5.000%	1,205,000	1,315,053
08/01/18	5.000%	1,205,000	1,313,354
Bedford County Economic Development Authority Revenue Bonds Public Facilities Project Series 2006 (NPFGC)
05/01/15	5.000%	1,230,000	1,373,516
County of Prince William Certificate of Participation Prince William County Facilities Series 2006A (AMBAC)
09/01/17	5.000%	800,000	929,640
09/01/21	5.000%	1,625,000	1,812,639
Fairfax County Economic Development Authority Revenue Bonds Fairfax Public Improvement Projects Series 2005
01/15/24	5.000%	2,315,000	2,545,296
Government Center Properties
Series 2003F (AMBAC) 05/15/15	5.000%	5,000,000	5,640,750
School Board Center Administration Building Project I
Series 2005A 04/01/19	5.000%	1,380,000	1,524,113
Six Public Facilities Projects
Series 2010 04/01/24	4.000%	1,340,000	1,465,183
Hampton Roads Regional Jail Authority Refunding Revenue Bonds Series 2004 (NPFGC)
07/01/14	5.000%	1,750,000	1,890,193
07/01/15	5.000%	1,685,000	1,812,453
07/01/16	5.000%	1,930,000	2,065,042
Henrico County Economic Development Authority Refunding Revenue Bonds Series 2009B
08/01/21	4.500%	1,770,000	2,095,379

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
LOCAL APPROPRIATION (cont.)
James City County Economic Development Authority Revenue Bonds Public Facilities Projects Series 2006 (AGM)
06/15/23	5.000%	$2,000,000	$2,231,300
Montgomery County Industrial Development Authority Revenue Bonds Public Projects Series 2008
02/01/29	5.000%	1,000,000	1,092,200
New Kent County Economic Development Authority Revenue Bonds School & Governmental Projects Series 2006 (AGM)
02/01/15	5.000%	1,000,000	1,115,800
02/01/21	5.000%	2,075,000	2,339,853
Prince William County Industrial Development Authority Refunding Revenue Bonds ATCC Project Series 2005
02/01/17	5.250%	1,115,000	1,334,911
Total			35,659,360
LOCAL GENERAL OBLIGATION 20.3%
City of Colonial Heights Unlimited General Obligation Refunding & Public Improvement Bonds Series 2012
06/01/21	4.000%	1,025,000	1,203,740
City of Hampton Limited General Obligation Refunding & Public Improvement Bonds Series 2010A
01/15/19	4.000%	2,000,000	2,346,500
Unlimited General Obligation Refunding & Public Improvement Bonds Series 2004
02/01/15	5.000%	1,275,000	1,375,177
City of Lynchburg Unlimited General Obligation Public Improvement Bonds Series 2009A
08/01/20	5.000%	525,000	643,214
08/01/21	5.000%	530,000	641,851
City of Manassas Park Unlimited General Obligation Refunding Bonds Series 2008 (AGM)
01/01/22	5.000%	1,205,000	1,399,342
City of Newport News Unlimited General Obligation Improvement Bonds Series 2011A
07/01/23	5.000%	1,380,000	1,662,859
Unlimited General Obligation Refunding Bonds Improvement-Water
Series 2007B 07/01/20	5.250%	2,000,000	2,552,520
Series 2006B 02/01/18	5.250%	3,030,000	3,716,901

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Virginia Intermediate Municipal Bond Fund

April 30, 2012

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
LOCAL GENERAL OBLIGATION (cont.)
City of Norfolk Unlimited General Obligation Refunding Bonds Capital Improvement Series 2005 (NPFGC)
03/01/15	5.000%	$5,070,000	$5,711,203
City of Portsmouth Unlimited General Obligation Refunding Bonds Public Utilities Series 2012A
07/15/21	5.000%	3,000,000	3,769,470
Series 2003 (AGM) 07/01/17	5.000%	4,035,000	4,407,874
07/01/19	5.000%	1,895,000	2,064,527
Series 2006A (NPFGC) 07/01/16	5.000%	1,000,000	1,172,780
City of Richmond Unlimited General Obligation Public Improvement Bonds Series 2010D
07/15/22	5.000%	575,000	706,238
07/15/24	5.000%	1,000,000	1,248,160
Unlimited General Obligation Refunding Public Improvement Bonds Series 2005A (AGM)
07/15/15	5.000%	5,340,000	6,112,111
City of Virginia Beach Unlimited General Obligation Refunding & Public Improvement Bonds Series 2004B
05/01/13	5.000%	1,305,000	1,367,353
05/01/17	5.000%	1,000,000	1,183,800
County of Arlington Unlimited General Obligation Refunding Bonds Public Improvement Series 2006
08/01/17	5.000%	2,400,000	2,817,096
Series 1993 06/01/12	6.000%	3,285,000	3,301,974
Series 2012A 08/01/22	5.000%	3,000,000	3,876,180
County of Fairfax Unlimited General Obligation Refunding Bonds Public Improvement Series 2011A
04/01/24	4.000%	2,000,000	2,284,000
County of Fauquier Unlimited General Obligation Refunding Bonds School Series 2012
07/15/21	4.000%	1,000,000	1,175,320
County of Loudoun Unlimited General Obligation Refunding Bonds Series 1998B
12/01/15	5.250%	1,000,000	1,165,620
Series 2005A 07/01/14	5.000%	4,000,000	4,400,720
County of Pittsylvania Unlimited General Obligation Bonds Series 2008B
02/01/23	5.500%	1,030,000	1,233,878

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
LOCAL GENERAL OBLIGATION (cont.)
County of Prince William Unlimited General Obligation Refunding & Public Improvements Bonds Series 2012A
08/01/21	4.000%	$2,815,000	$3,366,036
County of Smyth Unlimited General Obligation Bonds Public Improvement Series 2011A
11/01/31	5.000%	4,000,000	4,522,920
Newport News Economic Development Authority Revenue Bonds Series 2005A
01/15/23	5.250%	1,510,000	1,720,917
Town of Leesburg Unlimited General Obligation Refunding Bonds Series 2006B
09/15/17	5.000%	1,145,000	1,382,347
Total			74,532,628
MULTI-FAMILY 0.2%
Prince William County Industrial Development Authority Subordinated Revenue Bonds Melrose Apartment Series 1998C(a)
07/01/29	7.000%	570,000	568,233
MUNICIPAL POWER 0.6%
Puerto Rico Electric Power Authority(b) Refunding Revenue Bonds Series 2002JJ (XLCA)
07/01/16	5.375%	1,100,000	1,239,084
Series 2007VV (NPFGC/FGIC) 07/01/24	5.250%	1,000,000	1,124,590
Total			2,363,674
OTHER BOND ISSUE 1.9%
City of Norfolk Refunding Revenue Bonds Series 2005A (NPFGC)
02/01/21	5.000%	5,170,000	5,408,906
Virginia Beach Development Authority Revenue Bonds Series 2010C
08/01/23	5.000%	1,380,000	1,647,471
Total			7,056,377
OTHER INDUSTRIAL DEVELOPMENT BOND 0.6%
Peninsula Ports Authority Refunding Revenue Bonds Dominion Term Association Project Series 2003(c)
10/01/33	2.375%	2,000,000	2,028,580
POOL/BOND BANK 13.9%
Virginia Public School Authority Refunding Revenue Bonds School Financing Series 2004C
08/01/16	5.000%	7,425,000	8,742,640
Series 2009C 08/01/25	4.000%	2,560,000	2,778,317

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Virginia Intermediate Municipal Bond Fund

April 30, 2012

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
POOL/BOND BANK (cont.)
Virginia Resources Authority Refunding Revenue Bonds Revolving Fund Series 2011A
08/01/24	5.000%	$1,395,000	$1,669,341
Subordinated State Revolving Fund
Series 2005 10/01/19	5.500%	5,180,000	6,673,757
10/01/20	5.500%	3,500,000	4,566,975
10/01/21	5.500%	6,475,000	8,527,640
Revenue Bonds
Pooled Financing
Series 2009B 11/01/18	4.000%	4,000,000	4,704,360
Pooled Financing Program
Series 2005B 11/01/18	5.000%	1,030,000	1,177,094
Pooled Loan Bond Program
Series 2002B 11/01/13	5.000%	1,175,000	1,257,849
Pooled Moral Obligation
Series 2009B 11/01/18	4.000%	1,000,000	1,166,890
State Revolving Fund
Series 2009 10/01/17	5.000%	1,380,000	1,674,133
Subordinated State Revolving Fund
Series 2008 10/01/29	5.000%	5,000,000	5,745,400
Unrefunded Revenue Bonds
Subordinated Series 2003 11/01/18	5.000%	1,055,000	1,119,956
11/01/19	5.000%	1,100,000	1,167,727
Total			50,972,079
PORTS 0.8%
Virginia Port Authority(d) Revenue Bonds Series 2003 (NPFGC) AMT
07/01/14	5.125%	1,360,000	1,432,407
07/01/15	5.125%	1,430,000	1,504,660
Total			2,937,067
REFUNDED/ESCROWED 5.4%
City of Hampton Prerefunded 04/01/15 Unlimited General Obligation Public Improvement Bonds Series 2005A (NPFGC/FGIC)
04/01/18	5.000%	1,500,000	1,698,195
City of Portsmouth Prerefunded 07/01/14 Unlimited General Obligation Bonds Series 2003 (AGM)
07/01/17	5.000%	350,000	383,299
07/01/19	5.000%	165,000	180,698
County of Arlington Prerefunded 08/01/16 Unlimited General Obligation Public Improvement Bonds Series 2006
08/01/17	5.000%	1,600,000	1,887,248

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
REFUNDED/ESCROWED (cont.)
County of Henrico Prerefunded 12/01/18 Unlimited General Obligation Public Improvement Bonds Series 2008A
12/01/21	5.000%	$1,000,000	$1,245,670
Richmond Metropolitan Authority Refunding Revenue Bonds Series 1998 Escrowed to Maturity (NPFGC/FGIC)
07/15/17	5.250%	530,000	606,331
Roanoke Economic Development Authority Revenue Bonds Carilion Health System Series 2002A (NPFGC)
07/01/12	5.250%	4,000,000	4,034,000
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2005
06/01/19	5.250%	635,000	637,730
Prerefunded 06/01/15 Asset-Backed Revenue Bonds
Series 2005
06/01/26	5.500%	4,250,000	4,633,562
Virginia Beach Development Authority Prerefunded 05/01/15 Revenue Bonds Series 2005A
05/01/21	5.000%	4,000,000	4,542,600
Virginia Resources Authority Prerefunded 11/01/13 Revenue Bonds Subordinated Series 2003
11/01/18	5.000%	20,000	21,374
11/01/19	5.000%	25,000	26,718
Total			19,897,425
RETIREMENT COMMUNITIES 1.6%
Fairfax County Economic Development Authority Refunding Revenue Bonds Retirement-Greenspring Series 2006A
10/01/26	4.750%	2,000,000	2,065,480
Revenue Bonds
Goodwin House, Inc.
Series 2007 10/01/22	5.000%	2,500,000	2,630,600
Henrico County Economic Development Authority Refunding Revenue Bonds Westminster Canterbury Corp. Series 2006
10/01/21	5.000%	1,000,000	1,050,570
Total			5,746,650
SPECIAL NON PROPERTY TAX 5.9%
Greater Richmond Convention Center Authority Refunding Revenue Bonds Series 2005 (NPFGC)
06/15/15	5.000%	2,480,000	2,748,882
06/15/18	5.000%	3,800,000	4,161,380
06/15/25	5.000%	3,000,000	3,168,600

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Virginia Intermediate Municipal Bond Fund

April 30, 2012

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
SPECIAL NON PROPERTY TAX (cont.)
Puerto Rico Infrastructure Financing Authority Refunding Revenue Bonds Series 2005C (FGIC)(b)
07/01/19	5.500%	$2,500,000	$2,815,325
Reynolds Crossing Community Development Authority Special Assessment Bonds Reynolds Crossing Project Series 2007
03/01/21	5.100%	1,063,000	1,074,491
Territory of Guam Revenue Bonds Series 2011A(b)
01/01/31	5.000%	850,000	934,014
Virgin Islands Public Finance Authority Revenue Bonds Senior Lien-Matching Fund Loan Note Series 2010A(b)
10/01/25	5.000%	2,450,000	2,630,835
Watkins Centre Community Development Authority Revenue Bonds Series 2007
03/01/20	5.400%	2,063,000	2,113,997
White Oak Village Shops Community Development Authority Special Assessment Bonds Series 2007
03/01/17	5.300%	2,078,000	2,201,225
Total			21,848,749
SPECIAL PROPERTY TAX 4.1%
Fairfax County Economic Development Authority Special Tax Bonds Route 28 Project Series 2004 (NPFGC)
04/01/24	5.000%	2,865,000	3,065,836
Silver Line Phase I Project
Series 2011 04/01/19	5.000%	4,315,000	5,265,336
04/01/26	5.000%	4,185,000	4,866,444
Marquis Community Development Authority Tax Allocation Bonds Series 2007B
09/01/41	5.625%	2,084,000	1,735,513
Marquis Community Development Authority(e) Tax Allocation Bonds Series 2007C
09/01/41	0.000%	3,164,000	281,311
Total			15,214,440
STATE APPROPRIATED 5.0%
Virginia College Building Authority Revenue Bonds Public Higher Education Financing Program Series 2006A
09/01/13	5.000%	2,000,000	2,126,160
09/01/14	5.000%	2,925,000	3,235,781

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
STATE APPROPRIATED (cont.)
Virginia Public Building Authority Revenue Bonds Public Facility Series 2006B
08/01/26	4.500%	$2,000,000	$2,140,660
Series 2005C 08/01/14	5.000%	2,000,000	2,201,260
Series 2006A 08/01/15	5.000%	4,775,000	5,448,753
Virginia Public School Authority Refunding Revenue Bonds School Financing 1997 Series 2012
08/01/26	4.000%	3,000,000	3,289,080
Total			18,441,694
STATE GENERAL OBLIGATION 1.0%
Puerto Rico Public Buildings Authority Revenue Bonds Government Facilities Series 2007N(b)
07/01/24	5.500%	3,425,000	3,623,239
TURNPIKE/BRIDGE/TOLL ROAD 2.2%
Chesapeake Bay Bridge & Tunnel District Refunding Revenue Bonds General Resolution Series 1998 (NPFGC)
07/01/25	5.500%	4,000,000	4,539,040
Metropolitan Washington Airports Authority Revenue Bonds Capital Appreciation-2nd Senior Lien Series 2009B (AGM)(e)
10/01/23	0.000%	5,000,000	3,051,950
Richmond Metropolitan Authority Refunding Revenue Bonds Series 1998 (NPFGC/FGIC)
07/15/17	5.250%	470,000	517,569
Total			8,108,559
WATER & SEWER 5.9%
City of Newport News Revenue Bonds Series 2007 (AGM)
06/01/19	5.000%	1,035,000	1,206,883
City of Norfolk Water Refunding Revenue Bonds Series 2012
11/01/19	5.000%	1,000,000	1,247,560
City of Richmond Revenue Bonds Series 2007 (AGM)
01/15/21	4.500%	1,000,000	1,117,790
County of Spotsylvania Revenue Bonds Series 2007 (AGM)
06/01/19	5.000%	1,030,000	1,197,602

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia Virginia Intermediate Municipal Bond Fund

April 30, 2012

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
WATER & SEWER (cont.)
Fairfax County Water Authority Refunding Revenue Bonds Subordinated Series 2005B
04/01/19	5.250%	$1,835,000	$2,320,761
Hampton Roads Sanitation District Revenue Bonds Hampton Roads Series 2008
04/01/22	5.000%	1,000,000	1,163,480
04/01/24	5.000%	3,000,000	3,475,080
Series 2011 11/01/24	5.000%	1,750,000	2,083,200
11/01/25	5.000%	1,380,000	1,629,683
Upper Occoquan Sewage Authority Refunding Revenue Bonds Series 2003 (AGM)
07/01/13	5.000%	1,640,000	1,730,905
Series 2005 (AGM) 07/01/21	5.000%	2,640,000	2,965,063

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
WATER & SEWER (cont.)
Revenue Bonds
Series 1995A (NPFGC) 07/01/20	5.150%	$1,295,000	$1,569,890
Total			21,707,897
Total Municipal Bonds (Cost: $327,125,627)			$353,443,744

	Shares	Value
Money Market Funds 3.1%
JPMorgan Tax Free Money Market Fund, 0.010%(f)	11,362,093	$11,362,093

Total Money Market Funds (Cost: $11,362,093)	$11,362,093
Total Investments (Cost: $338,487,720)	$364,805,837
Other Assets & Liabilities, Net	2,910,269
Total Net Assets	$367,716,106

Notes to Portfolio of Investments

(a)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at April 30, 2012 was $568,233, representing 0.15% of net assets. Information concerning such security holdings at April 30, 2012 was as follows:

Security Description	Acquisition Dates	Cost
Prince William County Industrial Development Authority Subordinated Revenue Bonds Melrose Apartment Series 1998C 7.000% 07/01/29	04/02/08	$564,300

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2012, the value of these securities amounted to $12,367,087 or 3.36% of net assets.

(c)  Variable rate security. The interest rate shown reflects the rate as of April 30, 2012.

(d)  At April 30, 2012, the value of securities subject to alternative minimum tax was $2,937,067, representing 0.80% of net assets.

(e)  Zero coupon bond.

(f)  The rate shown is the seven-day current annualized yield at April 30, 2012.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

XLCA  XL Capital Assurance

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia Virginia Intermediate Municipal Bond Fund

April 30, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Columbia Virginia Intermediate Municipal Bond Fund

April 30, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of April 30, 2012:

	Fair Value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$353,443,744	$—	$353,443,744
Total Bonds	—	353,443,744	—	353,443,744
Other
Money Market Funds	11,362,093	—	—	11,362,093
Total Other	11,362,093	—	—	11,362,093
Total	$11,362,093	$353,443,744	$—	$364,805,837

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2012 to April 30, 2012.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2012:

	Fair Value at March 31, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Municipal Bonds	$—	$350,512,805	$—	$350,512,805
Total Bonds	—	350,512,805	—	350,512,805
Other
Money Market Funds	13,856,332	—	—	13,856,332
Total Other	13,856,332	—	—	13,856,332
Total	$13,856,332	$350,512,805	$—	$364,369,137

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2011 to March 31, 2012.

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Assets and Liabilities – Columbia Virginia Intermediate Municipal Bond Fund

	April 30, 2012	March 31, 2012
Assets
Investments, at value
(identified cost $338,487,720 and $341,097,968)	$364,805,837	$364,369,137
Receivable for:
Capital shares sold	327,838	151,497
Interest	4,001,964	4,404,975
Expense reimbursement due from Investment Manager	2,950	1,863
Prepaid expense	2,296	4,592
Total assets	369,140,885	368,932,064
Liabilities
Payable for:
Investments purchased	—	1,638,270
Investments purchased on a delayed delivery basis	—	1,209,100
Capital shares purchased	223,600	127,598
Dividend distributions to shareholders	1,024,252	904,683
Investment management fees	12,037	3,989
Distribution and service fees	1,505	501
Transfer agent fees	56,150	61,542
Administration fees	2,059	682
Compensation of board members	80,533	80,160
Other expenses	24,643	44,437
Total liabilities	1,424,779	4,070,962
Net assets applicable to outstanding capital stock	$367,716,106	$364,861,102

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Assets and Liabilities (continued) – Columbia Virginia Intermediate Municipal Bond Fund

	April 30, 2012	March 31, 2012
Represented by
Paid-in capital	$340,782,656	$340,954,556
Undistributed net investment income	851,335	871,379
Accumulated net realized loss	(236,002)	(236,002)
Unrealized appreciation (depreciation) on:
Investments	26,318,117	23,271,169
Total — representing net assets applicable to outstanding capital stock	$367,716,106	$364,861,102
Net assets applicable to outstanding shares
Class A	$54,025,110	$53,774,711
Class B	$161,316	$181,774
Class C	$4,693,844	$4,738,940
Class Z	$308,835,836	$306,165,677
Shares outstanding
Class A	4,708,337	4,725,377
Class B	14,055	15,969
Class C	408,912	416,260
Class Z	26,918,201	26,906,982
Net asset value per share
Class A(a)	$11.47	$11.38
Class B	$11.48	$11.38
Class C	$11.48	$11.38
Class Z	$11.47	$11.38

(a)  At April 30, 2012 and March 31, 2012, the maximum offering price per share for Class A is $11.86 and $11.76, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Operations – Columbia Virginia Intermediate Municipal Bond Fund

Year ended	April 30, 2012(a)	March 31, 2012
Net investment income
Income:
Dividends	$149	$1,339
Interest	1,187,911	12,391,304
Total income	1,188,060	12,392,643
Expenses:
Investment management fees	124,130	1,340,595
Distribution fees
Class B	110	1,929
Class C	2,994	31,113
Service fees
Class B	37	643
Class C	998	10,371
Distribution and service fees — Class A	11,418	130,842
Transfer agent fees
Class A	8,167	100,707
Class B	25	674
Class C	731	7,966
Class Z	44,802	535,524
Administration fees	21,230	285,097
Compensation of board members	1,075	18,137
Pricing and bookkeeping fees	—	12,533
Custodian fees	230	9,878
Printing and postage fees	—	36,926
Registration fees	200	2,779
Professional fees	9,783	57,911
Chief compliance officer expenses	—	5
Other	2,773	22,162
Total expenses	228,703	2,605,792
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(45,071)	(616,163)
Expense reductions	—	(20)
Total net expenses	183,632	1,989,609
Net investment income	1,004,428	10,403,034
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	—	(20,059)
Net realized gain (loss)	—	(20,059)
Net change in unrealized appreciation (depreciation) on:
Investments	3,046,948	14,966,600
Net change in unrealized appreciation	3,046,948	14,966,600
Net realized and unrealized gain	3,046,948	14,946,541
Net increase in net assets resulting from operations	$4,051,376	$25,349,575

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Statement of Changes in Net Assets – Columbia Virginia Intermediate Municipal Bond Fund

Year ended	April 30, 2012(a)	March 31, 2012	March 31, 2011
Operations
Net investment income	$1,004,428	$10,403,034	$10,939,384
Net realized gain (loss)	—	(20,059)	944,804
Net change in unrealized appreciation (depreciation)	3,046,948	14,966,600	(3,524,802)
Net increase in net assets resulting from operations	4,051,376	25,349,575	8,359,386
Distributions to shareholders from:
Net investment income
Class A	(141,925)	(1,520,549)	(1,609,269)
Class B	(350)	(5,614)	(23,816)
Class C	(9,518)	(88,821)	(79,442)
Class Z	(872,679)	(8,772,472)	(9,226,858)
Total distributions to shareholders	(1,024,472)	(10,387,456)	(10,939,385)
Increase (decrease) in net assets from share transactions	(171,900)	30,261,636	(12,192,563)
Total increase (decrease) in net assets	2,855,004	45,223,755	(14,772,562)
Net assets at beginning of year	364,861,102	319,637,347	334,409,909
Net assets at end of year	$367,716,106	$364,861,102	$319,637,347
Undistributed net investment income	$851,335	$871,379	$855,801

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Statement of Changes in Net Assets (continued) – Columbia Virginia Intermediate Municipal Bond Fund

Year ended	April 30, 2012(a)		March 31, 2012		March 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	20,083	230,314	608,725	6,864,588	636,302	6,986,838
Distributions reinvested	4,702	53,927	41,031	463,382	67,509	749,647
Redemptions	(41,825)	(479,313)	(640,513)	(7,186,141)	(725,931)	(8,021,397)
Net increase (decrease)	(17,040)	(195,072)	9,243	141,829	(22,120)	(284,912)
Class B shares
Subscriptions	16	192	972	11,017	2,104	23,309
Distributions reinvested	15	168	193	2,167	876	9,748
Redemptions(b)	(1,945)	(22,251)	(21,295)	(237,861)	(110,751)	(1,220,503)
Net decrease	(1,914)	(21,891)	(20,130)	(224,677)	(107,771)	(1,187,446)
Class C shares
Subscriptions	1,650	18,912	150,587	1,694,920	211,559	2,351,630
Distributions reinvested	512	5,874	4,378	49,457	4,380	48,552
Redemptions	(9,510)	(108,742)	(65,097)	(729,025)	(117,843)	(1,282,673)
Net increase (decrease)	(7,348)	(83,956)	89,868	1,015,352	98,096	1,117,509
Class Z shares
Subscriptions	276,412	3,163,736	6,577,650	74,757,766	3,242,791	35,857,898
Distributions reinvested	2,694	30,902	29,608	333,621	36,806	407,886
Redemptions	(267,887)	(3,065,619)	(4,068,933)	(45,762,255)	(4,358,459)	(48,103,498)
Net increase (decrease)	11,219	129,019	2,538,325	29,329,132	(1,078,862)	(11,837,714)
Total net increase (decrease)	(15,083)	(171,900)	2,617,306	30,261,636	(1,110,657)	(12,192,563)

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights – Columbia Virginia Intermediate Municipal Bond Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$11.38		$10.86		$10.94		$10.57		$10.65		$10.73
Income from investment operations:
Net investment income	0.03		0.33		0.34		0.35		0.37		0.38
Net realized and unrealized gain (loss)	0.09		0.52		(0.08)		0.37		(0.08)		(0.08)
Total from investment operations	0.12		0.85		0.26		0.72		0.29		0.30
Less distributions to shareholders from:
Net investment income	(0.03)		(0.33)		(0.34)		(0.35)		(0.37)		(0.38)
Net realized gains	—		—		—		—		—		(0.00	)(b)
Total distributions to shareholders	(0.03)		(0.33)		(0.34)		(0.35)		(0.37)		(0.38)
Net asset value, end of period	$11.47		$11.38		$10.86		$10.94		$10.57		$10.65
Total return	1.06%		7.87%		2.40%		6.83%		2.83%		2.85%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.94	%(d)	0.98%		0.92%		0.87%		0.86%		0.87%
Net expenses after fees waived or expenses reimbursed(e)	0.79	%(d)	0.79	%(f)	0.80	%(f)	0.78	%(f)	0.75	%(f)	0.75	%(f)
Net investment income	3.04	%(d)	2.92	%(f)	3.11	%(f)	3.17	%(f)	3.54	%(f)	3.51	%(f)
Supplemental data
Net assets, end of period (in thousands)	$54,025		$53,775		$51,196		$51,857		$47,970		$48,158
Portfolio turnover	0%		8%		14%		12%		12%		12%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Virginia Intermediate Municipal Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$11.38		$10.86		$10.95		$10.57		$10.65		$10.73
Income from investment operations:
Net investment income	0.02		0.25		0.26		0.27		0.29		0.30
Net realized and unrealized gain (loss)	0.10		0.51		(0.09)		0.37		(0.08)		(0.08)
Total from investment operations	0.12		0.76		0.17		0.64		0.21		0.22
Less distributions to shareholders from:
Net investment income	(0.02)		(0.24)		(0.26)		(0.26)		(0.29)		(0.30)
Net realized gains	—		—		—		—		—		(0.00	)(b)
Total distributions to shareholders	(0.02)		(0.24)		(0.26)		(0.26)		(0.29)		(0.30)
Net asset value, end of period	$11.48		$11.38		$10.86		$10.95		$10.57		$10.65
Total return	1.08%		7.06%		1.55%		6.14%		2.07%		2.08%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.69	%(d)	1.81%		1.67%		1.62%		1.61%		1.62%
Net expenses after fees waived or expenses reimbursed(e)	1.54	%(d)	1.54	%(f)	1.55	%(f)	1.53	%(f)	1.50	%(f)	1.50	%(f)
Net investment income	2.29	%(d)	2.19	%(f)	2.34	%(f)	2.44	%(f)	2.80	%(f)	2.77	%(f)
Supplemental data
Net assets, end of period (in thousands)	$161		$182		$392		$1,575		$2,220		$2,434
Portfolio turnover	0%		8%		14%		12%		12%		12%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia Virginia Intermediate Municipal Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class C
Per share data
Net asset value, beginning of period	$11.38		$10.86		$10.95		$10.57		$10.65		$10.73
Income from investment operations:
Net investment income	0.02		0.24		0.26		0.26		0.29		0.30
Net realized and unrealized gain (loss)	0.10		0.52		(0.09)		0.38		(0.08)		(0.08)
Total from investment operations	0.12		0.76		0.17		0.64		0.21		0.22
Less distributions to shareholders from:
Net investment income	(0.02)		(0.24)		(0.26)		(0.26)		(0.29)		(0.30)
Net realized gains	—		—		—		—		—		(0.00	)(b)
Total distributions to shareholders	(0.02)		(0.24)		(0.26)		(0.26)		(0.29)		(0.30)
Net asset value, end of period	$11.48		$11.38		$10.86		$10.95		$10.57		$10.65
Total return	1.08%		7.06%		1.54%		6.13%		2.07%		2.08%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.70	%(d)	1.73%		1.67%		1.62%		1.61%		1.62%
Net expenses after fees waived or expenses reimbursed(e)	1.54	%(d)	1.54	%(f)	1.55	%(f)	1.53	%(f)	1.50	%(f)	1.50	%(f)
Net investment income	2.29	%(d)	2.15	%(f)	2.35	%(f)	2.41	%(f)	2.79	%(f)	2.77	%(f)
Supplemental data
Net assets, end of period (in thousands)	$4,694		$4,739		$3,544		$2,499		$1,898		$967
Portfolio turnover	0%		8%		14%		12%		12%		12%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Financial Highlights (continued) – Columbia Virginia Intermediate Municipal Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class Z
Per share data
Net asset value, beginning of period	$11.38		$10.85		$10.94		$10.57		$10.65		$10.73
Income from investment operations:
Net investment income	0.03		0.35		0.37		0.37		0.40		0.40
Net realized and unrealized gain (loss)	0.09		0.53		(0.09)		0.37		(0.08)		(0.07)
Total from investment operations	0.12		0.88		0.28		0.74		0.32		0.33
Less distributions to shareholders from:
Net investment income	(0.03)		(0.35)		(0.37)		(0.37)		(0.40)		(0.41)
Net realized gains	—		—		—		—		—		(0.00	)(b)
Total distributions to shareholders	(0.03)		(0.35)		(0.37)		(0.37)		(0.40)		(0.41)
Net asset value, end of period	$11.47		$11.38		$10.85		$10.94		$10.57		$10.65
Total return	1.08%		8.23%		2.56%		7.10%		3.09%		3.10%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.69	%(d)	0.73%		0.67%		0.62%		0.61%		0.62%
Net expenses after fees waived or expenses reimbursed(e)	0.54	%(d)	0.54	%(f)	0.55	%(f)	0.53	%(f)	0.50	%(f)	0.50	%(f)
Net investment income	3.29	%(d)	3.16	%(f)	3.36	%(f)	3.42	%(f)	3.80	%(f)	3.76	%(f)
Supplemental data
Net assets, end of period (in thousands)	$308,836		$306,166		$264,505		$278,479		$267,576		$288,262
Portfolio turnover	0%		8%		14%		12%		12%		12%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Notes to Financial Statements – Columbia Virginia Intermediate Municipal Bond Fund
April 30, 2012

Note 1. Organization

Columbia Virginia Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from March 31 to April 30. Accordingly, this report includes activity for the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair

23

Columbia Virginia Intermediate Municipal Bond Fund April 30, 2012

value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest in less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's

24

Columbia Virginia Intermediate Municipal Bond Fund April 30, 2012

average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the annualized effective management fee rate was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.15% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. For the period April 1, 2012 to April 30, 2012, the annualized effective administration fee rate was 0.07% of the Fund's average daily net assets. For the year ended March 31, 2012, the effective administration fee rate was 0.09% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period April 1, 2012 to April 30, 2012 and the period June 1, 2011 through March 31, 2012, other expenses paid to this company were $175 and $2,292, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund's expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts

25

Columbia Virginia Intermediate Municipal Bond Fund April 30, 2012

with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period ended April 30, 2012	Year ended March 31, 2012
Class A	0.18%	0.19%
Class B	0.17	0.26
Class C	0.18	0.19
Class Z	0.17	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period April 1, 2012 to April 30, 2012, no minimum account balance fees were charged to accounts. For the year ended March 31, 2012, these minimum account balance fees reduced total expenses by $20.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $640 for Class A and $205 for Class B shares for the period April 1, 2012 to April 30, 2012, and $35,555 for Class A and $32 for Class C for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.54

26

Columbia Virginia Intermediate Municipal Bond Fund April 30, 2012

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 0.55% of the Fund's average daily net assets on an annualized basis.

Prior to May 1, 2011, the Investment Manager was entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery did not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Effective May 1, 2011, the Investment Manager has eliminated such fee recoupment provisions.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the period April 1, 2012 to April 30, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation and distributions. For the year ended March 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities no reclassifications were made.

The tax character of distributions paid during the periods indicated was as follows:

	Period ended April 30, 2012	Year ended March 31, 2012	Year ended March 31, 2011
Ordinary income	$86,305	$57,001	$13,464
Tax-exempt income	938,167	10,330,455	10,925,921

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2012 and March 31, 2012, the components of distributable earnings on a tax basis were as follows:

	April 30, 2012	March 31, 2012
Undistributed tax-exempt
income	$1,953,513	$1,853,988
Undistributed accumulated long-term gain	—	—
Unrealized appreciation	26,318,117	23,271,169

At April 30, 2012 and March 31, 2012, the cost of investments for federal income tax purposes, and the aggregate unrealized appreciation and depreciation based on that cost was as follows:

	April 30, 2012	March 31, 2012
Aggregate unrealized
appreciation	$27,243,453	$24,731,161
Aggregate unrealized depreciation	(925,336)	(1,459,992)
Net unrealized
appreciation	26,318,117	23,271,169
Cost of investments for tax purposes	338,487,720	341,097,968

27

Columbia Virginia Intermediate Municipal Bond Fund April 30, 2012

The following capital loss carryforward, determined at April 30, 2012 and March 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	April 30, 2012 Amount	March 31, 2012 Amount
2017	$215,943	$—
2018	—	215,943
Unlimited short-term	20,059	20,059
Total	$236,002	$236,002

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the period April 1, 2012 to April 30, 2012, there were no purchases or proceeds from sales of securities.

For the year ended March 31, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $50,884,418 and $24,114,618, respectively.

Note 6. Lending of Portfolio Securities

Effective May 16, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

28

Columbia Virginia Intermediate Municipal Bond Fund April 30, 2012

Prior to May 16, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

For the period ended April 30, 2012 and the year ended March 31, 2012, the Fund did not participate in securities lending activity.

Note 7. Custody Credits

Prior to May 16, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the period April 1, 2011 through May 16, 2011, there were no custody credits.

Note 8. Shareholder Concentration

At April 30, 2012 and March 31, 2012, one unaffiliated shareholder account owned 88.7% and 88.9% of the outstanding shares of the Fund, respectively. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period May 16, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to May 16, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the period ended Apriil 30, 2012 and the year ended March 31, 2012.

Note 10. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

29

Columbia Virginia Intermediate Municipal Bond Fund April 30, 2012

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Virginia Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Virginia Intermediate Municipal Bond Fund (the "Fund") (a series of Columbia Funds Series Trust) at April 30, 2012 and at March 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 and at March 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 8, 2012

31

Federal Income Tax Information (Unaudited) – Columbia Virginia Intermediate Municipal Bond Fund

For the fiscal period ended April 30, 2012 and the fiscal year ended March 31, 2012, 91.58% and 99.45%, respectively, of the distributions made from net investment income of the Fund qualify as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

32

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None

33

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

34

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None

35

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

36

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

37

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

38

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

39

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to Columbia Virginia Intermediate Municipal Bond Fund (the "Fund"). Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the "Funds").

On an annual basis, the Fund's Board of Trustees (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee (including materials relating to the Fund's expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the "April Meeting"), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Directors analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Directors specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds' operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Directors noted the information they received concerning Columbia Management's ability to retain key portfolio management personnel. In that connection, the Independent Directors took into account their meetings with Columbia Management's Chief Investment Officer (the "CIO") and considered the CIO's successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Directors also assessed Columbia Management's significant investment in upgrading technology (such as an equity trading system) and considered management's commitments to enhance existing resources in this area.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with Ameriprise affiliates. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

40

Approval of Investment Management Services Agreement (continued)

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance was appropriate in light of the particular management style.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

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44

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Virginia Intermediate Municipal Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

45

Columbia Virginia Intermediate Municipal Bond Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1106 C (5/12)

Fixed Income Sector Portfolios

Annual Report for the Period Ended April 30, 2012

>  Corporate Bond Portfolio

>  Mortgage- and Asset-Backed Portfolio

Not FDIC insured • No bank guarantee • May lose value

Corporate Bond Portfolio	1

Mortgage- and Asset-Backed Portfolio	6

Portfolio of Investments	11

Statement of Assets and Liabilities	24

Statement of Operations	26

Statement of Changes in Net Assets	28

Financial Highlights	30

Notes to Financial Statements	32

Report of Independent Registered Public Accounting Firm	45

Fund Governance	46

Approval of Investment Management Services Agreement	53

Important Information About This Report	57

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in "multiples"—an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for companies to restructure their balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, it has delayed a true reckoning with the European financial situation, as concerns about Spain and Portugal continue to cloud the outlook. These structural challenges that persist in the developed world, and slowing growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength—and as a result, attractive opportunities—both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

■  detailed up-to-date fund performance and portfolio information

■  economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Corporate Bond Portfolio

Summary

■  For the 13-month period that ended April 30, 2012, the portfolio returned 11.35%.

■  The portfolio outperformed its benchmark, the Barclays U.S. Credit Bond Index.1

■  Efforts to reduce risk helped the portfolio exceed the double-digit gain of the benchmark.

Portfolio Management

Carl Pappo has managed the portfolio since November 2006. From 1993 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. Pappo was associated with the portfolio's previous investment adviser as an investment professional.

1The Barclays U.S. Credit Bond Index consists of publicly issued investment grade corporate securities and dollar-denominated SEC registered global debentures.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

13-month (cumulative) return as of 04/30/12

+11.35%

Portfolio

+11.05%

Barclays U.S Credit Bond Index

Performance Information – Corporate Bond Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 08/30/02 – 04/30/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Corporate Bond Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Average annual total return as of 04/30/12 (%)

Inception	08/30/02
1-month (cumulative)	1.13
1-year	9.31
5-year	7.91
Life	6.80

The Investment Manager bears all fees and expenses of the portfolio other than taxes, brokerage fees and commissions, costs of borrowing money and extraordinary expenses. Participants in wrap fee programs eligible to invest in the portfolio, however, pay an asset-based fee, which is negotiable, for investment services, brokerage services and investment consultation. The portfolio may incur significant costs that are in addition to the wrap fees paid to the program sponsor that are not included in this table. All results shown assume reinvestment of distributions.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Understanding Your Expenses – Corporate Bond Portfolio

The information on this page is intended to help you understand your ongoing costs of investing in the Portfolio.

The table below reflects the fact that no fees or expenses are charged to the Portfolio. Participants in the wrap fee programs eligible to invest in the Portfolio pay an asset-based fee, which is negotiable, for investment services, brokerage services and investment consultation. Please read the wrap program documents for information regarding fees charged.

The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. The amount listed in the "Actual" column is calculated using the Portfolio's actual total return for the period. The amount listed in the "Hypothetical" column is calculated using a hypothetical annual return of 5%. You should not use the hypothetical account value to estimate your actual account balance.

Account value at the beginning of the period ($) 11/01/11		Account value at the end of the period ($) 04/30/12		Expenses paid during the period ($)*
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,041.20	1,024.86	—	—

* Columbia Management Investment Advisers, LLC bears all fees and expenses of the Portfolio other than taxes, brokerage fees and commissions, costs of borrowing money and extraordinary expenses. Participants in wrap fee programs pay an asset-based fee that is not included in this table.

Expenses do not include fees and expenses incurred indirectly by the Portfolio from the underlying funds in which the Portfolio may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Portfolio Manager's Report – Corporate Bond Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Portfolio breakdown1

(at 04/30/12) (%)

Corporate Bonds & Notes	90.9
Municipal Bonds	4.4
Foreign Government Obligations	2.7
Preferred Debt	1.2
Other[2]	0.6
U.S. Treasury Obligations	0.2

1Percentages indicated are based upon total investments. Portfolio composition is subject to change.

2Includes investments in money market funds.

Top 10 holdings1

(at 04/30/12) (%)

NBCUniversal Media LLC	2.1
General Electric Capital Corp.	2.1
KeyCorp	1.8
Kroger Co. (The)	1.8
McDonald's Corp.	1.6
Nevada Power Co.	1.5
Wells Fargo & Co.	1.4
JPMorgan Chase Capital XX	1.4
Bank of America Corp.	1.3
Prudential Financial, Inc.	1.3

1Percentages indicated are based upon total investments (excluding money market funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Portfolio holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

The Board of Trustees for Corporate Bond Portfolio has approved the change of the portfolio's fiscal year end from March 31 to April 30. As a result, this report covers the 13-month period since the last annual report. The next report you receive will be for the six-month period from May 1, 2012 through October 31, 2012.

For the 13-month period that ended April 30, 2012, the portfolio returned 11.35%, compared with 11.05% for its benchmark, the Barclays U.S. Credit Bond Index. An emphasis on higher quality securities during what became a risk-averse investment environment enabled the portfolio to outperform its benchmark.

A shifting economic and market environment

The period was characterized by economic frustrations, both at home and abroad. Early in the period, Europe's debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster and job growth was disappointing. However, the pace of both economic and job growth picked up as the period wore on. Consumer confidence improved as the labor market added approximately 1.2 million new jobs between November 2011 and April 2012, while the jobless rate fell to 8.1%. Household net worth also picked up as the equity markets rebounded. Headline inflation rose 2.7%, driven primarily by rising food and energy prices. Despite a modest slowdown in manufacturing activity late in the summer of 2011, manufacturing activity continued to expand throughout the period.

Investors grew risk averse in face of uncertainty

Corporate bonds took their cues from economies and markets, domestic and foreign. By the late summer of 2011 it was apparent that risk avoidance was the investment strategy of choice, given the magnitude of economic uncertainty. In that context, total returns from corporate bonds were surprisingly high for the period. Although interest rates were at or near historical lows in many segments of the fixed-income markets when the period began, the subsequent decline in long-term rates was significant. The capital gains available from some high quality, long-term bonds were sufficient to propel the portfolio's return into double digits.

Higher quality outperformed

Higher quality fixed-income securities generally outperformed lower quality issues over the 13-month period. The portfolio capitalized on this trend in several ways. Within the financial sector, which underperformed the broader market, the portfolio gained ground against the benchmark because its holdings were concentrated in higher quality financials, a strategy that reduced exposure to problem areas such as European banks. Similarly, the portfolio's holdings in the utilities sector were concentrated in high quality first mortgage bonds that aided to relative performance. By contrast, the portfolio's underweight relative to the benchmark in non-corporate assets, such as Canadian and Mexican sovereign bonds, hurt relative performance, as these bonds bucked the trend in Europe and moved sharply higher.

Portfolio Manager's Report (continued) – Corporate Bond Portfolio

Looking ahead

We expect Europe to continue to cast a long shadow in the months ahead, a reflection of the seriousness of its sovereign crisis as well as the interdependency of the global economy. The political season in the United States adds another meaningful element of uncertainty to the investment equation. In this environment, we believe the portfolio's relatively conservative positioning remains warranted for the time being. We will monitor global events with an eye to increasing the portfolio's risk exposure when we feel it is appropriate.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this portfolio may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments.

Fund Profile – Mortgage- and Asset-Backed Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

13-month (cumulative) return as of 04/30/12

+7.13%

Portfolio

+6.96%

Barclays U.S. Securitized Index

Summary

■  For the 13-month period that ended April 30, 2012, the portfolio returned 7.13%.

■  The portfolio's return was slightly higher than the return of the Barclays U.S. Securitized Index.1

■  The portfolio's positions in commercial mortgage-backed securities and its timely investments in agency mortgages helped create this performance advantage versus the benchmark index.

Portfolio Management

Michael Zazzarino has managed the portfolio since December 2007. From 2005 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. Zazzarino was associated with the portfolio's previous investment adviser as an investment professional.

1The Barclays Capital U.S. Securitized Index is the largest component of the U.S. Aggregate Index and consists of the U.S. MBS Index, the ERISA-Eligible CMBS Index and the fixed-rate ABS Index. The U.S. MBS Index includes both fixed-rate agency passthroughs and agency hybrid ARM securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

Performance Information – Mortgage- and Asset-Backed Portfolio

Performance of a $10,000 investment 08/30/02 – 04/30/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Mortgage- and Asset-Backed Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Average annual total return as of 04/30/12 (%)

Inception	08/30/02
1-month (cumulative)	0.87
1-year	5.70
5-year	3.75
Life	3.96

The Investment Manager bears all fees and expenses of the portfolio other than taxes, brokerage fees and commissions, costs of borrowing money and extraordinary expenses. Participants in wrap fee programs eligible to invest in the Portfolio, however, pay an asset-based fee, which is negotiable, for investment services, brokerage services and investment consultation. The Portfolio may incur significant costs that are in addition to the wrap fees paid to the program sponsor that are not included in this table. All results shown assume reinvestment of distributions.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Understanding Your Expenses – Mortgage- and Asset-Backed Portfolio

The information on this page is intended to help you understand your ongoing costs of investing in the Portfolio.

The table below reflects the fact that no fees or expenses are charged to the Portfolio. Participants in the wrap fee programs eligible to invest in the Portfolio pay an asset-based fee, which is negotiable, for investment services, brokerage services and investment consultation. Please read the wrap program documents for information regarding fees charged.

The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. The amount listed in the "Actual" column is calculated using the Portfolio's actual total return for the period. The amount listed in the "Hypothetical" column is calculated using a hypothetical annual return of 5%. You should not use the hypothetical account value to estimate your actual account balance.

Account value at the beginning of the period ($) 11/01/11		Account value at the end of the period ($) 04/30/12		Expenses paid during the period ($)*
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,030.60	1,024.86	—	—

* Columbia Management Investment Advisers, LLC bears all fees and expenses of the Portfolio other than taxes, brokerage fees and commissions, costs of borrowing money and extraordinary expenses. Participants in wrap fee programs pay an asset-based fee that is not included in this table.

Expenses do not include fees and expenses incurred indirectly by the Portfolio from the underlying funds in which the Portfolio may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Portfolio Manager's Report – Mortgage- and Asset-Backed Portfolio

The Board of Trustees for Mortgage- and Asset-Backed Portfolio has approved the change of the portfolio's fiscal year end from March 31 to April 30. As a result, this report covers the 13-month period since the last annual report. The next report you receive will be for the six-month period from May 1, 2012 through October 31, 2012.

For the 13-month period that ended April 30, 2012, Mortgage- and Asset-Backed Portfolio returned 7.13%, compared with 6.96% for its benchmark, the Barclays U.S. Securitized Index. The portfolio's positions in commercial mortgage-backed securities and its timely investments in agency mortgages helped create this small performance advantage versus the benchmark index.

Portfolio positioning benefited returns

In the aftermath of the 2008 financial crisis, the Federal Reserve Board (the Fed) has responded with a series of initiatives designed to prop up various sectors of the fixed-income market. The portfolio has responded, in turn, by identifying and investing in those market segments in which the Fed was, or in which we believed it was likely to, become an active market participant. During the past 13 months, we applied this strategy to the agency mortgage market. We began the period with an underweight position in agency mortgages but added to it during the summer of 2011, just as the Fed announced it would support this asset class in order to boost a soft housing market. The portfolio concentrated its purchases in lower-coupon mortgage pools, where prepayment risk was the lowest and where the Fed was expected to provide active support through June 2012.

Throughout the reporting period, the portfolio maintained what has been a longstanding overweight position in commercial mortgage-backed securities (CMBS), whose higher yields and relatively low default rates combined to present what we feel is an attractive risk-reward profile. However, the magnitude of the portfolio's overweight in CMBS declined during the past 13 months. The decline was partly the result of our decision to increase investments in agency mortgages but also reflects a steadily shrinking CMBS market, in line with the significant decline since 2008 in the volume of commercial construction. Although CMBS experienced some difficult stretches during the past 13 months—notably during August 2011, when financial markets experienced a widespread pullback—they finished the period with a slightly positive contribution to overall performance. The portfolio's preference for high quality CMBS was a slight drag on performance as lower quality CMBS staged the strongest rebound during the fourth quarter of 2011.

The portfolio's asset allocation mix was also affected by a late-period decision to invest in a hybrid between mortgages and CMBS: multi-family residential bonds backed by apartments rather than retail properties. These holdings, which the portfolio began to purchase in early February, now account for approximately 10 percent of overall portfolio assets.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Portfolio breakdown1

(at 04/30/12) (%)
Residential Mortgage-Backed Securities—Agency	65.2
Residential Mortgage-Backed Securities—Non-Agency	0.8
Commercial Mortgage-Backed Securities—Agency	4.6
Commercial Mortgage-Backed Securities—Non-Agency	18.3
Asset-Backed Securities— Non-Agency	1.1
Treasury Notes Short-term	9.9
Other[2]	0.1

1Percentages indicated are based upon total investments. Portfolio composition is subject to change.

2Includes investments in money market funds.

Portfolio Manager's Report (continued) – Mortgage- and Asset-Backed Portfolio

Looking ahead

We will continue to monitor the fixed-income initiatives of the Fed in an effort to achieve what we consider to be the ideal asset mix for the portfolio. As the economic recovery continues to languish, we consider it increasingly likely that the Fed will initiate another round of quantitative easing to increase the money supply at a time when the discount rate and other standard interest rate benchmarks are already close to zero. We would not be surprised to see such an effort emerge during the summer of 2012, when other forms of assistance will have reached their stated cutoff points.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the portfolio may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments.

Portfolio of Investments – Corporate Bond Portfolio

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes 89.7%
Aerospace & Defense 0.8%
L-3 Communications Corp.
02/15/21	4.950%	$105,000	$112,361
Raytheon Co. Senior Unsecured
11/01/28	7.000%	45,000	58,814
Total			171,175
Airlines 0.1%
Continental Airlines 1997-1 Class A Pass-Through Trust
04/01/15	7.461%	22,252	22,502
Banking 21.0%
Bank of America Corp. Senior Unsecured
01/24/22	5.700%	275,000	288,687
02/07/42	5.875%	95,000	93,884
Barclays Bank PLC Senior Unsecured
09/22/16	5.000%	250,000	269,747
Capital One/IV(a)
02/17/37	6.745%	209,000	209,000
Capital One/V
08/15/39	10.250%	165,000	172,013
Chinatrust Commercial Bank Subordinated Notes(a)(b)
03/29/49	5.625%	45,000	42,750
Citigroup, Inc. Senior Unsecured
01/10/17	4.450%	65,000	67,899
01/30/42	5.875%	105,000	111,700
Comerica Bank Subordinated Notes
08/22/17	5.200%	115,000	128,322
Discover Bank Subordinated Notes
11/18/19	8.700%	205,000	258,568
Fifth Third Bancorp Senior Unsecured
01/25/16	3.625%	115,000	121,972
HSBC Holdings PLC Senior Unsecured
01/14/22	4.875%	35,000	37,744
HSBC USA, Inc. Subordinated Notes
09/27/20	5.000%	195,000	197,459
ING Bank NV Senior Unsecured(b)
03/15/16	4.000%	200,000	202,922
JPMorgan Chase & Co.(a)
04/29/49	7.900%	45,000	49,304
JPMorgan Chase Capital XX
09/29/36	6.550%	290,000	291,087
JPMorgan Chase Capital XXII
02/02/37	6.450%	252,000	252,000
JPMorgan Chase Capital XXIII(a)
05/15/47	1.503%	150,000	111,003
KeyCorp Senior Unsecured
03/24/21	5.100%	342,000	384,464

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Banking (cont.)
Lloyds TSB Bank PLC Bank Guaranteed(b)
01/12/15	4.375%	$196,000	$200,472
Merrill Lynch & Co., Inc. Senior Unsecured
02/03/14	5.000%	100,000	103,273
Subordinated Notes
05/02/17	5.700%	40,000	41,027
National City Preferred Capital Trust I(a)
12/31/49	12.000%	55,000	58,542
PNC Financial Services Group, Inc.(a)
07/29/49	6.750%	90,000	94,335
Scotland International Finance No. 2 BV Bank Guaranteed(b)
05/23/13	4.250%	127,000	126,987
State Street Corp.
03/15/18	4.956%	45,000	47,684
Senior Unsecured
03/07/16	2.875%	220,000	231,586
USB Capital XIII Trust
12/15/39	6.625%	85,000	86,677
Wells Fargo & Co. Senior Unsecured(a)
06/15/16	3.676%	285,000	305,760
Total			4,586,868
Brokerage 0.6%
Eaton Vance Corp. Senior Unsecured
10/02/17	6.500%	110,000	125,787
Chemicals 1.0%
Dow Chemical Co. (The) Senior Unsecured
05/15/19	8.550%	32,000	42,432
11/15/20	4.250%	90,000	95,521
05/15/39	9.400%	45,000	70,357
Total			208,310
Diversified Manufacturing 0.6%
Tyco International Ltd./Finance SA
01/15/21	6.875%	95,000	120,291
Electric 9.5%
Alabama Power Co. Senior Unsecured
03/15/41	5.500%	50,000	61,692
Commonwealth Edison Co. 1st Mortgage
08/15/16	5.950%	75,000	88,756
08/01/20	4.000%	105,000	115,719
Senior Unsecured
07/15/18	6.950%	90,000	109,058
Detroit Edison Co. (The) 1st Mortgage
10/01/20	3.450%	185,000	196,593
Duke Energy Carolinas LLC 1st Mortgage
10/01/15	5.300%	165,000	188,865

The Accompanying Notes to Financial Statements are an integral part of this statement.

Corporate Bond Portfolio

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Electric (cont.)
Exelon Generation Co. LLC Senior Unsecured
10/01/17	6.200%	$205,000	$240,880
Georgia Power Co. Senior Unsecured
09/01/40	4.750%	210,000	228,686
MidAmerican Energy Holdings Co. Senior Unsecured
02/15/14	5.000%	197,000	211,393
Nevada Power Co.
09/15/40	5.375%	265,000	311,034
Niagara Mohawk Power Corp. Senior Unsecured(b)
08/15/19	4.881%	65,000	72,515
Pacific Gas & Electric Co. Senior Unsecured
01/15/40	5.400%	45,000	52,089
Southern California Edison Co. 1st Mortgage
09/01/40	4.500%	45,000	48,639
Southern Co. (The) Senior Unsecured
05/15/14	4.150%	60,000	64,031
Xcel Energy, Inc. Senior Unsecured
05/15/20	4.700%	65,000	74,256
Total			2,064,206
Entertainment 0.7%
Time Warner, Inc.
11/15/36	6.500%	135,000	159,189
Food and Beverage 4.4%
Anheuser-Busch InBev Worldwide, Inc.
01/15/19	7.750%	185,000	244,765
ConAgra Foods, Inc. Senior Unsecured
10/01/28	7.000%	70,000	85,023
General Mills, Inc. Senior Unsecured
12/15/21	3.150%	260,000	264,335
Kraft Foods, Inc. Senior Unsecured
02/09/16	4.125%	215,000	235,085
02/09/40	6.500%	100,000	125,415
Total			954,623
Gas Distributors 1.5%
Atmos Energy Corp. Senior Unsecured
06/15/17	6.350%	100,000	117,849
03/15/19	8.500%	105,000	139,094
Sempra Energy Senior Unsecured
06/01/16	6.500%	60,000	71,400
Total			328,343
Gas Pipelines 4.8%
El Paso Pipeline Partners Operating Co. LLC
10/01/21	5.000%	159,000	167,975

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Gas Pipelines (cont.)
Energy Transfer Partners LP Senior Unsecured
02/01/42	6.500%	$70,000	$74,195
Plains All American Pipeline LP/Finance Corp.
05/01/18	6.500%	55,000	66,696
05/01/19	8.750%	185,000	244,054
01/15/20	5.750%	10,000	11,605
Southern Natural Gas Co. LLC Senior Unsecured
03/01/32	8.000%	105,000	135,548
TransCanada PipeLines Ltd.(a)
05/15/67	6.350%	180,000	187,901
Williams Partners LP Senior Unsecured
04/15/40	6.300%	135,000	160,372
Total			1,048,346
Health Care 2.1%
Express Scripts Holding Co.(b)
02/15/17	2.650%	231,000	235,153
02/15/22	3.900%	215,000	221,253
Total			456,406
Healthcare Insurance 0.5%
UnitedHealth Group, Inc. Senior Unsecured
02/15/18	6.000%	90,000	109,780
Home Construction —%
D.R. Horton, Inc.
09/15/14	5.625%	10,000	10,550
Independent Energy 1.8%
Canadian Natural Resources Ltd. Senior Unsecured
03/15/38	6.250%	155,000	193,468
Devon Energy Corp. Senior Unsecured
01/15/19	6.300%	70,000	86,483
Nexen, Inc. Senior Unsecured
03/10/35	5.875%	60,000	62,830
07/30/39	7.500%	45,000	55,126
Total			397,907
Integrated Energy 1.7%
Hess Corp. Senior Unsecured
08/15/31	7.300%	50,000	64,347
02/15/41	5.600%	145,000	156,838
Marathon Oil Corp. Senior Unsecured
10/01/17	6.000%	54,000	63,625
Shell International Finance BV
03/25/40	5.500%	70,000	87,427
Total			372,237
Life Insurance 5.6%
Lincoln National Corp. Senior Unsecured
07/01/19	8.750%	155,000	198,269
Lincoln National Corp.(a)
04/20/67	6.050%	249,000	231,570

The Accompanying Notes to Financial Statements are an integral part of this statement.

Corporate Bond Portfolio

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Life Insurance (cont.)
MetLife Capital Trust X(b)
04/08/38	9.250%	$195,000	$237,900
MetLife, Inc.
08/01/39	10.750%	85,000	118,150
Prudential Financial, Inc. Senior Unsecured
07/15/13	4.500%	90,000	93,612
06/15/19	7.375%	50,000	62,234
Prudential Financial, Inc.(a)
06/15/38	8.875%	235,000	278,769
Total			1,220,504
Media Cable 1.2%
DIRECTV Holdings LLC/Financing Co., Inc.
02/15/16	3.125%	175,000	182,129
Time Warner Cable, Inc.
05/01/17	5.850%	60,000	70,271
Total			252,400
Media Non-Cable 3.2%
NBCUniversal Media LLC Senior Unsecured
04/01/16	2.875%	430,000	449,685
News America, Inc.
12/15/35	6.400%	159,000	181,949
02/15/41	6.150%	64,000	73,450
Total			705,084
Metals 2.5%
ArcelorMittal Senior Unsecured
10/15/39	7.000%	140,000	136,514
03/01/41	6.750%	40,000	37,825
Nucor Corp. Senior Unsecured
06/01/18	5.850%	215,000	259,942
Vale Overseas Ltd.
11/21/36	6.875%	95,000	113,070
Total			547,351
Non-Captive Consumer 0.3%
Discover Financial Services(b)
04/27/22	5.200%	60,000	62,256
Non-Captive Diversified 2.0%
General Electric Capital Corp. Senior Unsecured
01/07/21	4.625%	410,000	444,724
Oil Field Services 0.1%
Weatherford International Ltd.
09/15/20	5.125%	30,000	32,147
Other Industry 0.7%
President and Fellows of Harvard College Senior Notes
10/15/40	4.875%	85,000	99,826
President and Fellows of Harvard College(b)
01/15/39	6.500%	30,000	43,839
Total			143,665

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Pharmaceuticals 0.7%
Johnson & Johnson Senior Unsecured
05/15/41	4.850%	$126,000	$148,672
Property & Casualty 2.3%
CNA Financial Corp. Senior Unsecured
12/15/14	5.850%	61,000	65,737
11/15/19	7.350%	104,000	123,379
08/15/21	5.750%	25,000	27,358
Liberty Mutual Group, Inc.(a)(b)
06/15/58	10.750%	30,000	40,800
OneBeacon US Holdings, Inc.
05/15/13	5.875%	38,000	39,335
Transatlantic Holdings, Inc. Senior Unsecured
11/30/39	8.000%	175,000	199,563
Total			496,172
Railroads 2.4%
BNSF Funding Trust I(a)
12/15/55	6.613%	130,000	135,363
Burlington Northern Santa Fe LLC Senior Unsecured
08/15/30	7.950%	110,000	151,699
CSX Corp. Senior Unsecured
06/01/21	4.250%	125,000	136,032
05/30/42	4.750%	90,000	90,295
Union Pacific Railroad Co. 2003 Pass-Through Trust
01/02/24	4.698%	8,906	9,870
Total			523,259
REITs 1.7%
Brandywine Operating Partnership LP
05/15/15	7.500%	105,000	117,345
Duke Realty LP Senior Unsecured
08/15/19	8.250%	155,000	193,307
Highwoods Realty LP Senior Unsecured
03/15/17	5.850%	55,000	59,429
Total			370,081
Restaurants 1.5%
McDonald's Corp. Senior Unsecured
05/20/21	3.625%	305,000	335,350
Retailers 1.4%
Best Buy Co., Inc. Senior Unsecured
03/15/21	5.500%	95,000	88,878
CVS Pass-Through Trust Pass-Through Certificates(b)
01/11/27	5.298%	93,083	97,259
Macy's Retail Holdings, Inc.
01/15/42	5.125%	125,000	126,242
Total			312,379

The Accompanying Notes to Financial Statements are an integral part of this statement.

Corporate Bond Portfolio

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Supermarkets 2.2%
Kroger Co. (The)
10/01/15	3.900%	$350,000	$381,022
12/15/18	6.800%	85,000	105,223
Total			486,245
Technology 2.8%
Corning, Inc. Senior Unsecured
03/15/42	4.750%	135,000	134,793
Hewlett-Packard Co. Senior Unsecured
06/01/21	4.300%	55,000	56,561
09/15/21	4.375%	90,000	93,359
12/09/21	4.650%	65,000	68,683
09/15/41	6.000%	240,000	265,280
Total			618,676
Transportation Services 0.8%
ERAC U.S.A. Finance LLC(b)
10/01/20	5.250%	155,000	171,099
Wireless —%
Rogers Communications, Inc.
06/15/13	6.250%	6,000	6,359
Wirelines 7.2%
AT&T, Inc. Senior Unsecured
06/15/16	5.625%	130,000	151,549
02/15/39	6.550%	215,000	266,496
CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	150,000	156,116
Embarq Corp. Senior Unsecured
06/01/36	7.995%	90,000	90,335
Telecom Italia Capital SA
07/18/36	7.200%	115,000	105,369
Telefonica Emisiones SAU
06/20/16	6.421%	170,000	175,000
07/03/17	6.221%	95,000	96,920
04/27/20	5.134%	190,000	176,095
Verizon Communications, Inc. Senior Unsecured
04/01/16	3.000%	200,000	213,231
04/01/21	4.600%	130,000	147,187
Total			1,578,298
Total Corporate Bonds & Notes (Cost: $18,137,743)			$19,591,241
U.S. Treasury Obligations 0.2%
U.S. Treasury
02/15/22	2.000%	$40,000	$40,300
02/15/42	3.125%	5,000	5,014
Total U.S. Treasury Obligations (Cost: $45,045)			$45,314

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations 2.6%
CANADA 1.3%
Hydro Quebec
12/01/29	8.500%	$40,000	$64,190
Province of Quebec
11/14/16	5.125%	200,000	233,514
Total			297,704
MEXICO 0.6%
Pemex Project Funding Master Trust
03/01/18	5.750%	110,000	125,400
QATAR 0.7%
Nakilat, Inc. Senior Secured(b)
12/31/33	6.067%	145,000	157,325
Total Foreign Government Obligations (Cost: $513,998)			$580,429
Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 4.3%
City of Chicago Waterworks Revenue Bonds Build America Bonds Series 2010
11/01/40	6.742%	$25,000	$32,264
Commonwealth of Massachusetts Revenue Bonds Build America Bonds-Recovery Series 2010Z
06/01/30	5.631%	85,000	107,485
06/01/40	5.731%	115,000	147,937
Kentucky Asset Liability Commission Revenue Bonds Taxable Series 2010
04/01/18	3.165%	165,000	172,928
Los Angeles Unified School District Unlimited General Obligation Bonds Build America Bonds Series 2009
07/01/34	5.750%	115,000	134,853
State of California Unlimited General Obligation Bonds Taxable Series 2010
11/01/15	3.950%	115,000	124,456
Taxable Build America Bonds Series 2009
04/01/39	7.550%	170,000	224,805
Total Municipal Bonds (Cost: $826,230)			$944,728

The Accompanying Notes to Financial Statements are an integral part of this statement.

Corporate Bond Portfolio

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Preferred Debt 1.2%
Banking 1.2%
Citigroup Capital XIII(a)
10/30/40	7.875%	$4,810	$128,090
U.S. Bancorp(a)
01/15/22	6.500%	5,000	135,300
Total			263,390
Total Preferred Debt (Cost: $259,414)			$263,390

	Shares	Value
Money Market Funds 0.6%
Columbia Short-Term Cash Fund, 0.144%(c)(d)	120,157	$120,157
Total Money Market Funds (Cost: $120,157)		$120,157
Total Investments (Cost: $19,902,587)		$21,545,259
Other Assets & Liabilities, Net		294,885
Net Assets		$21,840,144

Investment in Derivatives

At April 30, 2012, $26,759 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Futures Contracts Outstanding at April 30, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
U.S. Treasury Long Bond, 20-year	(4)	$(571,500)	June 2012	$—	$(9,976)
U.S. Treasury Note, 2-year	7	1,543,828	July 2012	2,175	—
U.S. Treasury Note, 5-year	(5)	(618,984)	July 2012	—	(3,915)
U.S. Treasury Note, 10-year	(1)	(132,281)	June 2012	—	(1,565)
U.S. Treasury Ultra Bond, 30-year	(3)	(473,438)	June 2012	—	(7,608)
Total		$(252,375)		$2,175	$(23,064)
Notes to Portfolio of Investments

(a)  Variable rate security. The interest rate shown reflects the rate as of April 30, 2012.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the value of these securities amounted to $1,912,530 or 8.76% of net assets.

(c)  The rate shown is the seven-day current annualized yield at April 30, 2012.

(d)  Investments in affiliates during the period ended April 30, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$341,174	$(221,017)	$—	$120,157	$24	$120,157

  Investments in affiliates during the year ended March 31, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$5,938,111	$5,938,111	$—	$—	$233	$—
Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Portfolio categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Portfolio's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any

The Accompanying Notes to Financial Statements are an integral part of this statement.

Corporate Bond Portfolio

April 30, 2012

Fair Value Measurements (continued)

input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Portfolio has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Portfolio's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Portfolio uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Portfolio's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Corporate Bond Portfolio

April 30, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Portfolio's investments as of April 30, 2012:

	Fair Value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Corporate Bonds & Notes	$—	$19,591,241	$—	$19,591,241
U.S. Treasury Obligations	45,314	—	—	45,314
Foreign Government Obligations	—	580,429	—	580,429
Municipal Bonds	—	944,728	—	944,728
Preferred Debt	263,390	—	—	263,390
Total Bonds	308,704	21,116,398	—	21,425,102
Other
Money Market Funds	120,157	—	—	120,157
Total Other	120,157	—	—	120,157
Investments in Securities	428,861	21,116,398	—	21,545,259
Derivatives
Assets
Futures Contracts	2,175	—	—	2,175
Liabilities
Futures Contracts	(23,064)	—	—	(23,064)
Total	$407,972	$21,116,398	$—	$21,524,370

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Portfolio's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2012 to April 30, 2012.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Accompanying Notes to Financial Statements are an integral part of this statement.

Corporate Bond Portfolio

April 30, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Portfolio's investments as of March 31, 2012:

	Fair Value at March 31, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Corporate Bonds & Notes	$—	$19,382,605	$—	$19,382,605
Foreign Government Obligations	—	574,108	—	574,108
Municipal Bonds	—	922,293	—	922,293
Preferred Debt	266,782	—	—	266,782
Total Bonds	266,782	20,879,006	—	21,145,788
Investments in Securities	266,782	20,879,006	—	21,145,788
Derivatives
Assets
Futures Contracts	27,611	—	—	27,611
Liabilities
Futures Contracts	(669)	—	—	(669)
Total	$293,724	$20,879,006	$—	$21,172,730

The Portfolio's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2011 to March 31, 2012.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Corporate Bonds & Notes
Balance as of March 31, 2011	$65,674
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	—
Sales	—
Purchases	—
Transfers into Level 3	—
Transfers out of Level 3	(65,674)
Balance as of March 31, 2012	$—

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Portfolio of Investments – Mortgage- and Asset-Backed Portfolio

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities – Agency 71.1%
Federal Home Loan Mortgage Corp.(a)
12/01/40	4.000%	$1,746,704	$1,854,143
05/01/38-06/01/40	5.500%	373,143	407,371
04/01/40	6.000%	1,595,040	1,762,332
11/01/32	6.500%	4,755	5,443
Federal National Mortgage Association(a)
03/01/41-10/01/41	3.500%	1,821,759	1,893,739
11/01/40-02/01/41	4.000%	9,068,855	9,691,082
04/01/39-03/01/41	4.500%	8,534,945	9,250,279
06/01/40-07/01/40	5.000%	6,094,777	6,660,543
08/01/37	5.500%	90,491	99,643
10/01/37	6.500%	149,631	169,092
02/01/32	7.000%	5,332	6,348
CMO Series 2011-79 Class AD
11/25/37	3.000%	504,232	522,684
Federal National Mortgage Association(a)(b)
05/01/42	3.500%	3,930,000	4,080,445
05/01/42	4.000%	2,750,000	2,908,555
Federal National Mortgage Association(a)(c)
04/01/41	4.500%	2,498,939	2,731,799
Government National Mortgage Association(a)
06/15/39-03/15/41	4.500%	1,768,247	1,937,664
03/15/31	7.000%	1,367	1,641
Government National Mortgage Association(a)(b)
05/01/42	3.500%	1,250,000	1,316,602
Total Residential Mortgage-Backed Securities – Agency (Cost: $43,664,500)			$45,299,405
Residential Mortgage-Backed Securities – Non-Agency 0.9%
BNPP Mortgage Securities LLC CMO Series 2009-1 Class A1(a)(d)
08/27/37	6.000%	$73,882	$77,735
Morgan Stanley Mortgage Loan Trust CMO Series 2007-6XS Class 2A1M(a)(e)
02/25/47	0.459%	636,597	68,705
Springleaf Mortgage Loan Trust CMO Series 2012-1A Class A(a)(d)(e)
09/25/57	2.667%	101,000	101,000
Structured Asset Securities Corp. CMO Series 2004-21XS Class 2A6A(a)(e)
12/25/34	4.740%	318,944	321,591
Total Residential Mortgage-Backed Securities – Non-Agency (Cost: $1,139,255)			$569,031
Commercial Mortgage-Backed Securities – Agency 5.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(a) CMO Series K705 Class A2
09/25/18	2.303%	$1,075,000	$1,100,561
CMO Series K706 Class A2
10/25/18	2.323%	860,000	880,353

Issuer	Coupon Rate	Principal Amount	Value
Commercial Mortgage-Backed Securities – Agency (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(a)(e) CMO Series 20K011 Class A2
12/25/20	4.186%	$475,000	$533,390
Federal National Mortgage Association(a)
01/01/19	2.600%	675,000	700,049
Total Commercial Mortgage-Backed Securities – Agency (Cost: $3,135,955)			$3,214,353
Commercial Mortgage-Backed Securities – Non-Agency 20.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc.(a) Series 2005-3 Class A4
07/10/43	4.668%	$330,000	$361,014
Series 2005-4 Class A5A
07/10/45	4.933%	182,000	199,324
Bear Stearns Commercial Mortgage Securities(a) Series 2003-T10 Class A2
03/13/40	4.740%	93,096	94,789
Series 2006-PW14 Class A4
12/11/38	5.201%	474,847	533,701
Series 2007-PW18 Class A4
06/11/50	5.700%	870,000	999,661
Bear Stearns Commercial Mortgage Securities(a)(e) Series 2004-T14 Class A4
01/12/41	5.200%	70,000	74,011
Series 2007-PW16 Class A4
06/11/40	5.905%	675,000	773,552
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4(a)
12/11/49	5.322%	626,667	695,156
Commercial Mortgage Pass-Through Certificates Series 2004-LB2A Class A4(a)
03/10/39	4.715%	593,976	622,599
Credit Suisse Mortgage Capital Certificates(a)(e) Series 2006-C1 Class AAB
02/15/39	5.596%	36,332	38,280
Series 2006-C3 Class A3
06/15/38	6.008%	690,000	784,735
GMAC Commercial Mortgage Securities, Inc. CMO Series 2003-C2 Class A2(a)(e)
05/10/40	5.636%	80,000	83,760
Greenwich Capital Commercial Funding Corp.(a) Series 2007-GG9 Class A4
03/10/39	5.444%	620,000	686,088
Greenwich Capital Commercial Funding Corp.(a)(e) Series 2005-GG3 Class A4
08/10/42	4.799%	140,000	150,896
JPMorgan Chase Commercial Mortgage Securities Corp.(a) Series 2003-C1 Class A2
01/12/37	4.985%	85,000	86,575
Series 2006-CB16 Class A4
05/12/45	5.552%	865,000	973,659

The Accompanying Notes to Financial Statements are an integral part of this statement.

Mortgage- and Asset-Backed Portfolio

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Commercial Mortgage-Backed Securities – Non-Agency (continued)
JPMorgan Chase Commercial Mortgage Securities Corp.(a)(e) Series 2003-CB6 Class A2
07/12/37	5.255%	$30,000	$31,169
Series 2005-LDP4 Class A4
10/15/42	4.918%	590,000	640,018
Series 2005-LDP5 Class A4
12/15/44	5.372%	560,000	626,235
LB-UBS Commercial Mortgage Trust(a) Series 2005-C3 Class A5
07/15/30	4.739%	275,000	300,437
Series 2007-C2 Class A3
02/15/40	5.430%	680,000	751,133
Morgan Stanley Capital I(a) Series 2003-IQ6 Class A4
12/15/41	4.970%	280,000	294,359
Series 2006-IQ12 Class A4
12/15/43	5.332%	844,566	949,896
Wachovia Bank Commercial Mortgage Trust(a) Series 2004-C10 Class A4
02/15/41	4.748%	230,372	241,895
Series 2006-C29 Class A4
11/15/48	5.308%	115,000	128,915
Wachovia Bank Commercial Mortgage Trust(a)(e) Series 2005-C22 Class A4
12/15/44	5.443%	770,000	860,007
Series 2006-C27 Class A3
07/15/45	5.765%	650,000	735,030
Total Commercial Mortgage-Backed Securities – Non-Agency (Cost: $11,997,033)			$12,716,894
Asset-Backed Securities – Non-Agency 1.2%
BMW Vehicle Lease Trust Series 2010-1 Class A3
04/15/13	0.820%	$59,508	$59,556
CNH Equipment Trust Series 2010-C Class A3
05/15/15	1.170%	125,133	125,569

Issuer	Coupon Rate	Principal Amount	Value
Asset-Backed Securities – Non-Agency (continued)
Citibank Credit Card Issuance Trust Series 2008-C6 Class C6
06/20/14	6.300%	$375,000	$377,817
Harley-Davidson Motorcycle Trust Series 2010-1 Class A3
02/15/15	1.160%	100,000	100,276
SACO I, Inc. Series 2005-2 Class A(d)(e)
04/25/35	0.639%	13,515	5,923
SMART Trust Series 2012-1USA Class A4A(d)
12/14/17	2.010%	100,000	99,915
Total Asset-Backed Securities – Non-Agency (Cost: $787,428)			$769,056
		Shares	Value
Money Market Funds 0.1%
Columbia Short-Term Cash Fund, 0.144%(f)(g)		94,498	$94,498
Total Money Market Funds (Cost: $94,498)			$94,498
Issuer	Coupon Rate	Principal Amount	Value
Treasury Note Short-Term 10.8%
U.S. Treasury Bills(h)
05/10/12	0.000%	$2,870,000	$2,869,949
09/27/12	0.000%	4,010,000	4,007,887
Total Treasury Note Short-Term (Cost: $6,877,726)			$6,877,836
Total Investments (Cost: $67,696,395)			$69,541,073
Other Assets & Liabilities, Net			(5,818,789)
Net Assets			$63,722,284

Investment in Derivatives

Futures Contracts Outstanding at April 30, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
U.S. Treasury Note, 10-year	(40)	$(5,291,250)	June 2012	$—	$(66,298)
Total				$—	$(66,298)
Notes to Portfolio of Investments

(a)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(b)  Represents a security purchased on a when-issued or delayed delivery basis.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Mortgage- and Asset-Backed Portfolio

April 30, 2012

Notes to Portfolio of Investments (continued)

(c)  At April 30, 2012, investments in securities included securities valued at $198,893 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the value of these securities amounted to $284,573 or 0.45% of net assets.

(e)  Variable rate security. The interest rate shown reflects the rate as of April 30, 2012.

(f)  The rate shown is the seven-day current annualized yield at April 30, 2012.

(g)  Investments in affiliates during the period ended April 30, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$37,091	$1,228,736	$(1,171,329)	$—	$94,498	$21	$94,498

  Investments in affiliates during the year ended March 31, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$24,642,995	$(24,605,904)	$—	$37,091	$981	$37,091

(h)  Zero coupon bond.

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Portfolio categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Portfolio's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Portfolio has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Portfolio's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Portfolio uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Mortgage- and Asset-Backed Portfolio

April 30, 2012

Fair Value Measurements (continued)

Under the direction of the Portfolio's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Portfolio's investments as of April 30, 2012:

	Fair Value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Residential Mortgage-Backed Securities — Agency	$—	$45,299,405	$—	$45,299,405
Residential Mortgage-Backed Securities — Non-Agency	—	569,031	—	569,031
Commercial Mortgage-Backed Securities — Agency	—	3,214,353	—	3,214,353
Commercial Mortgage-Backed Securities — Non-Agency	—	12,716,894	—	12,716,894
Asset-Backed Securities — Non-Agency	—	769,056	—	769,056
Total Bonds	—	62,568,739	—	62,568,739
Short-Term Securities
Treasury Note Short-Term	6,877,836	—	—	6,877,836
Total Short-Term Securities	6,877,836	—	—	6,877,836
Other
Money Market Funds	94,498	—	—	94,498
Total Other	94,498	—	—	94,498
Investments in Securities	6,972,334	62,568,739	—	69,541,073
Derivatives
Futures Contracts	(66,298)	—	—	(66,298)
Total	$6,906,036	$62,568,739	$—	$69,474,775

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Portfolio's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2012 to April 30, 2012.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Accompanying Notes to Financial Statements are an integral part of this statement.

Mortgage- and Asset-Backed Portfolio

April 30, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Portfolio's investments as of March 31, 2012:

	Fair Value at March 31, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Residential Mortgage-Backed Securities — Agency	$—	$45,752,845	$—	$45,752,845
Residential Mortgage-Backed Securities — Non-Agency	—	475,199	—	475,199
Commercial Mortgage-Backed Securities — Agency	—	3,169,550	—	3,169,550
Commercial Mortgage-Backed Securities — Non-Agency	—	13,028,861	—	13,028,861
Asset-Backed Securities — Non-Agency	—	840,987	—	840,987
U.S. Treasury Obligations	100,125	—	—	100,125
Total Bonds	100,125	63,267,442	—	63,367,567
Short-Term Securities
Treasury Note Short-Term	5,972,844	—	—	5,972,844
Total Short-Term Securities	5,972,844	—	—	5,972,844
Other
Money Market Funds	37,091	—	—	37,091
Total Other	37,091	—	—	37,091
Investments in Securities	6,110,060	63,267,442	—	69,377,502
Derivatives
Assets
Futures Contracts	45,563	—	—	45,563
Total	$6,155,623	$63,267,442	$—	$69,423,065

The Portfolio's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2011 to March 31, 2012.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities – Fixed Income Sector Portfolios

	Corporate Bond Portfolio
	April 30, 2012	March 31, 2012
Assets
Investments, at value
Unaffiliated issuers (identified cost $19,782,430 and $19,711,538)	$21,425,102	$21,145,788
Affiliated issuers (identified cost $120,157 and $—)	120,157	—
Total investments (identified cost $19,902,587 and $19,711,538)	21,545,259	21,145,788
Margin deposits on futures contracts	26,759	30,859
Receivable for:
Investments sold	—	5,289
Dividends	24	1,892
Interest	265,248	274,632
Reclaims	818	—
Variation margin on futures contracts	—	11,703
Other assets	3,302	6,052
Total assets	21,841,410	21,476,215
Liabilities
Disbursements in excess of cash	—	594
Payable for:
Investments purchased	—	6,334
Variation margin on futures contracts	1,266	—
Total liabilities	1,266	6,928
Net assets applicable to outstanding capital stock	$21,840,144	$21,469,287
Represented by
Paid-in capital	$22,756,884	$22,548,029
Undistributed net investment income	42,174	42,586
Accumulated net realized loss	(2,571,772)	(2,576,346)
Unrealized appreciation (depreciation) on:
Investments	1,642,672	1,434,250
Futures contracts	(20,889)	26,942
Swap contracts	(8,925)	(6,174)
Total — representing net assets applicable to outstanding capital stock	$21,840,144	$21,469,287
Shares outstanding	1,964,344	1,945,464
Net asset value per share	$11.12	$11.04

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities (continued) – Fixed Income Sector Portfolios

	Mortgage- and Asset-Backed Portfolio
	April 30, 2012	March 31, 2012
Assets
Investments, at value
Unaffiliated issuers (identified cost $67,601,897 and $67,912,429)	$69,446,575	$69,340,411
Affiliated issuers (identified cost $94,498 and 37,091)	94,498	37,091
Total investments (identified cost $67,696,395 and 67,949,520)	69,541,073	69,377,502
Cash	—	26
Receivable for:
Investments sold	2,228,436	—
Capital shares sold	1,375	—
Dividends	21	187
Interest	215,136	212,749
Variation margin on futures contracts	—	20,250
Total assets	71,986,041	69,610,714
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	8,254,846	6,184,358
Capital shares purchased	3,911	—
Variation margin on futures contracts	5,000	—
Total liabilities	8,263,757	6,184,358
Net assets applicable to outstanding capital stock	$63,722,284	$63,426,356
Represented by
Paid-in capital	$73,207,009	$73,281,738
Undistributed net investment income	116,040	103,084
Accumulated net realized loss	(11,379,145)	(11,432,011)
Unrealized appreciation (depreciation) on:
Investments	1,844,678	1,427,982
Futures contracts	(66,298)	45,563
Total — representing net assets applicable to outstanding capital stock	$63,722,284	$63,426,356
Shares outstanding	6,577,754	6,585,406
Net asset value per share	$9.69	$9.63

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Operations – Fixed Income Sector Portfolios

	Corporate Bond Portfolio
Year ended	April 30, 2012(a)	March 31, 2012
Net investment income
Income:
Dividends	$2,367	$11,320
Interest	84,176	1,005,862
Dividends from affiliates	24	233
Foreign taxes withheld	(290)	—
Total income	86,277	1,017,415
Net investment income	86,277	1,017,415
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	6,347	529,859
Futures contracts	(1,206)	(118,697)
Swap contracts	—	(8,638)
Net realized gain	5,141	402,524
Net change in unrealized appreciation (depreciation) on:
Investments	208,422	634,220
Futures contracts	(47,831)	30,461
Swap contracts	(2,751)	1,178
Net change in unrealized appreciation	157,840	665,859
Net realized and unrealized gain	162,981	1,068,383
Net increase in net assets resulting from operations	$249,258	$2,085,798

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Portfolio's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Operations (continued) – Fixed Income Sector Portfolios

	Mortgage- and Asset-Backed Portfolio
Year ended	April 30, 2012(a)	March 31, 2012
Net investment income
Income:
Interest	$171,441	$3,178,658
Dividends from affiliates	21	981
Total income	171,462	3,179,639
Expenses:
Interest expense	—	352
Total expenses	—	352
Net investment income	171,462	3,179,287
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	56,303	1,803,873
Futures contracts	(3,403)	(992,342)
Net realized gain	52,900	811,531
Net change in unrealized appreciation (depreciation) on:
Investments	416,696	1,472,894
Futures contracts	(111,861)	46,391
Net change in unrealized appreciation	304,835	1,519,285
Net realized and unrealized gain	357,735	2,330,816
Net increase in net assets resulting from operations	$529,197	$5,510,103

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Portfolio's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets – Fixed Income Sector Portfolios

	Corporate Bond Portfolio
Year ended	April 30, 2012(a)	March 31, 2012	March 31, 2011
Operations
Net investment income	$86,277	$1,017,415	$1,149,050
Net realized gain	5,141	402,524	794,746
Net change in unrealized appreciation (depreciation)	157,840	665,859	(231,172)
Net increase in net assets resulting from operations	249,258	2,085,798	1,712,624
Distributions to shareholders from:
Net investment income	(87,256)	(1,050,300)	(1,167,963)
Total distributions to shareholders	(87,256)	(1,050,300)	(1,167,963)
Increase (decrease) in net assets from share transactions	208,855	(2,471,032)	(1,471,501)
Total increase (decrease) in net assets	370,857	(1,435,534)	(926,840)
Net assets at beginning of year	21,469,287	22,904,821	23,831,661
Net assets at end of year	$21,840,144	$21,469,287	$22,904,821
Undistributed net investment income	$42,174	$42,586	$73,292

	Corporate Bond Portfolio
Year ended	April 30, 2012(a)		March 31, 2012		March 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Subscriptions	18,880	208,855	236,242	2,603,545	300,583	3,142,631
Distributions reinvested	—	—	—	—	296	3,074
Redemptions	—	—	(465,760)	(5,074,577)	(439,728)	(4,617,206)
Total increase (decrease)	18,880	208,855	(229,518)	(2,471,032)	(138,849)	(1,471,501)

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Portfolio's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets (continued) – Fixed Income Sector Portfolios

	Mortgage- and Asset-Backed Portfolio
Year ended	April 30, 2012(a)	March 31, 2012	March 31, 2011
Operations
Net investment income	$171,462	$3,179,287	$1,444,145
Net realized gain	52,900	811,531	933,559
Net change in unrealized appreciation (depreciation)	304,835	1,519,285	(307,747)
Net increase in net assets resulting from operations	529,197	5,510,103	2,069,957
Distributions to shareholders from:
Net investment income	(158,540)	(3,159,071)	(1,417,691)
Total distributions to shareholders	(158,540)	(3,159,071)	(1,417,691)
Increase (decrease) in net assets from share transactions	(74,729)	(21,056,516)	40,823,318
Total increase (decrease) in net assets	295,928	(18,705,484)	41,475,584
Net assets at beginning of year	63,426,356	82,131,840	40,656,256
Net assets at end of year	$63,722,284	$63,426,356	$82,131,840
Undistributed net investment income	$116,040	$103,084	$75,765

	Mortgage- and Asset-Backed Portfolio
Year ended	April 30, 2012(a)		March 31, 2012		March 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Subscriptions	33,940	327,704	3,414,442	32,366,187	5,402,346	50,734,583
Distributions reinvested	7,903	76,422	208,362	1,987,550	33,563	315,612
Redemptions	(49,495)	(478,855)	(5,775,398)	(55,410,253)	(1,090,178)	(10,226,877)
Total increase (decrease)	(7,652)	(74,729)	(2,152,594)	(21,056,516)	4,345,731	40,823,318

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Portfolio's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights – Fixed Income Sector Portfolios

The following tables are intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

Corporate Bond Portfolio

	Year ended April 30,		Year ended March 31,
	2012(a)		2012	2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$11.04		$10.53	$10.30	$8.64	$9.66	$10.06
Income from investment operations:
Net investment income (loss)	0.04		0.51	0.56	0.60	0.56	0.58
Net realized and unrealized gain (loss)	0.08		0.53	0.24	1.65	(1.01)	(0.40)
Total from investment operations	0.12		1.04	0.80	2.25	(0.45)	0.18
Less distributions to shareholders from:
Net investment income	(0.04)		(0.53)	(0.57)	(0.59)	(0.57)	(0.58)
Total distributions to shareholders	(0.04)		(0.53)	(0.57)	(0.59)	(0.57)	(0.58)
Net asset value, end of period	$11.12		$11.04	$10.53	$10.30	$8.64	$9.66
Total return	1.13%		10.11%	7.87%	26.58%	(4.65%)	1.81	%(b)
Ratios to average net assets(c)
Total expenses (including interest expense)	—		—	0.02%	—	—	—
Total expenses (excluding interest expense)	—		—	—	—	—	—
Net investment income	4.70	%(d)	4.76%	5.28%	6.14%	6.10%	5.84%
Supplemental data
Net assets, end of period (in thousands)	$21,840		$21,469	$22,905	$23,832	$19,555	$73,803
Portfolio turnover	0%		83%	132%	146%	137%	189%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Portfolio's fiscal year end was changed from March 31 to April 30.

(b)  During the year ended March 31, 2008, the Investment Manager reimbursed the Portfolio for a loss on a trading error. Had the Portfolio not received this reimbursement, total return would have been lower by less than 0.01%.

(c)  Any expenses charged directly to shareholders are not included in the reported expense ratios.

(d)  Annualized.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Fixed Income Sector Portfolios

Mortgage- and Asset-Backed Portfolio

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.63		$9.40		$9.26	$8.88	$9.32	$10.01
Income from investment operations:
Net investment income (loss)	0.03		0.35		0.30	0.38	0.44	0.54
Net realized and unrealized gain (loss)	0.05		0.22		0.14	0.39	(0.44)	(0.67)
Total from investment operations	0.08		0.57		0.44	0.77	—	(0.13)
Less distributions to shareholders from:
Net investment income	(0.02)		(0.34)		(0.30)	(0.39)	(0.44)	(0.53)
Net realized gains	—		—		—	—	—	(0.03)
Total distributions to shareholders	(0.02)		(0.34)		(0.30)	(0.39)	(0.44)	(0.56)
Net asset value, end of period	$9.69		$9.63		$9.40	$9.26	$8.88	$9.32
Total return	0.87%		6.21%		4.82%	8.79%	0.10%	(1.34%)
Ratios to average net assets(b)
Total expenses (including interest expense)	—		0.00	%(c)	—	—	—	—
Total expenses (excluding interest expense)	—		—		—	—	—	—
Net investment income	3.18	%(d)	3.65%		3.19%	4.20%	4.92%	5.50%
Supplemental data
Net assets, end of period (in thousands)	$63,722		$63,426		$82,132	$40,656	$48,128	$138,196
Portfolio turnover	20	%(e)	114	%(e)	194%	146%	142%	369%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Portfolio's fiscal year end was changed from March 31 to April 30.

(b)  Any expenses charged directly to shareholders are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 12% and 114% for the period ended April 30, 2012 and for the year ended March 31, 2012, respectively.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Notes to Financial Statements – Fixed Income Sector Portfolios
April 30, 2012

Note 1. Organization

Columbia Funds Series Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Information presented in these financial statements pertains to the following series of the Trust (each a Portfolio and collectively, the Portfolios): Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio. Each Portfolio currently operates as a diversified portfolio.

Fiscal Year End Change

During the period, the Portfolios changed their fiscal year end from March 31 to April 30. Accordingly, this report includes activity for the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012.

Shares

The Trust may issue an unlimited number of shares (without par value). Shares of the Portfolios are available only to certain eligible investors through certain wrap fee programs, certain other managed accounts and certain registered investment companies, including those sponsored or managed by Ameriprise Financial, Inc. and certain of its affiliates.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into

Fixed Income Sector Portfolios, April 30, 2012

account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Derivative Instruments

The Portfolios invest in certain derivative instruments as detailed below to meet their investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Portfolios may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Portfolios to gains or losses in excess of the amount shown in the Statements of Assets and Liabilities.

The Portfolios and any counterparty are required to maintain an agreement that requires each Portfolio and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Portfolio and such counterparty. If the net fair value of such derivatives between a Portfolio and that counterparty exceeds a certain threshold (as defined in the agreement), the Portfolio or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by each Portfolio or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Portfolios bought and sold futures contracts to manage the duration and yield curve exposure of the Portfolio versus the benchmark and manage exposure to movements in interest rates. Upon entering into futures contracts, the Portfolios bear risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, each Portfolio pledges cash or securities with the broker in an amount sufficient to

Fixed Income Sector Portfolios, April 30, 2012

meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Portfolios each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Portfolios recognize a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statements of Assets and Liabilities.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. Corporate Bond Portfolio entered into credit default swap contracts to increase or decrease its credit exposure to a single issuer of debt securities, increase or decrease its credit exposure to a specific debt security or a basket of debt securities. Additionally, credit default swap contracts were used to hedge the Portfolio's exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Portfolio purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Portfolio may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Portfolio sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Portfolio may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Portfolio could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Portfolio is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolios of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Portfolio bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Portfolio is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolios of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Portfolio upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statements of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation)

Fixed Income Sector Portfolios, April 30, 2012

until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Portfolio will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Portfolios including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; the impact of derivative transactions on each Portfolio's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following each Portfolio of Investments present additional information regarding derivative instruments outstanding at April 30, 2012 and March 31, 2012, if any.

Corporate Bond Portfolio

Fair Values of Derivative Instruments at April 30, 2012
	Asset Derivatives			Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Net assets—unrealized appreciation on futures contracts	$2,175	*	Net assets—unrealized depreciation on futures contracts	$23,064	*

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Period Ended April 30, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts
Interest rate contracts	$(1,206)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts
Interest rate contracts	$(47,831)

Volume of Derivative Instruments for the Period Ended April 30, 2012
Contracts Opened
Futures Contracts	—

Fixed Income Sector Portfolios, April 30, 2012

Fair Values of Derivative Instruments at March 31, 2012
	Asset Derivatives			Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Net assets—unrealized appreciation on futures contracts	$27,611	*	Net assets—unrealized depreciation on futures contracts	$669	*

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table in the Statement of Assets and Liabilities. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended March 31, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts	Swap Contracts	Total
Credit contracts	$—	$(8,638)	$(8,638)
Interest rate contracts	(118,697)	—	$(118,697)
Total	$(118,697)	$(8,638)	$(127,335)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts	Swap Contracts	Total
Credit contracts	$—	$505	$505
Interest rate contracts	30,461	—	$30,461
Total	$30,461	$505	$30,966

Volume of Derivative Instruments for the Year Ended March 31, 2012

Contracts Opened
Futures Contracts	143
Aggregate Notional Opened
Credit Default Swap Contracts—Buy Protection	$2,565,000
Credit Default Swap Contracts—Sell Protection	$540,000

Fixed Income Sector Portfolios, April 30, 2012

Mortgage- and Asset-Backed Portfolio

Fair Values of Derivative Instruments at April 30, 2012

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Net assets—unrealized depreciation on futures contracts	$66,298	*

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Period Ended April 30, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts
Interest rate contracts	$(3,403)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts
Interest rate contracts	$(111,861)

Volume of Derivative Instruments for the Period Ended April 30, 2012

Contracts Opened
Futures Contracts	—

Fair Values of Derivative Instruments at March 31, 2012

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Net assets—unrealized appreciation on futures contracts	$45,563	*

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table in the Statement of Assets and Liabilities. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended March 31, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts
Interest rate contracts	$(992,342)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts
Interest rate contracts	$46,391

Volume of Derivative Instruments for the Year Ended March 31, 2012

Contracts Opened
Futures Contracts	436

Delayed Delivery Securities

The Portfolios may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolios to subsequently invest at less advantageous prices. Each Portfolio identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

Certain Portfolios may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Portfolio records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any

Fixed Income Sector Portfolios, April 30, 2012

realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Portfolio treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. This treatment may exaggerate the Portfolio's portfolio turnover rate. The Portfolio does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Portfolio sells the securities becomes insolvent, the Portfolio's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Portfolio is required to repurchase may be worth less than instruments which the Portfolio originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager's ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Portfolios and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio.

Federal Income Tax Status

For federal income tax purposes, each Portfolio is treated as a separate entity. The Portfolios intend to qualify each year as separate regulated investment companies under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, the Portfolios intend to distribute in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, such that the Portfolios should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign Taxes

The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Portfolio level, based on statutory rates. The Portfolio accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Portfolios' contracts with their service providers contain general indemnification clauses. The Portfolios' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolios cannot be determined, and the Portfolios have no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Under the IMSA, the Investment Manager does not receive any compensation from the Portfolios for its investment management services.

The Portfolios do not incur any fees or expenses except brokerage fees and commissions, taxes, interest expense and extraordinary expenses. Participants in the wrap fee program eligible to invest in the Portfolios are required to pay fees to the program sponsor pursuant to separate agreements and should review the wrap program disclosure document for fees and expenses charged.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Portfolio Administrator. The Portfolio Administrator does not receive any compensation from the Portfolios for its administration and accounting services.

Transfer Agent Fees

Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Portfolios. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Portfolios. The Transfer Agent does not receive any compensation from the Portfolios for its services.

Distribution and Service Fees

The Portfolios have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Distributor does not receive any compensation from the Portfolios for its services

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the period April 1, 2012 to April 30, 2012, these differences are primarily due to differing treatment of capital loss carryforwards, deferral/reversal of wash sales, paydown reclassification, adjustments on certain convertible preferred securities and recognition of unrealized appreciation (depreciation) for certain derivative investments. For the year ended March 31, 2012, these differences are primarily due to deferral/reversal of wash sales, capital loss carryforwards, defaulted bonds and recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Portfolio's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Corporate Bond Portfolio	Period ended April 30, 2012	Year ended March 31, 2012
Undistributed net investment income	$567	$2,179
Accumulated net realized loss	(567)	(2,179)
Paid-in capital	—	—

Fixed Income Sector Portfolios, April 30, 2012

Fixed Income Sector Portfolios, April 30, 2012

Mortgage- and Asset-Backed Portfolio	Period ended April 30, 2012	Year ended March 31, 2012
Undistributed net investment income	$34	$7,103
Accumulated net realized loss	(34)	(7,103)
Paid-in capital	—	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

Corporate Bond Portfolio	Period ended April 30, 2012	Year ended March 31, 2012	Year ended March 31, 2011
Ordinary income	$87,256	$1,050,300	$1,167,963
Mortgage- and Asset-Backed Portfolio	Period ended April 30, 2012	Year ended March 31, 2012	Year ended March 31, 2011
Ordinary income	$158,540	$3,159,071	$1,417,691

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2012 and March 31, 2012, the components of distributable earnings on a tax basis were as follows:

Corporate Bond Portfolio	April 30, 2012	March 31, 2012
Undistributed ordinary income	$42,174	$44,165
Undistributed accumulated long-term gain	—	—
Unrealized appreciation	1,628,676	1,420,254

Mortgage- and Asset-Backed Portfolio	April 30, 2012	March 31, 2012
Undistributed ordinary income	$116,041	$103,087
Undistributed accumulated long-term gain	—	—
Unrealized appreciation	1,844,678	1,427,982

At April 30, 2012 and March 31, 2012, the cost of investments for federal income tax purposes, and the aggregate unrealized appreciation and depreciation based on that cost was as follows:

Corporate Bond Portfolio	April 30, 2012	March 31, 2012
Aggregate unrealized appreciation	$1,699,906	$1,504,231
Aggregate unrealized depreciation	(71,230)	(83,977)
Net unrealized appreciation	$1,628,676	$1,420,254
Cost of investments for tax purposes	$19,916,583	$19,725,534
Mortgage- and Asset-Backed Portfolio	April 30, 2012	March 31, 2012
Aggregate unrealized appreciation	$2,441,738	$2,055,852
Aggregate unrealized depreciation	(597,060)	(627,870)
Net unrealized appreciation	$1,844,678	$1,427,982
Cost of investments for tax purposes	$67,696,395	$67,949,520

The following capital loss carryforward, determined at April 30, 2012 and March 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Corporate Bond Portfolio	April 30,	March 31,
	2012	2012
Year of Expiration	Amount	Amount
2015	$189,825	$—
2016	2,121,554	189,825
2017	224,029	2,121,554
2018	—	224,029
Unlimited short-term	19,512	—
Unlimited long-term	23,745	—
Total	$2,578,665	$2,535,408

Fixed Income Sector Portfolios, April 30, 2012

Mortgage- and Asset-Backed Portfolio	April 30, 2012	March 31, 2012
Year of Expiration	Amount	Amount
2016	$11,386,448	$—
2017	—	11,386,448
Unlimited short-term	39,618	—
Unlimited long-term	19,376	—
Total	$11,445,442	$11,386,448

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended March 31, 2012, capital loss carryforwards of $405,209 for Corporate Bond Portfolio and $847,120 for Mortgage- and Asset-Backed Portfolio were utilized.

Management of the Portfolios has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the period ended April 30, 2012, the cost of purchases and proceeds from sales of securities, including U.S. government securities and any applicable mortgage dollar rolls, but excluding short-term obligations, for each Portfolio aggregated to:

Portfolio	Purchases	Proceeds	Purchases of U.S. Government Securities	Proceeds of U.S. Government Securities
Corporate Bond Portfolio	$170,967	$101,881	$45,045	$—
Mortgage- and Asset-Backed Portfolio	12,321,406	13,564,114	12,220,408	13,136,711

For the year ended March 31, 2012, the cost of purchases and proceeds from sales of securities, including U.S. government securities and any applicable mortgage dollar rolls, but excluding short-term obligations, for each Portfolio aggregated to:

Portfolio	Purchases	Proceeds	Purchases of U.S. Government Securities	Proceeds of U.S. Government Securities
Corporate Bond Portfolio	$17,603,539	$19,969,249	$5,788,235	$6,346,828
Mortgage- and Asset-Backed Portfolio	97,673,244	117,003,519	79,676,967	115,151,659

Fixed Income Sector Portfolios, April 30, 2012

Note 6. Shareholder Concentration

The table below details the affiliated and significant unaffiliated shareholder account ownership of outstanding shares of each Portfolio. For affiliated ownership, subscription and redemption activity of these accounts may have a significant effect on the operations of the Portfolio. For unaffiliated shares, the Portfolio has no knowledge about whether any portion of those shares was owned beneficially.

	April 30, 2012			March 31, 2012
Portfolio	Number of unaffiliated accounts	Percentage of shares outstanding held— unaffiliated	Percentage of shares outstanding held— affiliated	Number of unaffiliated accounts	Percentage of shares outstanding held— unaffiliated	Percentage of shares outstanding held— affiliated
Corporate Bond Portfolio	1	100%	—	1	100%	—
Mortgage- and Asset-Backed Portfolio	1	51.7%	48.3%	1	51.2%	48.8%

Note 7. Line of Credit

The Portfolios have entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby each Portfolio may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on June 27, 2011 for Corporate Bond Portfolio and July 25, 2011 for Mortgage- and Asset-Backed Portfolio, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Portfolios and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating portfolio based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Portfolio also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

For the period June 27, 2011 through December 13, 2011 for Corporate Bond Portfolio, and the period July 25, 2011 through December 13, 2011 for Mortgage-and Asset-Backed Portfolio, interest was charged to each participating portfolio based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each Portfolio also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period June 27, 2011 through July 24, 2011, Mortgage- and Asset-Backed Portfolio and certain other funds managed by the Investment Manager participated in a $100 million committed, unsecured revolving credit facility provided by State Street.

For the period May 16, 2011 through June 26, 2011, each Portfolio and certain other funds managed by the Investment Manager participated in a $150 million committed, unsecured revolving credit facility provided by State Street. Prior to May 16, 2011, the collective borrowing amount of the credit facility was $225 million. Interest was charged to each portfolio based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. Each Portfolio also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

Corporate Bond Portfolio had no borrowings during the period ended April 30, 2012 and the year ended March 31, 2012.

Mortgage- and Asset-Backed Portfolio had no borrowings during the period ended April 31, 2012. For the year ended March 31, 2012, the average daily loan balance outstanding for Mortgage- and Asset-Backed Portfolio on days when borrowing existed was $1,716,667 at a weighted average interest rate of 1.379%.

Fixed Income Sector Portfolios, April 30, 2012

Note 8. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Portfolios to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Portfolios to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory

Fixed Income Sector Portfolios, April 30, 2012

matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Fixed Income Sector Portfolios

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio (each a series of Columbia Funds Series Trust, hereafter referred to as the "Portfolios") at April 30, 2012 and at March 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 and at March 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 8, 2012

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	149	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	156	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to each of the Fixed Income Sector Portfolios: Corporate Bond Portfolio and Mortgage- and Asset -Backed Portfolio (each a "Fund", together the "Sector Portfolios"). Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to each Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the "Funds").

On an annual basis, each Fund's Board of Trustees (the "Board"), including the independent Board members (the "Independent Trustees"), considers renewal of each IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue each IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the "April Meeting"), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, each Funds' operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management's Chief Investment Officer (the "CIO") and considered the CIO's successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management's significant investment in upgrading technology (such as an equity trading system) and considered management's commitments to enhance existing resources in this area.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to each Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under each IMS Agreement and each Fund's other services agreements with Ameriprise affiliates. The Board also discussed the acceptability of the terms of each IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under each IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other

Approval of Investment Management Services Agreement (continued)

considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to each Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under each IMS Agreement, the Board carefully reviewed the investment performance of each Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of each Fund, the performance of a benchmark index and the net assets of each Fund. The Board observed that for i) Corporate Bond Portfolio, the Fund's investment performance met expectations and for ii) Mortgage- and Asset- Backed Portfolio, the Fund's investment performance was appropriate in light of the particular management style.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with each Fund: The Board reviewed comparative fees and the costs of services to be provided under each IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of each Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing each Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each Fund is at, or below, the median expense ratio of funds in the same comparison universe of each Fund). The Board considered, in particular, that each Fund is not subject to any fees under the IMS Agreement. (Each Fund also does not incur any fees or expenses except brokerage fees and commissions, taxes, interest expense and extraordinary expenses.)

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to each Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as each Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that each Fund's fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of each IMS Agreement.

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Fixed Income Sector Portfolios.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fixed Income Sector Portfolios
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1121 C (5/12)

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau Jr., Pamela G. Carlton, William P. Carmichael, William A. Hawkins and John F. Maher, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Carmichael, Mr. Hawkins and Mr. Maher each are independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the nine series of the registrant whose reports to stockholders are included in this annual filing. The series changed its fiscal year end from March 31 to April 30, effective April 30, 2012.  The fees presented for 2012 represent the one month period ended April 30, 2012 and the fiscal year ended March 31, 2012. The fees presented for 2011 represent the fiscal year ended March 31, 2011.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the one month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and March 31, 2011 are approximately as follows:

April 30, 2012	March 31, 2012	March 31, 2011
$63,800	$284,400	$239,900

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the one month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and March 31, 2011 are approximately as follows:

April 30, 2012	March 31, 2012	March 31, 2011
$0	$59,800	$47,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2012 and 2011, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2012 also includes Audit-Related Fees for agreed-upon procedures for fund accounting and custody conversions. Fiscal year 2011 also includes agreed- upon procedures related to fund mergers.

During the one month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and March 31, 2011, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the one month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and March 31, 2011 are approximately as follows:

April 30, 2012	March 31, 2012	March 31, 2011
$0	$43,000	$32,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the one month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and March 31, 2011, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the one month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and March 31, 2011 are approximately as follows:

April 30, 2012	March 31, 2012	March 31, 2011
$0	$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the one month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and March 31, 2011 are approximately as follows:

April 30, 2012	March 31, 2012	March 31, 2011
$0	$395,800	$495,300

In both fiscal years 2012 and 2011, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the one month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and March 31, 2011 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the one month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and March 31, 2011 are approximately as follows:

April 30, 2012	March 31, 2012	March 31, 2011
$0	$498,600	$575,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	June 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	June 8, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	June 8, 2012